               As filed with Securities and Exchange Commission on
                                 April 29, 2002
                                            Registration No. 333-46401
          ------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------
                                    FORM S-6
                      POST-EFFECTIVE AMENDMENT No. 5 to the
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)
                              ---------------------

                                 MARIE C. SWIFT
                        Second Vice President and Counsel
                       New England Life Insurance Company

                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                           ---------------------------

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securites Being Registered: Units of Interest in Flexible Premium Adjustable Variable Life Insurance Policies

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       Registration Statement on Form S-6

                              Cross-Reference Sheet

Form N-8B-2
Item No.                   Caption in Prospectus
1                          Cover Page
2                          Cover Page
3                          Inapplicable
4                          NELICO's Distribution Agreement
5                          NELICO
6                          The Variable Account
9                          Inapplicable
10(a)                      Other Policy Features
10(b)                      Policy Values and Benefits
10(c), (d), (e)            Death Benefit; Cash Value; 24 Month Right; Surrender; Partial Surrender; Right to Return the Policy; Loan
                           Provision; Transfer Option; Premiums
10(f), (g), (h)            Voting Rights; Rights Reserved by NELICO
10(i)                      Limits to NELICO's Right to Challenge the Policy; Payment of Proceeds; Investment Options
11                         The Variable Account
12                         Investments of the Variable Account; NELICO's Distribution Agreement
13                         Charges and Expenses; NELICO's Distribution Agreement; Charge for NELICO's Income Taxes; Appendix A
14                         Amount Provided for Investment Under the Policy; NELICO's Distribution Agreement
15                         Premiums
16                         Investments of the Variable Account
17                         Captions referenced under Items 10(c), (d), (e) and (i) above
18                         The Variable Account
19                         Reports; NELICO's Distribution Agreement
20                         Captions referenced under Items 6 and 10(g) above
21                         Loan Provision
22                         Inapplicable
23                         NELICO's Distribution Agreement
24                         Limits to NELICO's Right to Challenge the Policy
25                         NELICO
26                         NELICO's Distribution Agreement
27                         NELICO
28                         Management


Form N-8B-2
Item No.                   Caption in Prospectus
29                         NELICO
30                         Inapplicable
31                         Inapplicable
32                         Inapplicable
33                         Inapplicable
34                         NELICO's Distribution Agreement
35                         NELICO
36                         Inapplicable
37                         Inapplicable
38                         NELICO's Distribution Agreement
39                         NELICO's Distribution Agreement
40                         NELICO's Distribution Agreement
41(a)                      NELICO's Distribution Agreement
42                         Inapplicable
43                         Inapplicable
44(a)                      Investments of the Variable Account; Amount Provided for Investment Under the Policy; Deductions from
                           Premiums; Flexible Premiums
44(b)                      Charges and Expenses
44(c)                      Flexible Premiums; Deductions from Premiums
45                         Inapplicable
46                         Investments of the Variable Account; Captions referenced under Items 10(c), (d) and (e) above
47                         Inapplicable
48                         Inapplicable
49                         Inapplicable
50                         Inapplicable
51                         Cover Page; Death Benefit; Lapse and Reinstatement; Charges and Expenses; Additional Benefits by Rider;
                           24 Month Right; Payment Options; Policy Owner and Beneficiary; Premiums; NELICO's Distribution Agreement
52                         Rights Reserved by NELICO
53                         Tax Considerations
54                         Inapplicable
55                         Inapplicable
59                         Financial Statements


This registration statement incorporates by reference the prospectuses and supplements dated April 30, 1999, May 1, 2000 and May 1, 2001 as filed in Post-Effective Amendment No. 1 on April 26, 1999, Post-Effective Amendment No. 3 on April 28, 2000 and Post-Effective Amendment No. 4 on April 26, 2001, respectively, to the Registration Statement on Form S-6 (File No. 333-46401).

                        ENTERPRISE EXECUTIVE ADVANTAGE

                          Flexible Premium Adjustable
                       Variable Life Insurance Policies
                                   Issued by
                             New England Variable
                           Life Separate Account of
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

   This prospectus offers individual flexible premium adjustable variable life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

   The Policy provides premium flexibility and a death benefit. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

   You may choose among three death benefit options. One provides a fixed death benefit equal to the Policy's face amount. One provides a death benefit that may vary daily with the investment experience of the Eligible Funds. One provides a death benefit equal to the Policy's face amount plus premiums paid (less partial surrenders). Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

   You allocate net premiums among the investment Sub-Accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each Sub-Account of the Variable Account invests in the shares of an Eligible Fund. The Eligible Funds are:


NEW ENGLAND ZENITH FUND

State Street Research Bond Income Series


MFS Total Return Series


State Street Research Money Market Series


Zenith Equity Series


FI Structured Equity Series

Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series

Harris Oakmark Focused Value Series

MFS Investors Trust Series
MFS Research Managers Series

FI Mid Cap Opportunities Series


METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio
Putnam International Stock Portfolio

MetLife Stock Index Portfolio


MetLife Mid Cap Stock Index Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Lehman Brothers(R) Aggregate Bond Index Portfolio


State Street Research Aurora Portfolio


Janus Growth Portfolio



State Street Research Investment Trust Portfolio


Franklin Templeton Small Cap Growth Portfolio


Neuberger Berman Partners Mid Cap Value Portfolio


Harris Oakmark Large Cap Value Portfolio


State Street Research Large Cap Value Portfolio


MET INVESTORS SERIES TRUST

MFS Mid Cap Growth Portfolio


PIMCO Innovation Portfolio


Met/AIM Mid Cap Core Equity Portfolio


Met/AIM Small Cap Growth Portfolio


PIMCO Total Return Portfolio


State Street Research Concentrated International Portfolio


VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio

VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES

American Funds Growth Fund


American Funds Growth-Income Fund


American Funds Global Small Capitalization Fund




   You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account. The first net premium for the Policy generally is credited with net investment experience equal to that of the Zenith State Street Research Money Market Sub-Account until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.


   You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing or adding to current coverage would be advantageous.



   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


                                  MAY 1, 2002

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
             GLOSSARY........................................  A-4
             INTRODUCTION TO THE POLICIES....................  A-5
              The Policies...................................  A-5
              Availability of the Policy.....................  A-7
              Policy Charges.................................  A-7
              How the Policy Works........................... A-12
              Communications and Payments.................... A-13
              NELICO......................................... A-13
             POLICY VALUES AND BENEFITS...................... A-15
              Death Benefit.................................. A-15
              Guaranteed Death Benefit Rider................. A-16
              Death Proceeds Payable......................... A-17
              Change in Death Benefit Option................. A-17
              Cash Value..................................... A-18
              Allocation of Net Premiums..................... A-19
              Amount Provided for Investment under the Policy A-20
              Right to Return the Policy..................... A-20
             CHARGES AND EXPENSES............................ A-21
              Deductions from Premiums....................... A-21
              Deductions from Cash Value..................... A-21
              Charges Against the Eligible Funds............. A-24
              Special Arrangements........................... A-24
             PREMIUMS........................................ A-24
              Flexible Premiums.............................. A-24
              Lapse and Reinstatement........................ A-25
             OTHER POLICY FEATURES........................... A-26
              Increase in Face Amount........................ A-26
              Loan Provision................................. A-26
              Surrender...................................... A-27
              Partial Surrender.............................. A-28
              Reduction in Face Amount....................... A-28
              Investment Options............................. A-29
              Transfer Option................................ A-29
              Dollar Cost Averaging.......................... A-30
              Asset Rebalancing.............................. A-30
              Substitution of Insured Person................. A-31
              Payment of Proceeds............................ A-31
              Conversion Rights.............................. A-31
              Payment Options................................ A-32
              Additional Benefits by Rider................... A-33
              Policy Owner and Beneficiary................... A-34
             THE VARIABLE ACCOUNT............................ A-34
              Investments of the Variable Account............ A-35
              Investment Management.......................... A-38
              Substitution of Investments.................... A-39
              Share Classes of the Eligible Funds............ A-40
             THE FIXED ACCOUNT............................... A-40
              General Description............................ A-40
              Values and Benefits............................ A-40
              Policy Transactions............................ A-41

                                                                        PAGE
                                                                        ----
    DISTRIBUTION OF THE POLICIES....................................... A-42
    LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY................... A-42
     Misstatement of Age or Sex........................................ A-42
     Suicide........................................................... A-42
    TAX CONSIDERATIONS................................................. A-42
     Introduction...................................................... A-42
     Tax Status of the Policy.......................................... A-42
     Tax Treatment of Policy Benefits.................................. A-43
     NELICO's Income Taxes............................................. A-46
    MANAGEMENT......................................................... A-47
    VOTING RIGHTS...................................................... A-50
    RIGHTS RESERVED BY NELICO.......................................... A-50
    RESTRICTIONS ON FINANCIAL TRANSACTIONS............................. A-50
    TOLL-FREE NUMBERS.................................................. A-51
    REPORTS............................................................ A-51
    ADVERTISING PRACTICES.............................................. A-51
    LEGAL MATTERS...................................................... A-52
    REGISTRATION STATEMENT............................................. A-52
    EXPERTS............................................................ A-52
    APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
      AND ACCUMULATED PREMIUMS......................................... A-53
    APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...................... A-58
    APPENDIX C: LONG TERM MARKET TRENDS................................ A-75
    APPENDIX D: TAX INFORMATION........................................ A-76
    APPENDIX E: CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST A-77
    FINANCIAL STATEMENTS............................................... AA-1

                                   GLOSSARY


   ACCOUNT.  A Sub-Account of the Variable Account or the Fixed Account.


   AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

   CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding Policy loan, the amount of its cash value held in our general account as a result of the loan.

   EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

   FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.


   INVESTMENT START DATE. This is the latest of the date we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date.


   NET CASH VALUE. The net cash value is equal to the Policy's cash value reduced by any outstanding Policy loan and accrued interest on the loan.

   NET INVESTMENT EXPERIENCE. For any period, a Sub-Account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period.

   PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium is a level amount that is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

   PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment. (See "Premiums".)

   POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II of the application (if any) was signed and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.

   TARGET PREMIUM. Currently we use the Target Premium to determine the amount of Sales Charge deducted from each premium payment, and also sales commissions. It varies by issue age, sex and underwriting class of the insured and the Policy's face amount at issue (or as later reduced). The Target Premium for a standard risk Policy with no riders is equal to the net annual premium that would be paid if the Policy provided for paid-up benefits after the payment of seven level net annual premiums, determined under federal income tax laws. Substandard ratings and certain riders increase the Target Premium above this amount.

   YOU.  "You" refers to the Policy Owner.

                         INTRODUCTION TO THE POLICIES

THE POLICIES

   The Policies are designed to provide lifetime insurance coverage. They are not offered primarily as an investment. Policies are issued as part of a "case", where a number of Policies share a common factor (for example, a corporate owner).

   Here is a summary of the Policy's basic features. You should read the entire prospectus for more complete information.

    -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where the insured is in a substandard risk class. (See "Premiums".)


    -- You can allocate net premiums to one or more of the Sub-Accounts of the Variable Account corresponding to mutual fund portfolios, in some cases after an initial period in the State Street Research Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)



    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, managed and balanced funds, and a money market fund. You may allocate your Policy's cash value to as many accounts (including the Fixed Account) as you choose. (See "Investments of the Variable Account".)


    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE FIXED ACCOUNT. We have the right to restrict transfers of cash value and allocations of premiums into the Fixed Account. (See "The Fixed Account".)

    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's Sub-Accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

    -- The portion of the cash value in the Sub-Accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose among three death benefit options under the Policy. The first option provides a death benefit equal to the Policy's face amount. The second option provides a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's Sub-Accounts and the rate of interest credited on your cash value in the Fixed Account. The third option provides a death benefit equal to the face amount plus premiums paid, less all partial surrenders. The death benefit in each case could increase to satisfy tax law requirements if the cash value reaches certain levels. (See "Death Benefit".)

    -- After the first Policy year, you may increase in some circumstances or decrease the Policy's face amount. (See "Increase in Face Amount" and "Reduction in Face Amount".)

    -- If it is available to you and you elect the Guaranteed Death Benefit rider, then regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid less any partial surrenders and outstanding Policy loan plus accrued loan interest at least equals certain minimum amounts. (See "Death Benefit" and "Guaranteed Death Benefit Rider".)

    -- You may change your allocation of future net premiums at any time. (See
       "Allocation of Net Premiums" and "Investment Options".)


    -- Once we mail the confirmation for the initial premium (in some states 15 days after that), the Policy allows you to transfer cash value among the Sub-Accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New
       York) without our
       consent. Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account--Policy Transactions".)

    -- A loan privilege and a partial surrender feature are also available.
       (See "Loan Provision" and "Partial Surrender".)


    -- If you surrender the Policy in the first two Policy years, in most states we refund to you the total sales charges we deducted on premiums paid in the first Policy year. (See "Charges and Expenses" and "Surrender".)


    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, undistributed increases in cash value generally are not taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)


    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy during the first 10 Policy years will not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. The tax consequences of a policy loan after the tenth policy year are not clear. You should consult a tax adviser if you intend to take out or maintain a policy loan after the tenth policy year. With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)


    -- In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new life insurance contract or a change in an existing life insurance contract should consult a tax adviser. (See "Tax
       Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. In some states we are required to refund premiums paid; in other states, we refund an amount that reflects investment experience and certain charges. For a limited period you can cancel a requested increase in the Policy's face amount. (See "Right to Return the Policy".)


    -- Within 24 months after a Policy's date of issue or the effective date of a face amount increase, you may exercise the Policy's 24 Month Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Month Right is to provide you with fixed Policy values and benefits. (See "Conversion Rights" for a description of this provision generally and for a description of the variation which applies to Policies issued in Maryland, New Jersey, New York and Connecticut.)


   In many respects the Policies are similar to fixed-benefit universal life insurance. Like universal life insurance, the Policies offer death benefits and provide flexible premiums, a cash value, and loan privileges.

   The Policies are different from fixed-benefit universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected Sub-Accounts.

   The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If the net cash value is not sufficient to pay a Monthly Deduction, the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    -- The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    -- Dividends and capital gains are automatically reinvested.

AVAILABILITY OF THE POLICY


   Each Policy is part of a "case," which is a group of one or more Policies linked by a factor such as a common employer of the insureds. We decide what Policies constitute a case. Policies in a case usually have a common Policy owner (for example, the employer of the insureds). In addition, the total annual premium payment payable on the Policy or Policies included in the case must be at least $100,000.



   The Policies are available for insureds from the age of 20 to 80 on an underwritten basis and from the age of 20 to 70 on a guaranteed issue basis. We issue guaranteed issue Policies based on very limited underwriting information. (Guaranteed issue Policies may not be available in New Jersey.) All persons must meet our underwriting and other requirements. The minimum face amount available at issue is $50,000, unless we consent to a lower amount. We allow you to include Adjustable Term Insurance Rider coverage to meet our minimum face amount requirements, but you must have at least $10,000 of base policy face amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code ("tax-qualified pension plans"), except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.



   We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with term riders that provide death benefit coverage at a lower overall cost than coverage under the base Policy; however, term riders have no surrenderable cash value and terminate at the insured's age 100. (See "Other Policy Features--Additional Benefits by Rider".) To obtain more information about these other policies and term riders, contact our Home Office or your registered representative.


   For information concerning compensation paid for the sale of Policies, see "Distribution of the Policies."

POLICY CHARGES

   PREMIUM-BASED CHARGES.  We deduct the following charges from premiums:


    -- A sales charge of 8% on each premium payment you make during a Policy year. Currently we reduce the charge to 1% on each premium payment you make in excess of a Target Premium during a Policy year; and in Policy year eight we reduce the charge to 3% on each premium payment not in excess of a Target Premium;


    -- A premium tax charge of 2%.

   MONTHLY DEDUCTION FROM CASH VALUE. We deduct certain charges from the cash value:


    -- Monthly charge for the cost of insurance; and for any rider benefits you elect, including the Minimum Guaranteed Death Benefit and the Enhanced Cash Surrender Value Riders;





    -- Monthly mortality and expense risk charge, currently equal to an annual rate of 0.75% in Policy years 1-15; 0.50% in Policy years 16-20; and 0.10% thereafter (guaranteed not to exceed 0.75% in all years);


    -- Monthly policy fee currently equal to $5.50 per month (guaranteed not to exceed $10.00 per month).

   CHARGE FOR FACE AMOUNT INCREASES. If you increase your Policy's face amount and medical underwriting is required for the increase, we deduct a charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) from your Policy's cash value on the date that the increase takes effect, and on the first day of the next eleven Policy months.

   CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. Daily charges against the Eligible Fund portfolios are deducted for investment advisory services and fund operating expenses.

   Currently, we do not charge the Variable Account for federal income taxes. We may, however, impose such a charge in the future.

   You can designate a Single Source Expense Sub-Account from which we will take Monthly Deductions and any charges for face amount increases.


   ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 2001 (anticipated expenses for 2002 for the FI Mid Cap Opportunities Series), after giving effect to any applicable expense deferral arrangement:


ANNUAL OPERATING EXPENSES



  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE DEFERRAL)



                                         MANAGEMENT  OTHER   TOTAL ANNUAL
      SERIES                                FEES    EXPENSES   EXPENSES
      ------                             ---------- -------- ------------
      Zenith Equity.....................    .66%      .09%       .75%*
      State Street Research Bond Income.    .40%      .09%       .49%
      State Street Research Money Market    .35%      .07%       .42%
      MFS Total Return..................    .50%      .13%       .63%
      FI Structured Equity..............    .68%      .10%       .78%**
      Loomis Sayles Small Cap...........    .90%      .10%      1.00%
      Harris Oakmark Focused Value......    .75%      .12%       .87%**
      Balanced..........................    .70%      .13%       .83%
      Davis Venture Value...............    .75%      .08%       .83%**
      Alger Equity Growth...............     75%      .09%       .84%
      MFS Investors Trust...............    .75%      .15%       .90%***
      MFS Research Managers.............    .75%      .15%       .90%***
      FI Mid Cap Opportunities..........    .80%      .15%       .95%***



--------



 * Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.


** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.

***Without the applicable expense deferral arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been: MFS Investors Trust Series, 1.37% and MFS Research Managers Series, 1.06%. Anticipated Total Annual Expenses for the FI Mid Cap Opportunities Series (annualized from its May 1, 2002 start date) would be 1.30%.



   Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC), advises the series of the Zenith Fund. MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for MFS Research Managers Series; and .95% for the FI Mid Cap Opportunities Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits.



   METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2001 (in the case of the State Street Research Large Cap Value Portfolio, anticipated expenses for 2002), after any applicable expense subsidy, as a percentage of Portfolio net assets.



                                                                        TOTAL
                                                   MANAGEMENT  OTHER    ANNUAL
 PORTFOLIO                                            FEES    EXPENSES EXPENSES
 ---------                                         ---------- -------- --------
 Putnam Large Cap Growth..........................    .80%      .20%    1.00%*
 Janus Mid Cap....................................    .67%      .07%     .74%
 Russell 2000 Index...............................    .25%      .30%     .55%*
 Putnam International Stock.......................    .90%      .26%    1.16%**
 MetLife Stock Index..............................    .25%      .06%     .31%
 MetLife Mid Cap Stock Index......................    .25%      .20%     .45%*
 Morgan Stanley EAFE Index........................    .30%      .45%     .75%*
 Lehman Brothers Aggregate Bond Index.............    .25%      .13%     .38%
 State Street Research Aurora.....................    .85%      .13%     .98%
 Janus Growth.....................................    .80%      .15%     .95%*
 State Street Research Investment Trust...........    .48%      .05%     .53%**
 Franklin Templeton Small Cap Growth..............    .90%      .15%    1.05%*
 Neuberger Berman Partners Mid Cap Value..........    .69%      .12%     .81%**
 Harris Oakmark Large Cap Value...................    .75%      .11%     .86%**
 State Street Research Large Cap Value............    .70%      .15%     .85%*

--------



 * Without the applicable expense subsidy arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been 1.12% for the Putnam Large Cap Growth Portfolio, .56% for the Russell 2000 Index Portfolio, .52% for the MetLife Mid Cap Stock Index Portfolio, .82% for the Morgan Stanley EAFE Index Portfolio, 2.26% for the Janus Growth Portfolio and 2.69% for the Franklin Templeton Small Cap Growth Portfolio. Anticipated Total Annual Expenses for the State Street Research Large Cap Value Portfolio would be 1.56% (annualized since the Portfolio's start date of May 1, 2002). Expenses for the Morgan Stanley EAFE Index Portfolio have been restated to reflect the terms of the expense arrangement described below.


** Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.

   MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages: 1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; ..95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.



   MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory LLC ("Met Investors Advisory") (formerly known as Met Investors Advisory Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The total operating expenses of the Portfolios for the year ended December 31, 2001, after any applicable expense subsidy, as a percentage of Portfolio average net assets, were:





                                                                        TOTAL
                                                  MANAGEMENT  OTHER    ANNUAL
 PORTFOLIO                                           FEES    EXPENSES EXPENSES*
 ---------                                        ---------- -------- ---------
 MFS Mid Cap Growth..............................    .00%      .80%      .80%
 PIMCO Innovation................................    .00%     1.10%     1.10%
 Met/AIM Mid Cap Core Equity.....................    .00%      .90%      .90%
 Mid/AIM Small Cap Growth........................    .00%     1.05%     1.05%
 PIMCO Total Return..............................    .00%      .65%      .65%
 State Street Research Concentrated International    .00%     1.10%     1.10%

--------



* Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Absent this Agreement, Total Annual Expenses (and Management Fees) for the period ended December 31, 2001 would have been 2.35% (.65%) for the MFS Mid Cap Growth Portfolio, 3.97% (1.05%) for the PIMCO Innovation Portfolio and 1.15% (.50%) for the PIMCO Total Return Portfolio (annualized from the February 12, 2001 start date for these Portfolios); and 6.93% (.75%) for the Met/AIM Mid Cap Core Equity Portfolio, 4.97% (.90%) for the Met/AIM Small Cap Growth Portfolio and 5.44% (.85%) for the State Street Research Concentrated International Portfolio (annualized from the October 9, 2001 start date for these Portfolios). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

   VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:



                                                                        TOTAL
                                                  MANAGEMENT  OTHER    ANNUAL
PORTFOLIO                                            FEES    EXPENSES EXPENSES*
---------                                         ---------- -------- ---------
VIP Equity-Income................................    .48%      .10%     .58%
VIP Overseas.....................................    .73%      .19%     .92%
VIP High Income..................................    .58%      .13%     .71%
VIP II Asset Manager.............................    .53%      .11%     .64%

--------

* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.



   AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:



                                           MANAGEMENT 12B-1  OTHER   TOTAL ANNUAL
FUND                                          FEES    FEES  EXPENSES   EXPENSES
----                                       ---------- ----- -------- ------------
American Funds Growth.....................    .37%    .25%    .01%       .63%
American Funds Growth-Income..............    .33%    .25%    .02%       .60%
American Funds Global Small Capitalization    .80%    .25%    .03%      1.08%


   An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

   See "Charges and Expenses" and "Other Policy Features--Increase in Face Amount".

                                  [FLOW CHART]

HOW THE POLICY WORKS
PREMIUM PAYMENTS
.. Flexible
.. Planned premium options
.. Minimum premium (in first three Policy years)
.. Guaranteed Death Benefit Premium (to age 100) (available only if Option 1 death benefit and cash value accumulation test with Net Single Premium Corridor elected for Policy)
CHARGES FROM PREMIUM PAYMENTS
.. Sales Load: Currently, 8% on amount paid up to Target Premium in first eight Policy years and 3% thereafter, 1% on amount paid above Target Premium in all years. (Guaranteed not to exceed 8% of any premium paid if any year.) We refund the sales load deducted from premiums paid in the first Policy year if you surrender for cash in the first two Policy years (in most states).
.. State Premium Tax Charge: 2%
.. Enhanced Cash Surrender Value Rider (if selected): 25% of premiums paid in first five Policy years.
LOANS
.. Beginning 15 days after mailing of initial premium confirmation, you may borrow a portion of your cash value
.. Loan interest charge is 4.75%. We transfer loaned funds out of the Eligible Funds into the General Account where they are credited with not less than 4.0% interest. (Currently NELICO intends to credit 4.50% interest after 10 Policy years and 4.75% in Policy year 21 and thereafter.)
RETIREMENT BENEFITS
.. Fixed settlement options are available for policy proceeds
CASH VALUES
.. Net premium payments invested in your choice of Eligible Fund Investments or the Fixed Account (generally after an initial period during which net investment experience equal to that of the State Street Research Money Market Sub-Account may be credited)
.. The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
.. The cash value invested in mutual funds is not guaranteed
.. Any earnings accumulate free of any current income taxes
.. You may change the allocation of future net premiums at any time. You may transfer funds among investment options (and to the Fixed Account), once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year.
Transfers from (and, in certain circumstances, to) the Fixed Account are limited as to timing, frequency and amount
.. You may allocate cash value among as many accounts as you choose. You must allocate whole percentages.
DEATH BENEFIT
.. Three Death Benefit Options
.. We guarantee the Policy will not lapse regardless of net cash value amount if Guaranteed Death Benefit rider is in effect (available under certain circumstances)
.. Income tax free to named beneficiary
.. Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation)
.. If you add term insurance coverage, you elect whether to include it in the calculation of the Option 1, Option 2 or Option 3 death benefit
.. You may increase the face amount, subject to any necessary underwriting and a monthly charge of $0.80 per $1,000 of increase (not to exceed $25) for 12 months, if the increase is underwritten
DAILY DEDUCTIONS FROM ASSETS
.. Investment advisory fees and other expenses are deducted from the Eligible Fund values daily
BEGINNING OF MONTH CHARGES
The cost of insurance charge (reflecting any substandard risk or guaranteed issue rating)
.. Any Rider Charges
.. Policy Fee: $5.50 (not to exceed $10.00) per month
.. Mortality and expense risk charge of .75% of cash value, reduced to .50% in Policy year 16 and to .10% after the 20th Policy year (guaranteed not to exceed .75% in all years)
.. Guaranteed Death Benefit Charge (if rider selected): $.01 per $1000 face amount monthly
LIVING BENEFITS
.. If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive monthly charges during the period of disability up to certain limits.
.. You may surrender the Policy at any time for its cash surrender value
.. Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
.. Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
.. Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

COMMUNICATIONS AND PAYMENTS


   We will treat your request for a Policy transaction, or your submission of a payment, as received by us, if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.



   The Designated Office for various Policy transactions is as follows:



              Premium Payments          New England Financial 75
                                        Remittance Drive,
                                        Suite 1672 Chicago, IL
                                        60675-1672

              All Other Matters         New England
                                        Financial/MetLife P.O.
                                        Box 547 Warwick, RI
                                        02887-0547 (888) 458-2654



NELICO



   NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is at 501 Boylston Street, Boston, Massachusetts 02116.

   The following chart illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.


                                  [FLOW CHART]

                                     NELICO

(Insurance company subsidiary of MetLife)

We deduct charges.

We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.

                                VARIABLE ACCOUNT



Premiums and
Unscheduled
Payments

Sub-accounts
buy shares of the
Eligible Funds.


         Zenith       Zenith           Zenith       Zenith       Zenith
         Equity       State            State        MFS          FI
Fixed    Sub-Account  Street Research  Street       Total        Struc-
Account               Bond             Research     Return       tured
                      Income           Money        Sub-Account  Equity
                      Sub-Account      Market                    Sub-Account
                                       Sub-Account


Zenith         Zenith       Zenith        Zenith
Loomis Sayles  Bal-         Alger         Davis
Small          anced        Equity Growth Venture
Cap            Sub-Account  Sub-Account   Value
Sub-Account                               Sub-Account

Zenith          Zenith       Zenith      Zenith       Metro-     Metro-
Harris Oakmark  MFS          MFS         FI Mid       politan    politan
Focused         Investors    Research    Cap          Putnam     Janus
Value           Trust        Managers    Oppor-       Large Cap  Mid Cap
Sub-Account     Sub-Account  Sub-Account tunities     Growth     Sub-
                                         Sub-Account  Sub-       Account
                                                      Account



Metro-   Metro-    Metro-   Metro-   Metro-   Metro-
politan  politan   politan  politan  politan  politan
Russell  Putnam    MetLife  MetLife  Morgan   Lehman
2000     Interna-  Stock    Mid Cap  Stanley  Brothers
Index    tional    Index    Stock    EAFE     Aggregate
Sub-     Stock     Sub-     Index    Index    Bond
Account  Sub-      Account  Sub-     Sub-     Index
         Account            Account  Account  Sub-
                                              Account

Metro-     Metro-   Metro-    Metro-     Metro-     Metro-   Metro-
politan    politan  politan   politan    politan    politan  politan
State      Janus    State     Franklin   Neuberger  Harris   State
Street     Growth   Street    Templeton  Berman     Oakmark  Street
Research   Sub-     Research  Small      Partners   Large    Research
Aurora     Account  Invest-   Cap        Mid Cap    Cap      Large
Sub-                ment      Growth     Value      Value    Cap
Account             Trust     Sub-       Sub-       Sub-     Value
                    Sub-      Account    Account    Account  Sub-
                    Account                                  Account


Met        Met        Met        Met        Met
Investors  Investors  Investors  Investors  Investors
MFS Mid    PIMCO      Met/AIM    Met/AIM    PIMCO
Cap        Innova-    Mid Cap    Small      Total
Growth     tion       Core       Cap        Return
Sub-       Sub-       Equity     Growth     Sub-
Account    Account    Sub-       Sub-       Account
                      Account    Account

Met         VIP          VIP          VIP          VIP II       American
Investors   Equity-      Over-        High         Asset        Funds
State       Income       seas         Income       Manager      Growth
Street      Sub-Account  Sub-Account  Sub-Account  Sub-Account  Sub-
Research                                                        Account
Concen-
trated
Interna-
tional
Sub-
Account

American   American
Funds      Funds
Growth-    Global
Income     Small
Sub-       Capital-
Account    ization Sub-
           Account


                                       NEW ENGLAND ZENITH FUND

Zenith  State     State     MFS      FI       Loomis    Balanced   Alger
Equity  Street    Street    Total    Struc-   Sayles    Series     Equity
Series  Research  Research  Return   tured    Small                Growth
        Bond      Money     Series   Equity   Cap                  Series
        Income    Market             Series   Series
        Series    Series

Davis    Harris Oakmark  MFS        MFS       FI Mid
Venture  Focused         Investors  Research  Cap
Value    Value           Trust      Managers  Oppor-
Series   Series          Series     Series    tunities

                                    METROPOLITAN SERIES FUND, INC.

Putnam      Janus      Russell     Putnam     MetLife    MetLife    Morgan
Large Cap   Mid Cap    2000        Interna-   Stock      Mid Cap    Stanley
Growth      Portfolio  Index       tional     Index      Stock      EAFE
Portfolio              Portfolio   Stock      Portfolio  Index      Index
                                   Portfolio             Portfolio  Portfolio



Lehman      State      Janus
Brothers    Street     Growth
Aggregate   Research   Portfolio
Bond        Aurora
Index       Portfolio
Portfolio


State      Franklin    Neuberger   Harris     State
Street     Templeton   Berman      Oakmark    Street
Research   Small Cap   Partners    Large      Research
Invest-    Growth      Mid Cap     Cap        Large
ment Trust Portfolio   Value       Value      Cap
Portfolio              Portfolio   Portfolio  Value
                                              Portfolio


                      MET INVESTORS SERIES TRUST

MFS          PIMCO       Met/AIM     Met/AIM     PIMCO       State Street
Mid Cap      Innova-     Mid Cap     Small       Total       Research
Growth       tion        Core        Cap         Return      Concen-
Portfolio    Portfolio   Equity      Growth      Portfolio   trated
                         Portfolio   Portfolio               Interna-
                                                             tional
                                                             Portfolio

             VIP

Equity-     Overseas    High
Income      Portfolio   Income
Portfolio               Portfolio

 VIP II

Asset
Manager
Portfolio

AMERICAN FUNDS INSURANCE SERIES

American   American   American
Funds      Funds      Funds
Growth     Growth-    Global
Fund       Fund       Small
           Income     Capital-
                      ization
                      Fund

Eligible Funds buy portfolio investments to support values and benefits of the Policies.

   THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.

                          POLICY VALUES AND BENEFITS

DEATH BENEFIT

   If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary.

   DEATH BENEFIT OPTIONS. When you apply for a Policy, you choose among three death benefit options.

   The Option 1 (Face Amount) death benefit is equal to the face amount of the Policy. The Option 1 death benefit is fixed, subject to increases required by the Internal Revenue Code.

   The Option 2 (Face Amount Plus Cash Value) death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option 2 death benefit is also subject to increases required by the Internal Revenue Code.

   The Option 3 (Face Amount Plus Premiums) death benefit is equal to the face amount, plus premiums paid (less all partial surrenders). The Option 3 death benefit is also subject to increases required by the Internal Revenue Code.


   CHOICE OF TAX TEST. To meet the Internal Revenue Code's definition of life insurance, the death benefit, which for these purposes includes any coverage provided under the Adjustable Term Insurance Rider if you choose to add it to the face amount of your Policy, will not be less than what is required by either (1) the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or (2) the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, whichever you select when the Policy is issued. The test you select at issue is used for the life of the Policy and cannot be changed.



   Under the cash value accumulation test, the death benefit is not less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code (the "Net Single Premium Corridor"). Net single premiums are based on the age and sex of the insured at the time of the calculation, and increase over time. Sample net single premiums appear in Appendix E.



   If you choose the cash value accumulation test, you may choose an "Enhanced Net Single Premium Corridor". If you do, the death benefit will not be less than the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered, divided by the applicable net single premium set by the Internal Revenue Code times the Enhanced Net Single Premium Factor. The Enhanced Net Single Premium Factors vary by the attained age of the insured. These factors are shown in Appendix E.



   Under the guideline premium test, the death benefit is not less than a certain multiple of the Policy's cash value, including the portion of any Monthly Deduction made for a period beyond the date of death plus any sales, premium tax or cost of insurance charges that would be refunded if the Policy were surrendered. This means that, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements. At that point, any payment you make into the Policy will increase the death benefit by more than it increases the cash value. (See "Premiums".)


   If you choose the guideline premium test, you must select either the "Guideline Premium Test with IRS Corridor" or the "Guideline Premium Test with Enhanced Corridor". Appendix E shows the percentages that are applied to the cash value under both the IRS Corridor and the Enhanced Corridor.

   If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount; and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

   If you select the "Guideline Premium Test with Enhanced Corridor" or "Cash Value Accumulation Test with Enhanced Net Single Premium Corridor", the death benefits when the insured is age 76 through 89 could potentially be a greater percentage of the cash value than with the standard corridor for the chosen tax test. The death benefit amounts at those ages will only be affected if the cash values have reached levels that would force the death benefit amounts to be increased. When the insured's age is under 76 and over 89, the enhanced and standard corridor factors are equal. If the enhanced factors result in increased death benefit protection, there will be higher cost of insurance charges to provide the increased coverage. If the cash values never reach the required levels, the enhanced and standard options will result in the same death benefit protection. The maximum limits on premium payments for any given face amount would not change due to your choice of enhanced corridor or standard corridor factors. If death benefit protection at ages 76 through 89 is an important factor to you, the enhanced corridor for the tax test chosen may be the appropriate choice.

   IF YOU SELECT THE GUIDELINE PREMIUM TEST OR THE CASH VALUE ACCUMULATION TEST WITH THE ENHANCED NET SINGLE PREMIUM CORRIDOR, YOU WILL NOT BE ABLE TO ADD THE GUARANTEED DEATH BENEFIT RIDER TO YOUR POLICY. (SEE "GUARANTEED DEATH BENEFIT RIDER" BELOW.)


   TERM RIDER "IN" OR "OUT". If you add an Adjustable Term Insurance Rider to the Policy, you can have the face amount of the Rider added to the face amount of the Policy for purposes of calculating the Option 1, Option 2 or Option 3 death benefit. If you include the rider coverage in the calculation of the death benefit ("inside term"), the Policy may provide greater potential for cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("outside term"), the Policy may provide greater potential for the death benefit to grow relative to cash value.



   If you elect the Adjustable Term Insurance Rider, either when or after the Policy is issued, and your Policy has the Guaranteed Death Benefit Rider, then you must choose to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit. See "Guaranteed Death Benefit Rider" below. Under policies issued in New York, only the coverage provided by the Adjustable Term Insurance Rider to Age 100 can be added to the Policy's face amount for purposes of calculating the death benefit, and only if the Policy is issued on a sex-distinct basis and premiums are entirely employer-paid. For more information on the term riders, see "Other Policy Features--Additional Benefits by Rider".



   AGE 100. If death occurs at or after the Policy Anniversary when the insured reaches attained age 100, the death benefit is equal to the greater of
(i) the cash value on the date of death; or (ii) the face amount, if the Policy had a Guaranteed Death Benefit rider attached, and the Guaranteed Death Benefit was in effect on the Policy Anniversary when the Insured reached attained age
100. The tax consequences of keeping the Policy in force beyond the insured's attained age 100 are unclear. (See "Tax Considerations".)



   If the Policy has an Adjustable Term Insurance Rider as well as a Guaranteed Death Benefit Rider benefit in effect at the insured's attained age 100, we exchange the term amount for an increase in the Policy's face amount. We do not require evidence of insurability or impose a Face Amount Increase Charge (see "Charges and Expenses") for the increase. A Policy issued in New York will mature for its net cash value when the insured attains age 100.


GUARANTEED DEATH BENEFIT RIDER

   Subject to state availability, if you choose the Option 1 death benefit and the cash value accumulation test with the regular (not enhanced) Net Single Premium Corridor, you may also elect at issue a rider that provides a

Guaranteed Death Benefit. (If you have elected an Adjustable Term Insurance Rider, you may elect the Guaranteed Death Benefit Rider only if you have chosen to add the Adjustable Term Insurance Rider coverage to the Policy's face amount in the calculation of the Policy's Option 1 death benefit).

   If you elect this benefit, we determine whether the Guaranteed Death Benefit is in effect on the first day of each Policy month until the insured reaches age 100. If the Guaranteed Death Benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

   On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders and less any outstanding Policy loan plus accrued loan interest, are at least equal to: the Guaranteed Death Benefit Premium, multiplied by the number of completed Policy years, plus 1/12 of that premium for each Policy month of the current Policy year up to and including the current Policy month, then the guarantee will apply for that month. The Guaranteed Death Benefit Premium appears in Section 1 of your Policy.

   We recalculate the Guaranteed Death Benefit premium if:

    -- you reduce or increase the face amount

    -- you make a partial surrender that reduces the face amount

    -- you increase or decrease rider coverage.

   When testing whether the Guaranteed Death Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

   If you elect this benefit, the Monthly Deduction will include a charge for the rider, currently until the Policy anniversary when the insured reaches age 100, unless you request that the rider terminate before then. You cannot add the rider after issue of the Policy. The rider will terminate if you change your Policy's death benefit option or the corridor used under your Policy's tax test.

   We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums.") This could prevent you from making unplanned premium payments that are necessary to keep the Guaranteed Death Benefit rider benefit in effect.

DEATH PROCEEDS PAYABLE

   The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by an amount to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds by any rider benefits payable. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.

   We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years (less in some states) from the Policy's date of issue or within two years (less in some states) from an increase in the Policy's face amount, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CHANGE IN DEATH BENEFIT OPTION


   After the first Policy year, you may change your death benefit option by sending your written request to our Designated Office. (See "Communications and Payments.") The request will be effective on the date we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) Under Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

   If you change from Option 1 (Face Amount) to Option 2 (Face Amount Plus Cash Value), or from Option 3 (Face Amount Plus Premiums) to Option 2 (Face Amount Plus Cash Value), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. The face amount reduction will apply to the Policy's initial face amount and any prior increases in face amount on a pro rata basis. A face amount reduction below $10,000 requires our consent. We may also decrease any rider benefits under the Policy. If you selected the guideline premium test for the Policy, a partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy.

   If you change from Option 1 (Face Amount) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. The death benefit, but not the face amount, will change.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 1 (Face Amount), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 2 (Face Amount Plus Cash Value) to Option 3 (Face Amount Plus Premiums), we require evidence that the insured is still eligible for the same underwriting class that currently applies to the Policy. We increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. We will apply the increase to the Policy's initial face amount and any prior increase in face amount on a pro rata basis.

   If you change from Option 3 (Face Amount Plus Premiums) to Option 1 (Face Amount), the death benefit, but not the face amount, will change.

   AFTER THE POLICY IS ISSUED, YOU CANNOT CHANGE YOUR CHOICE OF TAX TEST (CASH VALUE ACCUMULATION TEST OR GUIDELINE PREMIUM TEST). IN ADDITION, YOU CANNOT CHANGE YOUR ELECTION WHETHER TO ADD THE FACE AMOUNT OF AN ADJUSTABLE TERM INSURANCE RIDER TO THE FACE AMOUNT OF THE BASE POLICY FOR PURPOSES OF CALCULATING THE OPTION 1, OPTION 2 OR OPTION 3 DEATH BENEFIT. YOU CAN, HOWEVER, CHANGE THE CORRIDOR USED UNDER THE TAX TEST FOR YOUR POLICY. A CHANGE TO AN ENHANCED CORRIDOR REQUIRES UNDERWRITING. (SEE "DEATH BENEFIT OPTIONS".)

CASH VALUE

   Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account


   We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest). We add to the net cash value the cost of insurance charge for the remainder of the month. If you surrender during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid for the first Policy year. If the Enhanced Cash Surrender Value Rider is in effect, we will refund instead (1) all or a portion of the total sales and premium tax charges deducted on premiums you paid up to the date of surrender, if you surrender during the first seven Policy years; and (2) a portion of the current year's cost of insurance charges, if you surrender in the first three Policy years. The Rider is only available to business-owned cases with annual recurring premium of at least $3 million, and it may not be available in all states. Moreover, neither the refund of sales charges provided under the base Policy, nor the refund of sales and cost of insurance charges provided under the Enhanced Cash Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code. (See "Charges and Expenses" and "Surrender" for more information.) If you surrender in the grace period, we reduce the net cash value by the Monthly Deduction that applies to the date of surrender. (See "Loan Provision" and "Monthly Deduction from Cash Value".)


   The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

   The Policy's total cash value in the Variable Account equals the number of units credited in each sub-account multiplied by that sub-account's unit value. We convert any premium or cash value allocated to a sub-account into units of the sub-account. Full or partial surrenders, Policy loans, transfers and charges deducted from the cash value reduce the number of units credited in a sub-account. We determine the number of units by dividing the dollar amount of the transaction by the sub-account's unit value next determined following the transaction. (In the case of an initial premium, we use the unit value on the Investment Start Date.)

   The unit value of a sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses of the Eligible Fund. The unit value for each sub-account was set at $100.00 on or about the time when shares of the corresponding Eligible Fund first became available to investors. We determine the unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent unit value by the net investment factor ("NIF") for that day (see below).

   The NIF for a sub-account reflects:

    -- the change in net asset value per share of the corresponding Eligible
       Fund (as of the close of regular trading on the Exchange) from its last value,

    -- the amount of dividends or other distributions from the Eligible Fund since the last determination of net asset value per share, and

    -- any deductions for taxes that we make from the Variable Account.

   The NIF can be greater or less than one.

ALLOCATION OF NET PREMIUMS


   Your cash value is held in the general account of NELICO or an affiliate until we mail the confirmation for the initial premium. We credit the first net premium with net investment experience equal to that of the State Street Research Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). Then, we allocate the Policy's cash value to the Sub-Accounts and/or the Fixed Account as you choose. (See "Investment Options" and "Monthly Deduction from Cash Value.")



   If you increase the Policy face amount, we allocate the portion of net premiums attributable to the increase among accounts in accordance with your current allocation instructions. You can allocate to as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY


   INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date Part II of the Policy application is signed (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Designated Office (see "Communications and Payments") or by a NELICO agency if earlier.)


   PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date Part II (if any) of the application is signed and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may make only one premium payment before the Policy is issued.

   If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when Part II of the application is signed). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 for standard and preferred risks ($250,000 for substandard risks and $50,000 for persons who are determined to be uninsurable). We may increase these limits. These provisions vary in some states.

   If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.

   PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest at a 4% net annual rate on the net Minimum Premium (see "Premiums") for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the number of monthly payments due.

   BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.

RIGHT TO RETURN THE POLICY


   You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or your registered representative. (See "Communications and Payments".) Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.


   You may cancel an increase in face amount within 10 days (more in some states) after you receive the adjusted Policy. You may return the face amount increase to NELICO or your registered representative. The face amount increase will be canceled from its beginning and we will return to your cash value any processing charge and Monthly Deduction made for the face amount increase.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS


   SALES CHARGE. We deduct a sales charge of 8% from each premium payment you make during a Policy year. Currently we reduce the charge to 1% for each premium payment you make above a Target Premium during a Policy year, and to 3% for each premium payment you make up to a Target Premium in Policy year eight.


   We indicated your Target Premium on your personalized illustration.



   Sales charges for Policies sold to some cases may be reduced. We may reduce or eliminate the sales charge when you purchase a Policy, on cash value transferred in the first year from certain life insurance policies that were issued by New England Mutual, NELICO or NELICO's affiliates. Eligibility requirements will apply. Your registered representative can advise you regarding the availability of this feature.

   PREMIUM TAX CHARGE. We deduct 2% from each premium payment made to cover premium taxes and administrative expenses. Premium taxes vary from state to state and the 2% rate reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.


   ENHANCED CASH SURRENDER VALUE RIDER. The Enhanced Cash Surrender Value Rider is available to business-owned cases with annual recurring premium of at least $3 million. If the rider is elected, we will deduct a charge of 0.25% from each premium payment you make in the first five Policy years. (See "Surrender".)


DEDUCTIONS FROM CASH VALUE

   MONTHLY DEDUCTION. On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the Guaranteed Death
       Benefit rider or three year Minimum Premium guarantee, we make the Monthly Deduction unless the net cash value equals zero. (See "Premiums".)

    -- If you do not have the Guaranteed Death Benefit rider and the three year
       Minimum Premium guarantee is not in effect, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

   Currently, there is no Monthly Deduction on or after the Policy Anniversary when the insured reaches age 100. (In some states, it is required to equal zero on and after the Policy anniversary when the insured reaches age 100.)

   The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Sub-Account" on the Policy application. If you choose a Single Source Expense Sub-Account, we will take the Monthly Deduction from that Sub-Account until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Sub-Accounts and the Fixed Account in proportion to the cash value in each. You cannot choose the Fixed Account as the Single Source Expense Sub-Account.

   The Monthly Deduction includes the following charges:

   -- POLICY FEE. The Policy fee is currently equal to $5.50 per month. The fee is guaranteed not to exceed $10.00 per month.

   -- MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.75%, but is reduced to 0.50% after the 15th Policy year and to .10% after the 20th Policy year (guaranteed not to exceed 0.75% in all years). The rate is applied against the entire cash value, including any cash value held in the general account as collateral for a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated.


   We deduct the mortality and expense risk charge last after all other components of the Monthly Deduction.

   -- MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. There is no cost of insurance charge on or after the Policy Anniversary when the insured reaches age 100. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction (except for the mortality and expense risk charge). The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

   The guaranteed cost of insurance rates for a Policy depend on the insured's

    -- underwriting class

    -- age on the first day of the Policy year

    -- sex (if the Policy is sex-based).

   The current cost of the insurance rates will also depend on

    -- the insured's age at issue

    -- the Policy year.


   We guarantee that the rates on underwritten Policies will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively. (For information regarding a Policy's cost of insurance rates following a face amount increase, see "Increase in Face Amount".)



   The underwriting classes we use are smoker preferred, smoker standard, smoker rated, nonsmoker elite, nonsmoker preferred, nonsmoker standard, nonsmoker rated, smoker guaranteed issue and nonsmoker guaranteed issue. Rated and guaranteed issue classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables. (For information regarding a Policy's underwriting classification following a face amount increase, see "Increase in Face Amount". See below for a discussion of guaranteed issue Policies.)





   The following standard or better smoker and nonsmoker classes are available for underwritten Policies:



    -- nonsmoker elite for Policies with total face amounts (base Policy plus
       Adjustable Term Insurance Rider) of $250,000 or more where the issue age is 20 through 75;



    -- smoker preferred and nonsmoker preferred for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $100,000 or more where the issue age is 20 through 75; and



    -- smoker standard and nonsmoker standard for Policies with total face amounts (base Policy plus Adjustable Term Insurance Rider) of $50,000 or more where the issue age is 20 through 80.



   The nonsmoker elite class offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

   Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

   Under Policies issued in New Jersey, an insured's underwriting class may not be improved from smoker to nonsmoker during the first two Policy years.

   We may offer Policies on a guaranteed issue basis to certain cases. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies in the standard class. Therefore, we generally use higher current cost of insurance rates for guaranteed issue Policies. For some cases, the charge may vary based on the size of the group, the total premium for the group and certain characteristics of the group members. The guaranteed maximum monthly cost of insurance charges for guaranteed issue status will exceed charges based on 100% of the 1980 CSO Tables.


   Guaranteed issue Policies have cost of insurance rates that vary based on whether the insured is a smoker or nonsmoker, and the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available. For qualifying cases, the rates may also vary based on the sex of the insured. The current cost of insurance rates do not vary by individual Policy face amount but may be lower if the members of the group have certain characteristics.



   Some cases may be eligible to purchase Policies on a simplified underwriting basis. They may elect simplified underwriting instead of guaranteed issue or for amounts of insurance above our guaranteed issue limits. However, they may not choose guaranteed issue for some members of the group and simplified underwriting for others. Policies issued on a simplified underwriting basis will have the same cost of insurance rates as fully underwritten Policies; however, the nonsmoker elite, nonsmoker preferred and smoker preferred classes are not available to these Policies.



   -- TERM RIDER. The Adjustable Term Insurance Rider has its own cost of insurance rates that are different from those of the base Policy. If you elect to add the Adjustable Term Insurance Rider as inside term, then once the net amount at risk of the base Policy is zero, any excess cash value of the base Policy reduces the net amount at risk under the term insurance rider. If the Adjustable Term Insurance Rider is added as outside term, then the term rider's net amount at risk will not be reduced by any of the base Policy's cash value. (See "Other Policy Features--Additional Benefits by Rider".)




   -- GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1,000 of face amount (including the base Policy and any Adjustable Term Insurance Rider).

   -- CHARGES FOR ADDITIONAL BENEFITS AND SERVICES. We charge for the cost of any additional Rider benefits as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

   FACE AMOUNT INCREASE CHARGE. For an underwritten face amount increase, we deduct a charge of $0.80 per $1,000 of face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. Currently, there is no Face Amount Increase Charge on or after the Policy Anniversary when the insured reaches age 100.

   CHARGES FOR INCOME TAXES. We currently do not charge for income taxes against the Variable Account, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

CHARGES AGAINST THE ELIGIBLE FUNDS

   See the "Policy Charges" section under "Introduction to the Policies".

SPECIAL ARRANGEMENTS

   We may waive, reduce or vary any Policy charges under Policies sold to some cases. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

   The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                   PREMIUMS

FLEXIBLE PREMIUMS

   Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which is a level amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting and our consent. No payment can be less than $25 ($10 for payments made under certain monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum.


   You can pay Planned Premiums on an annual, semi-annual, quarterly or monthly schedule. You can change your Planned Premium schedule by sending your request to our Designated Office. (See "Communications and Payments.") However, you cannot increase the amount of your Planned Premium unless we consent, and we may require underwriting.


   You may make payments by check or money order. We will send premium notices for annual, semi-annual, quarterly or monthly Planned Premiums. You may also make premium payments by wire transfer of federal funds in accordance with our current procedures.

   You may not make premium payments on and after the Policy anniversary on which the insured reaches age 100, except under the Policy's grace period provision. (See "Lapse and Reinstatement".)


   If you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. In addition, if any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". (See "Tax Considerations".)


   We allocate net payments to your Policy's Sub-Accounts as of the date we receive the payment. (See "Communications and Payments".)

   We treat a payment we receive while a Policy loan is outstanding first as a Planned Premium, second as payment of loan interest due, third as a repayment of the Policy loan, and last as an unscheduled payment, unless you instruct us otherwise in writing. (For Policies issued in New York, unless you instruct us otherwise in writing, while a Policy loan is outstanding we treat any payment we receive that is in the exact amount of the Planned

Premium as a Planned Premium. If the payment is not in the exact amount of the Planned Premium, unless you instruct us otherwise in writing, we treat it first as payment of Policy loan interest due, second as a repayment of the Policy loan, third as a Planned Premium, and last as an unscheduled payment.)

   If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision", "Deductions from Premiums" and "Death Benefit".)

    Two types of premium payment levels can protect your Policy against lapse
 (1) for the first three Policy years, and (2) until age 100 of the insured.

    First three Policy years--In general, if you pay the three year Minimum Premium amounts on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance, at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. The guarantee will not apply if you substitute the insured or reinstate the Policy, unless on reinstatement you pay all your unpaid Minimum Premiums, including those for the period of lapse. We recalculate the Minimum Premium if you (1) reduce the face amount or make a partial surrender that reduces the face amount, (2) increase or decrease rider coverage, (3) increase the face amount, or (4) if the rating classification for your Policy is improved or we correct a misstatement of the insured's age or sex. The Minimum Premium amount (shown in your Policy) is based on your Policy's face amount, the age, sex (unless unisex rates apply) and underwriting class of the insured, current Policy charges and any riders to the Policy.

    To age 100 of the insured--If you elect the Guaranteed Death Benefit rider and pay the Guaranteed Death Benefit premium amounts on time, the Policy will stay in force until age 100 of the insured. We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the three year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the three year Minimum Premium, except that it is based on the guaranteed level of Policy charges.

    Under Policies issued in New Jersey, if you have met the requirements for the three-year Minimum Premium death benefit guarantee at the end of the three year guarantee period, the Minimum Premium death benefit guarantee will continue to apply during the fourth Policy year as long as (a) payments made during that Policy year, less partial surrenders and loans made in that year, equal (b) the guaranteed maximum Policy charges for the fourth Policy year. If you make a Policy transaction that changes the amount of the guaranteed maximum Policy charges for that year, then the amount needed to preserve the Minimum Premium death benefit guarantee for an extra Policy year will change accordingly.

LAPSE AND REINSTATEMENT

   LAPSE. Unless your Policy is protected by the Guaranteed Death Benefit or the Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of a premium large enough to cover the Monthly Deduction and all deductions from the premium. (For Policies issued in New Jersey the amount due is the least of: a premium large enough to cover the Monthly Deduction and all deductions from the premium; a premium large enough to permit the Guaranteed Death Benefit to be in effect; and a premium large enough to permit the three year Minimum Premium death benefit to be in effect.) We will notify you of the amount due. You have insurance coverage during the grace period, but if the insured dies before you have paid the premium, we deduct from the death proceeds the unpaid Monthly Deduction for the period prior to the date of death. If you have not paid the required premium by the end of the grace period, your Policy will lapse without value.

   REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us.

                             OTHER POLICY FEATURES

INCREASE IN FACE AMOUNT


   After the first Policy year you may increase the Policy's face amount. Our underwriting rules and requirements, including proof of insurability, will apply. (Face amount increases are not available under Policies issued in Texas, nor during the grace period under Policies issued in New York.) To have a face amount increase, the insured must still be eligible for the same underwriting class that currently applies to the Policy. The increase must be at least $10,000. If the increase requires medical underwriting, we will deduct a face amount increase charge of $0.80 per $1,000 of the face amount increase (not to exceed $25.00) when the increase takes effect, and on the first day of the next eleven Policy months. We will deduct the charge from the Policy's cash value in the sub-accounts and the Fixed Account, in proportion to the amount of cash value in each (unless you have elected a Single Source Expense Sub-Account).


   An increase in face amount may have tax consequences. You should consult a tax adviser before increasing the face amount.


    Sales charge--A face amount increase does not increase the Target Premium on which we currently base the sales charge. Therefore, after a face amount increase, we currently deduct 8% from each premium you pay in a Policy year until you have paid an amount equal to the Policy's Target Premium (3% in Policy year eight and thereafter) and 1% from any premium balance in that year.


    Monthly deduction--We adjust the Monthly Deduction starting on the effective date of a face amount increase to reflect the new face amount and amount at risk. Cost of insurance rates will not change due to a face amount increase. (See "Charges and Expenses--Monthly Deduction from Cash Value.")


   An increase in face amount will take effect on the first day of the Policy month following our approval of your application for the increase. You can contact our Designated Office or your registered representative for information on requesting a face amount increase. You have a limited time in which you may cancel a face amount increase. (See "Right to Return the Policy".)


   If a Policy has an Adjustable Term Insurance Rider, then we may offer increases in term insurance coverage, including annual term insurance increases which are related to increases in salary or which are based on a fixed annual percentage (the "Salary Refresh" program). We may also offer increases that relate to premium contributions by an employer. We determine limits on the annual and/or total amount of term insurance increases per Policy that we will permit on a guaranteed issue basis at issue of the Policies. Increases that are not pursuant to an annual increase, or which exceed this limit, will require underwriting. The terms and conditions of the Salary Refresh program are contained in our published rules which are furnished at the time of application.

LOAN PROVISION


   You may borrow all or part of the Policy's "loan value" beginning fifteen days after we mail the confirmation for the initial premium. We make the loan as of the date when we receive a loan request. (See "Communications and Payments".) You should contact our Designated Office or your registered representative for information on loan procedures. (See "Communications and Payments".)


   The Policy's loan value is equal to 90% (or more if required by state law) of the Policy's cash value. The loan value available is reduced by any outstanding loan plus interest. We currently base the loan value on 100% of the Policy's cash value, rather than 90%. However, you should be aware that borrowing up to 100% of the Policy's cash value could cause the Policy to lapse unless sufficient premiums are paid to cover the next monthly deduction. A lapse may result in adverse tax consequences. (See "Tax Considerations").


   If you purchase a Policy with the proceeds of another life insurance policy that has an outstanding policy loan, then any loan remaining against the new Policy cannot exceed 75% of the initial premium credited to the new Policy. It may not be advantageous to replace existing insurance with a Policy.

   When we pay the loan proceeds to you, we transfer cash value in the amount of the loan from the Sub-Accounts to our general account as collateral for the loan. When you make a loan repayment, we transfer cash value in the amount of the repayment and held as collateral from the general account back to the Sub-Accounts. Unless you request otherwise, we transfer cash value for a Policy loan from the Sub-Accounts in proportion to the cash value in each. We allocate all loan repayments, unless you request otherwise, to the Sub-Accounts in proportion to the cash value in each at the time of repayment. (See "The Fixed Account" for information on when loans and loan repayments can impact cash value in the Fixed Account.)


   The interest rate charged on Policy loans is an effective rate of 4.75% per year. It accrues daily, and is due on the Policy Anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the Sub-Accounts in proportion to the amount in each. Amounts we take as collateral for a loan earn interest at an effective rate of not less than 4.00% per year. The rate we currently credit is 4.00% for the first 10 Policy years, 4.50% in Policy years 11 through 20, and 4.75% thereafter. (You should consult a tax adviser as to the tax consequences associated with a Policy loan outstanding after the tenth Policy year.) We credit this interest amount to the Policy's Sub-Accounts on the Policy Anniversary, in proportion to the cash value in each.


   The amount taken from the Policy's Sub-Accounts as a result of a loan does not participate in the investment experience of the Sub-Accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

   If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums" and "Death Benefit".)

   Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted when considering a loan.

   If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.


   If Policy loans plus accrued interest exceed the Policy's cash value at any time, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan".) The Policy will terminate without value 62 days after we mail the notice unless you pay us the excess Policy loan amount, plus any past due Monthly Deductions, within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. (See "Tax Considerations" below.)


   Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER


   You may surrender a Policy for its net cash value at any time while the insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Communications and Payments".) The net cash value equals the cash value reduced by any Policy loan and accrued interest. We add to the net cash value paid on surrender the portion of any cost of insurance charge we deducted for the period beyond the date of surrender. If you surrender the Policy during the first two Policy years, in most states we also refund the total sales charges we deducted on premiums paid in the first Policy year.

   In states where available, if you elect the Enhanced Cash Surrender Value Rider and surrender in any of the first seven Policy years, we refund instead the following percentages of the total sales and premium tax charges deducted on cumulative premiums paid up to the date of surrender. We also refund the following percentages of the current year's cost of insurance charges if you surrender in the first three Policy years.



                                                   SALES AND   COST OF
                                                    PREMIUM   INSURANCE
                                                  TAX CHARGES  CHARGES
                                                  ----------- ---------
        Policy year 1 ..........................     100%        75%
        Policy year 2 ..........................      90%        50%
        Policy year 3 ..........................      75%        25%
        Policy year 4 ..........................      60%
        Policy year 5 ..........................      45%
        Policy year 6 ..........................      30%
        Policy year 7 ..........................      15%



   Neither the refund of sales charges provided under the base Policy, nor the refund of sales, premium tax and cost of insurance charges provided under the Enhanced Cash Surrender Value Rider will be paid if you surrender the Policy as part of a tax-free exchange under section 1035 of the Internal Revenue Code.


   If you surrender the Policy during the grace period, we reduce the net cash value you receive by an amount to cover the Monthly Deduction to the date of surrender. You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

   You may make a partial surrender of the Policy beginning fifteen days after we mail the confirmation of the initial premium payment. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Target Premium. A partial surrender may also reduce rider benefits. For purposes of the cost of insurance charge, any face amount reduction will apply to each face amount segment on a pro rata basis. We reserve the right to decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

   We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value (that is, the cash value reduced by any outstanding Policy loan balance) on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year, if there is sufficient available loan value.

   You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums."


   A partial surrender first reduces the Policy's cash value in the Sub-Accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. (See "The Fixed Account" below.) We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Designated Office for information on partial surrender procedures. (See "Communications and Payments".)


   A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

   After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which reduces the Policy's net cash value.) Under Policies issued in New York, we will not allow a reduction in the face amount of the Policy during the grace period.

   For purposes of the cost of insurance charge, a face amount reduction will apply to each face amount segment on a pro rata basis. The face amount remaining has to meet our minimum face amount requirements, except with our consent.

   If you decrease the face amount of your Policy, we also decrease the Target Premium. A face amount reduction usually decreases the death benefit. However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit. A reduction in face amount in this situation is not advisable, because it will not reduce your death benefit or cost of insurance charges. We also may decrease any rider benefits attached to the Policy.

   If you have selected the guideline premium test, a reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.


   A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face reduction procedures.



   A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)


INVESTMENT OPTIONS


   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages.


   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

   See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION


   Once we mail the confirmation for the initial premium (in some states, 15 days after that), you may transfer your Policy's cash value between Sub-Accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Communications and Payments".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


   We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.


   You may request a Sub-Account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-888-458-2654. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions.

   We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.


   Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


DOLLAR COST AVERAGING

   We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.


   Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You may allocate your cash value to up to nine accounts (including the Fixed Account). You must transfer a minimum of $100 to each Sub-Account that you select under this feature. If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below.) You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. Ask your registered representative about the availability of this feature.




ASSET REBALANCING

   We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.


   You can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.


   Ask your registered representative about the availability of this feature.

SUBSTITUTION OF INSURED PERSON

   Subject to state insurance department approval, we offer a rider benefit that permits you to substitute the insured person under your Policy, if you provide satisfactory evidence that the person proposed to be insured is insurable. The right to substitute the insured person is subject to some restrictions. A substitution of the insured person is a taxable exchange. In addition, a substitution of the insured person could reduce the amount of premiums you can pay into the Policy under Federal tax law if you selected the guideline premium test and, therefore, may require a partial surrender of cash value.

   Your registered representative can provide current information on the availability of the rider. You should consult your tax adviser before substituting the insured person under your Policy.

PAYMENT OF PROCEEDS

   We ordinarily pay any net cash value, loan value or death benefit proceeds payable from the Sub-Accounts within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Communications and Payments".) However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Sub-Accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or Sub-Account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

   We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

   The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account provides convenient access to proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

   Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

CONVERSION RIGHTS

   GENERAL 24 MONTH RIGHT. Generally, during the first 24 months after the Policy's issue date, and during the first 24 months after the date of an increase in face amount, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

   You may exercise this privilege only once within 24 months after issue, and only once within 24 months after each increase in face amount. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

   The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Month Right, you may allocate to the Fixed Account only (i) the Policy's cash value before any face amount increase plus the portion of future premiums attributable to the Policy's face amount before any increase, if you exercise the right during the first 24 months after issue, or
(ii) the portion of the Policy's cash value and future premiums attributable to the face amount increase, if you exercise the right within 24 months after a face amount increase. After exercising the 24 Month Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your most recent exercise of the 24 Month Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your most recent exercise of the 24 Month Right.

   FOR POLICIES ISSUED IN MARYLAND, NEW JERSEY, NEW YORK AND
CONNECTICUT. Under Policies issued in Maryland, New Jersey, New York and Connecticut, you can exchange the initial face amount of your Policy, and any increase in face amount of your Policy, for a fixed benefit whole life or endowment life insurance policy provided that you repay any policy loans and
(1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date or, if you are exchanging an increase in face amount, within 24 months after the date of the increase.

   We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. For the exchange of the initial face amount of the variable life policy, the new policy will have the same issue age, underwriting class and policy date as the variable life policy had. For the exchange of an increase in face amount, the new policy will have the same issue age and underwriting class of the insured as on the date of the increase, and a policy date equal to the effective date of the increase. We will attach any riders to the original Policy to the new policy if they are available.


   Contact our Designated Office or your registered representative for more specific information about the 24 Month Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.


   FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under policies issued in New York and Florida, you can exchange your Policy while it is in force for a new policy which provides Paid-Up Insurance. Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at your age on the date of the exchange. Paid-Up Insurance is permanent insurance with no further premiums due. The face amount of the new policy of Paid-Up Insurance may be less than the face amount of this Policy.

PAYMENT OPTIONS


   We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or the Designated Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.


   The following payment options are available:

    (i)INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

   (ii)LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

  (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

   (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v)SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

   (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

   You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

   If you elect the Guaranteed Death Benefit at issue, we add it to the Policy by rider. You can add other additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.


   The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value and terminate at the insured's age 100, regardless of any extended maturity endorsement. If you seek to reduce the overall cost of your insurance protection, it is generally in your economic advantage to include a significant portion or percentage of your insurance coverage under an inside term Adjustable Term Rider. Although current charges for the inside term Adjustable Term Rider are initially lower than for the base Policy, you should be aware that guaranteed maximum charges on the inside term rider are generally the same as for the base Policy.



   The outside term Adjustable Term Rider can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the outside term rider, the cost of insurance for the outside term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the outside term Adjustable Term Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. In addition, the benefit provided by the Guaranteed Death Benefit Rider is not available if you elect to treat coverage under the Adjustable Level Term Insurance Rider as outside term.



   Like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term coverage no longer participate in the investment experience of the Variable Account, and generally increase with the age of the covered individual. Use of a term rider generally reduces sales compensation. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.


   The following riders are available:

      ADJUSTABLE TERM RIDER, which provides term insurance. This Rider terminates no later than the Policy anniversary on which the insured has reached age 100 (earlier in some states).

      WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured.

      TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the Policy Date.


      ENHANCED CASH SURRENDER VALUE RIDER, which provides for a refund of sales and premium tax charges and cost of insurance charges upon a surrender of the Policy during the first seven Policy years (other than as part of a section 1035 exchange).


   Not all riders may be available to you and riders in addition to those listed above may be made available. Restrictions on rider coverage may apply in some states. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

   The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

   The beneficiary is also named in the application. You may change the beneficiary of the Policy at any time before the death of the insured. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

   A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

   You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                             THE VARIABLE ACCOUNT

   We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

   Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

   Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

   Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:


   The Zenith State Street Research Money Market Series (formerly, the Back Bay Advisors Money Market Series). Its investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.



   The Zenith State Street Research Bond Income Series (formerly, the Back Bay Advisors Bond Income Series). Its investment objective is a competitive total return primarily from investing in fixed-income securities.



   The Zenith Equity Series (formerly, the Capital Growth Series). Its investment objective is long-term capital appreciation.



   The Zenith MFS Total Return Series (formerly, the Back Bay Advisors Managed Series). Its investment objective is a favorable total return through investment in a diversified portfolio.



   The Zenith FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Its investment objective is long-term growth of capital.


   The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

   The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.


   The Zenith Harris Oakmark Focused Value Series (formerly, the Harris Oakmark Mid Cap Value Series). Its investment objective is long-term capital appreciation.


   The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

   The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

   The Zenith MFS Investors Trust Series (formerly, the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

   The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.


   The Zenith FI Mid Cap Opportunities Series. Its investment objective is long-term growth of capital.


   The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

   The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

   The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

   The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.


   The Metropolitan MetLife Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.



   The Metropolitan MetLife Mid Cap Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.



   The Metropolitan Morgan Stanley EAFE Index Portfolio. Its investment objective is to equal the performance of the MSCI EAFE Index.



   The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio. Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.



   The Metropolitan State Street Research Aurora Portfolio (formerly, the State Street Research Aurora Small Cap Value Portfolio). Its investment objective is high total return consisting principally of capital appreciation.



   The Metropolitan Janus Growth Portfolio. Its investment objective is long-term growth of capital.



   The Metropolitan State Street Research Investment Trust Portfolio (formerly, the State Street Research Growth Portfolio). Its investment objective is long-term growth of capital and income.



   The Metropolitan Franklin Templeton Small Cap Growth Portfolio. Its investment objective is long-term capital growth.



   The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio. Its investment objective is capital growth.



   The Metropolitan Harris Oakmark Large Cap Value Portfolio. Its investment objective is long-term capital appreciation.



   The Metropolitan State Street Research Large Cap Value Portfolio. Its investment objective is long-term growth of capital.



   The Met Investors MFS Mid Cap Growth Portfolio. Its investment objective is long-term growth of capital.



   The Met Investors PIMCO Innovation Portfolio. Its investment objective is to seek capital appreciation: no consideration is given to income.



   The Met Investors Met/AIM Mid Cap Core Equity Portfolio. Its investment objective is long-term growth of capital.



   The Met Investors Met/AIM Small Cap Growth Portfolio. Its investment objective is long-term growth of capital.



   The Met Investors PIMCO Total Return Portfolio. Its investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.



   The Met Investors State Street Research Concentrated International Portfolio. Its investment objective is long-term growth of capital.

   The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500.


   The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

   The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

   The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.


   The American Funds Insurance Series American Funds Growth Fund. Its investment objective is to seek capital appreciation through stocks.



   The American Funds Insurance Series American Funds Growth-Income Fund. Its investment objective is to seek capital appreciation and income.



   The American Funds Insurance Series American Funds Global Small Capitalization Fund. Its investment objective is to seek capital appreciation through stocks.




   The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

   VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

   The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

   The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

   The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

   MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


              SERIES                               SUB-ADVISER
              ------                               -----------
Zenith Equity                      N/A
State Street Research Money Market State Street Research and Management Company
State Street Research Bond Income  State Street Research and Management Company
MFS Total Return                   Massachusetts Financial Services Company
FI Structured Equity               Fidelity Management & Research Company
Loomis Sayles Small Cap            Loomis, Sayles & Company, L.P.
Balanced                           Wellington Management Company, LLP
Harris Oakmark Focused Value       Harris Associates L.P.
Davis Venture Value                Davis Selected Advisers, L.P.***
Alger Equity Growth                Fred Alger Management, Inc.
MFS Investors Trust                Massachusetts Financial Services Company
MFS Research Managers              Massachusetts Financial Services Company
FI Mid Cap Opportunities           Fidelity Management & Research Company

--------



* Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.





   Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Series until May 1, 2002. Also effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. In the case of the State Street Research Money Market Series, the State Street Research Bond Income Series, the MFS Total Return Series, the FI Structured Equity Series, the Loomis Sayles Small Cap Series and the Harris Oakmark Focused Value Series, MetLife Advisers became the adviser on May 1, 1995. The State Street Research Money Market Series', State Street Research Bond Income Series' and MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001. At that time State Street Research and Management Company became the sub-adviser to the State Street Research Money Market and Bond Income Series and Massachusetts Financial Services Company became the sub-adviser to the MFS Total Return Series. The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates L.P. became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

   MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The chart below shows the sub-investment manager for each Portfolio of the Metropolitan Series Fund.


               PORTFOLIO                           SUB-INVESTMENT MANAGER
               ---------                           ----------------------
Putnam Large Cap Growth                 Putnam Investment Management, LLC
Janus Mid Cap                           Janus Capital Corporation
Russell 2000 Index                      Metropolitan Life Insurance Company*
Putnam International Stock              Putnam Investment Management, LLC
MetLife Stock Index                     Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index             Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index               Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index    Metropolitan Life Insurance Company*
State Street Research Aurora            State Street Research and Management Company
Janus Growth                            Janus Capital Corporation
State Street Research Investment Trust  State Street Research and Management Company
Franklin Templeton Small Cap Growth     Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value Neuberger Berman Management Inc.
Harris Oakmark Large Cap Value          Harris Associates L.P.
State Street Research Large Cap Value   State Street Research and Management Company

--------


* Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.


   Met Investors Advisory LLC (formerly known as Met Investors Advisory Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Portfolios of the Met Investors Series Trust. For more information regarding the Manager and Advisers of the Met Investors Series Trust, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The following chart shows the Adviser for each portfolio of the Met Investors Series Trust.



                   PORTFOLIO                                       ADVISER
                   ---------                                       -------
MFS Mid Cap Growth                               Massachusetts Financial Services Company
PIMCO Innovation                                 PIMCO Equity Advisors
Met/AIM Mid Cap Core Equity                      AIM Capital Management, Inc.
Met/AIM Small Cap Growth                         AIM Capital Management, Inc.
PIMCO Total Return                               Pacific Investment Management Company LLC
State Street Research Concentrated International State Street Research and Management Company


   Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.


   Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.


SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer only to the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II, we offer Initial Class shares only, and for the American Funds Insurance Series, we offer Class 2 shares only.

                               THE FIXED ACCOUNT

   THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT. IT IS NOT AVAILABLE UNDER POLICIES ISSUED IN TEXAS.

   You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

   Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

   We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. Any loan repayment allocated to the Fixed Account is credited with the lesser of our current interest rate and the effective interest rate for your Policy's cash value in the Fixed Account on the date of the repayment. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

VALUES AND BENEFITS

   Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value"). A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

   Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

   We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

   Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.


   TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN THE 30 DAY PERIOD AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.


   THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

   Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

   Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

   We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                         DISTRIBUTION OF THE POLICIES

   We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

   New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for the sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.


   New England Securities may also enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies.



   Total expenses of distributing the Policies may vary, but are expected on a present value basis not to exceed a Target Premium (see "Glossary"). Factors which impact the amount of distribution expenses include the amount of premium paid, the Cash Value of the Policy (see "Cash Value"), as well as the compensation schedule selected by the selling agent.



   All or a portion of distribution expenses paid may be returned if the Policy is not continued through the 5th Policy year.



   Additional information is available upon request.



   New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund.




   Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

   We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

               LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

   Generally, we can challenge the validity of your Policy or a rider to your Policy during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from payment of an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment and can challenge the portion of the death benefit resulting from an increase in face amount for two years during the insured's lifetime from the date of the increase. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time for misrepresentations in the application. If the insured dies within two years of an increase in face amount, we can challenge the portion of the death benefit resulting from the face amount increase at any time for misrepresentation.

MISSTATEMENT OF AGE OR SEX

   If the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.

SUICIDE

   If the insured commits suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders. If the insured commits suicide more than two years from the issue date of the Policy but within two years from the date of an increase in face amount, the death benefit for the increase in face amount is limited to the Monthly Deductions and any Face Amount Increase Administrative Charge made to pay for that increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies which are at or near being fully paid-up in the first two Policy years, Policies issued on a rated or guaranteed issue basis, and Policies with term riders added. It is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.


   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.


   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.


   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.




   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.



   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

   The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


   NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.


   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.



   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO


       NAME AND PRINCIPAL                             PRINCIPAL BUSINESS EXPERIENCE
        BUSINESS ADDRESS                               DURING THE PAST FIVE YEARS
       ------------------                             -----------------------------
James M. Benson................. Chairman, President and Chief Executive Officer of NELICO since 1998 and President, Individual Business of Metropolitan Life Insurance
                                   Company since 1999; formerly, Director, President and Chief
                                   Operating Officer 1997-1998 of NELICO; President and Chief
                                   Executive Officer 1996-1997 of Equitable Life Assurance Society;
                                   President and Chief Operating Officer 1996-1997 of Equitable
                                   Companies, Inc.

Susan C. Crampton............... Director of NELICO since 1996 and serves as Principal of The Vermont
 6 Tarbox Road                     Partnership, a business consulting firm located in Jericho, Vermont
 Jericho, VT 05465                 since 1989.

Edward A. Fox................... Director of NELICO since 1996 and Chairman of the Board of USA
 USA Education, Inc.               Education, Inc. since 2001, formerly, Chairman of the Board 1997-
 11600 Sally Mae Drive             2001 of SLM Holdings.
 Reston, VA 20193

George J. Goodman............... Director of NELICO since 1996 and author, television journalist, and
 Adam Smith's Global Television    editor.
 50th Floor, Craig Drill Capital
 General Motors Building
 767 Fifth Street
 New York, NY 10153

Dr. Evelyn E. Handler........... Director of NELICO since 1996 and President of Merrimack Higher
 Ten Sterling Place                Education Associates, Inc. since 1998; formerly Director 1987-1996
 Bow, NH 03304                     of New England Mutual and Executive Director and Chief Executive
                                   Officer 1994-1997 of the California Academy of Sciences.

Philip K. Howard, Esq........... Director of NELICO since 1996 and Partner of the law firm of Covington
 Covington & Burling               & Burling in New York City.
 1330 Avenue of the Americas
 New York, NY 10019

Bernard A. Leventhal............ Director of NELICO since 1996; formerly, Vice Chairman of the Board of
 Burlington Industries             Directors 1995-1998 of Burlington Industries, Inc.; Director and
 580 Park Avenue                   Executive Vice President 1993-1995 of Burlington Menswear Division.
 New York, NY 10021

Thomas J. May................... Director of NELICO since 1996 and Chairman and Chief Executive Officer
 NSTAR                             of NSTAR since 2000; formerly, Chairman, President and Chief
 800 Boylston Street               Executive Officer 1994-2000 of Boston Edison Company and Director
 Boston, MA 02199                  1994-1996 of New England Mutual.

Stewart G. Nagler............... Director of NELICO since 1996 and Vice Chairman and Chief Financial
 Metropolitan Life                 Officer of Metropolitan Life Insurance Company since 1998; formerly,
 Insurance Co.                     Senior Executive Vice President and Chief Financial Officer 1986-1998
 One Madison Avenue                of Metropolitan Life Insurance Company.
 New York, NY 10010

         NAME AND PRINCIPAL                                PRINCIPAL BUSINESS EXPERIENCE
          BUSINESS ADDRESS                                  DURING THE PAST FIVE YEARS
         ------------------                                -----------------------------

Catherine A. Rein.................... Director of NELICO since 1998 and President and Chief Executive Officer
  Metropolitan Property and Casualty    of Metropolitan Property and Casualty Insurance Company since
  Insurance Company                     1999; formerly, Senior Executive Vice President 1998-1999; Executive
  700 Quaker Lane                       Vice President 1989-1998 of Metropolitan Life Insurance Company.
  Warwick, RI 02887..................

Rand N. Stowell...................... Director of NELICO since 1996 and President of United Timber Corp.
  P.O. Box 60                           and President, Randwell Co. since 2000 of Weld, Maine; formerly,
  Weld, ME 04285.....................   Director 1990-1996 of New England Mutual.

Lisa M. Weber........................ Director of NELICO since 2000 and Senior Executive Vice President and
  Metropolitan Life Insurance Company   Chief Administrative Officer of Metropolitan Life Insurance Company
  One Madison Avenue                    since 2001; formerly, Executive Vice President 1998-2001 of
  New York, New York 10010...........   Metropolitan Life; Director of Diversity Strategies and Development
                                        and an Associate Director of Human Resources of Paine Webber.


                         EXECUTIVE OFFICERS OF NELICO
                             OTHER THAN DIRECTORS


                                                         PRINCIPAL BUSINESS EXPERIENCE
                NAME                                      DURING THE PAST FIVE YEARS
                ----                                     -----------------------------

James M. Benson...................... See Directors above.

David W. Allen....................... Senior Vice President of NELICO since 1996 and Vice President of
                                        Metropolitan Life Insurance Company since 2000.

Mary Ann Brown....................... President, New England Products and Services of NELICO since 1998 and Senior Vice President of Metropolitan Life Insurance Company
                                        since 2000; formerly, Director, Worldwide Life Insurance 1997-1998 for Swiss Reinsurance New Markets; President & Chief Executive
                                        Officer 1996-1998 of Atlantic International Reinsurance Company;
                                        Executive Vice President 1996-1997 of Swiss Re Atrium and Swiss
                                        Re Services and Principal 1987-1996 of Tillinghast/Towers Perrin.

Anthony J. Candito................... President, NEF Information Services and Chief Information Officer of
                                        NELICO since 1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly Senior Vice President 1996-
                                        1998 of NELICO.

Thom A. Faria........................ President, Career Agency System of NELICO since 1996 and
                                        President--NEF Distribution of Metropolitan Life Insurance Company
                                        since 2000.

Anne M. Goggin....................... Senior Vice President and General Counsel of NELICO since 2000 and
                                        Chief Counsel--Individual Business of Metropolitan Life Insurance
                                        Company since 2000; formerly, Senior Vice President and Associate
                                        General Counsel 1997-2000 and Vice President and Counsel 1996-
                                        1997 of NELICO.

Alan C. Leland, Jr................... Senior Vice President of NELICO since 1996 and Vice President of
                                        Metropolitan Life Insurance Company since 2000.

                                                 PRINCIPAL BUSINESS EXPERIENCE
            NAME                                  DURING THE PAST FIVE YEARS
            ----                                 -----------------------------

George J. Maloof............. Executive Vice President of NELICO since 2001 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000; formerly, Senior Vice President 1996-2001 of NELICO.

Kenneth D. Martinelli........ Executive Vice President of NELICO since 1999 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000; formerly, Vice President 1997-1999 of NELICO.

Thomas W. McConnell.......... Senior Vice President of NELICO since 1996 and Director, Chief
                                Executive Officer and President of New England Securities
                                Corporation since 1993.

Hugh C. McHaffie............. Senior Vice President of NELICO since 1999 and Senior Vice President of Metropolitan Life Insurance Company since 2000; formerly, Vice
                                President 1994-1999 of Manufacturers Life Insurance Company of
                                North America.

Stephen J. McLaughlin........ Senior Vice President of NELICO since 1999 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000; formerly, Vice President 1996-1999 of NELICO.

Thomas W. Moore.............. Senior Vice President of NELICO since 1996 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000.

Kathryn F. Plazak............ Vice President, Secretary and Clerk of NELICO since 2001 and Vice
                                President of Metropolitan Life Insurance Company since 2000;
                                formerly, Vice President-Public Affairs and Administrative Officer
                                1999-2001, Second Vice President 1996-1999 of NELICO.

David Y. Rogers.............. Executive Vice President and Chief Financial Officer of NELICO since
                                1999 and Senior Vice President of Metropolitan Life Insurance
                                Company since 2000; formerly, Partner, Actuarial Consulting 1992-
                                1999 of Price Waterhouse Coopers LLP.

John G. Small, Jr............ President, New England Services of NELICO since 1997 and
                                Vice President of Metropolitan Life Insurance Company since 2000;
                                formerly, Senior Vice President 1996-1997 of NELICO.


   The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

   Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

   We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.


   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.


   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

   We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.


                    RESTRICTIONS ON FINANCIAL TRANSACTIONS



   If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

                               TOLL-FREE NUMBERS


   For information about historical values of the Variable Account Sub-Accounts, call 1-888-458-2654, or visit us at http://www.nef.com.





   You may also call 1-888-458-2654 for Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, as well as for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.


                                    REPORTS

   We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

   You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

   Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

   Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use unit values to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

   Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

   We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

   Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

   Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

   This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

   The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

   Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

                 ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
                           AND ACCUMULATED PREMIUMS

   The tables in Appendix A illustrate the way the Policies work. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The insured is assumed to be in the nonsmoker preferred risk classification. The Tables assume no rider benefits and assume that no allocations are made to the Fixed Account. (See "Charges and Expenses.") Illustrations show (1) the Option 1 death benefit using the cash value accumulation test with the Enhanced Net Single Premium Corridor and (2) the Option 2 death benefit using the guideline premium test with the IRS Corridor.

   The illustrated death benefits and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's Sub-Accounts, if the actual gross rate of return for all Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Sub-Accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


   The death benefits and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk fee, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .79% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.



   Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.79%, 5.17% and 11.12%, respectively.


   The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

   The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.


   If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured.

                               MALE ISSUE AGE 40


                $100,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS

                     NONSMOKER PREFERRED UNDERWRITING RISK


                            $1,778,000 FACE AMOUNT


       OPTION 1 DEATH BENEFIT WITH ENHANCED NET SINGLE PREMIUM CORRIDOR
                         CASH VALUE ACCUMULATION TEST

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                             DEATH BENEFIT                   NET CASH VALUE                    CASH VALUE
        PREMIUMS         ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
       ACCUMULATED           GROSS ANNUAL                     GROSS ANNUAL                    GROSS ANNUAL
END OF    AT 5%            RATE OF RETURN OF                RATE OF RETURN OF               RATE OF RETURN OF
POLICY  INTEREST   --------------------------------- ------------------------------- -------------------------------
 YEAR   PER YEAR       0%         6%         12%        0%        6%         12%        0%        6%         12%
------ ----------- ---------- ---------- ----------- -------- ---------- ----------- -------- ---------- -----------
   1   $  105,000  $1,778,000 $1,778,000 $ 1,778,000 $ 93,739 $   98,974 $   104,202 $ 85,739 $   90,974 $    96,202
   2      215,250   1,778,000  1,778,000   1,778,000  178,501    194,296     210,686  170,501    186,296     202,686
   3      331,013   1,778,000  1,778,000   1,778,000  254,057    285,913     320,271  254,057    285,913     320,271
   4      452,563   1,778,000  1,778,000   1,778,000  331,158    384,745     444,860  331,158    384,745     444,860
   5      580,191   1,778,000  1,778,000   1,778,000  407,543    488,519     583,059  407,543    488,519     583,059

   6      714,201   1,778,000  1,778,000   1,778,000  483,239    597,494     736,333  483,239    597,494     736,333
   7      854,911   1,778,000  1,778,000   2,113,398  558,380    712,039     904,907  558,380    712,039     904,907
   8      897,656   1,778,000  1,778,000   2,250,655  544,205    738,258     991,879  544,205    738,258     991,879
   9      942,539   1,778,000  1,778,000   2,400,899  531,127    766,561   1,088,605  531,127    766,561   1,088,605
  10      989,666   1,778,000  1,778,000   2,566,399  519,574    797,345   1,196,650  519,574    797,345   1,196,650

  15    1,263,093   1,778,000  1,816,278   3,590,731  455,814    967,661   1,913,038  455,814    967,661   1,913,038
  20    1,612,062   1,778,000  1,964,502   5,114,808  382,619  1,182,679   3,079,241  382,619  1,182,679   3,079,241
  25    2,057,445   1,778,000  2,192,177   7,516,686  296,256  1,470,869   5,043,417  296,256  1,470,869   5,043,417
  30    2,625,879   1,778,000  2,470,991  11,158,070  165,028  1,821,298   8,224,298  165,028  1,821,298   8,224,298
  35    3,351,361              2,819,312  16,765,638           2,241,108  13,327,224           2,241,108  13,327,224


INTERNAL RATE OF RETURN    INTERNAL RATE OF RETURN
   ON NET CASH VALUE          ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
 GROSS ANNUAL RATE OF           GROSS ANNUAL
       RETURN OF              RATE OF RETURN OF
----------------------  ----------------------------
  0%         6%    12%     0%        6%       12%
 -----     -----  ----  --------  --------  --------
-6.26%     -1.03% 4.20% 1,678.00% 1,678.00% 1,678.00%
-7.35      -1.91  3.52    274.62    274.62    274.62
-8.08      -2.39  3.31    120.46    120.46    120.46
-7.41      -1.55  4.30     69.77     69.77     69.77
-6.74      -0.77  5.17     45.78     45.78     45.78

-6.15      -0.12  5.88     32.15     32.15     32.15
-5.65       0.43  6.42     23.51     23.51     27.96
-5.01       1.07  7.02     19.05     19.05     24.03
-4.57       1.52  7.45     15.96     15.96     21.31
-4.22       1.87  7.79     13.71     13.71     19.34

-3.53       2.72  8.62      7.97      8.16     14.26
-3.51       3.12  9.01      5.60      6.21     12.24
-3.85       3.42  9.31      4.31      5.30     11.28
-5.23       3.60  9.49      3.50      4.77     10.71
            3.69  9.59                4.44     10.37


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40


                $100,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS

                     NONSMOKER PREFERRED UNDERWRITING RISK


                            $1,778,000 FACE AMOUNT


                            OPTION 1 DEATH BENEFIT
    CASH VALUE ACCUMULATION TEST WITH ENHANCED NET SINGLE PREMIUM CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                            DEATH BENEFIT                  NET CASH VALUE                 CASH VALUE
        PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
       ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
END OF    AT 5%           RATE OF RETURN OF              RATE OF RETURN OF            RATE OF RETURN OF
POLICY  INTEREST   -------------------------------- ---------------------------- ----------------------------
 YEAR   PER YEAR       0%         6%        12%        0%       6%       12%        0%       6%       12%
------ ----------- ---------- ---------- ---------- -------- -------- ---------- -------- -------- ----------
   1   $  105,000  $1,778,000 $1,778,000 $1,778,000 $ 85,034 $ 90,002 $   94,969 $ 77,034 $ 82,002 $   86,969
   2      215,250   1,778,000  1,778,000  1,778,000  160,513  175,267    190,602  152,513  167,267    182,602
   3      331,013   1,778,000  1,778,000  1,778,000  226,463  255,990    287,904  226,463  255,990    287,904
   4      452,563   1,778,000  1,778,000  1,778,000  298,940  348,417    404,045  298,940  348,417    404,045
   5      580,191   1,778,000  1,778,000  1,778,000  369,940  444,760    532,298  369,940  444,760    532,298

   6      714,201   1,778,000  1,778,000  1,778,000  439,512  545,312    674,172  439,512  545,312    674,172
   7      854,911   1,778,000  1,778,000  1,937,982  507,598  650,299    829,798  507,598  650,299    829,798
   8      897,656   1,778,000  1,778,000  2,043,437  484,507  664,966    900,556  484,507  664,966    900,556
   9      942,539   1,778,000  1,778,000  2,154,158  460,017  679,169    976,729  460,017  679,169    976,729
  10      989,666   1,778,000  1,778,000  2,270,320  433,873  692,742  1,058,595  433,873  692,742  1,058,595

  15    1,263,093   1,778,000  1,778,000  2,941,646  270,738  747,047  1,567,224  270,738  747,047  1,567,224
  20    1,612,062   1,778,000  1,778,000  3,787,640   18,062  758,931  2,280,253   18,062  758,931  2,280,253
  25    2,057,445              1,778,000  4,837,528           666,110  3,245,802           666,110  3,245,802
  30    2,625,879              1,778,000  6,122,340           299,627  4,512,604           299,627  4,512,604
  35    3,351,361                         7,653,413                    6,083,797                    6,083,797


INTERNAL RATE OF RETURN    INTERNAL RATE OF RETURN
   ON NET CASH VALUE          ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
     GROSS ANNUAL               GROSS ANNUAL
   RATE OF RETURN OF          RATE OF RETURN OF
----------------------  ----------------------------
  0%       6%     12%      0%        6%       12%
------   ------  -----  --------  --------  --------
-14.97%  -10.00% -5.03% 1,678.00% 1,678.00% 1,678.00%
-13.80    -8.48  -3.17    274.62    274.62    274.62
-13.42    -7.73  -2.04    120.46    120.46    120.46
-11.32    -5.45   0.40     69.77     69.77     69.77
 -9.88    -3.88   2.09     45.78     45.78     45.78

 -8.83    -2.72   3.34     32.15     32.15     32.15
 -8.04    -1.84   4.25     23.51     23.51     25.72
 -7.31    -1.03   5.07     19.05     19.05     21.98
 -6.92    -0.50   5.60     15.96     15.96     19.37
 -6.73    -0.15   5.98     13.71     13.71     17.44

 -7.71     0.54   6.87      7.97      7.97     12.45
-19.81     0.48   7.13      5.60      5.60     10.32
          -0.23   7.18                4.31      9.11
          -3.10   7.11                3.50      8.31
                  6.96                          7.72


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40


              $100,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS FOR

                     NONSMOKER PREFERRED UNDERWRITING RISK


                            $1,778,000 FACE AMOUNT


                            OPTION 2 DEATH BENEFIT
                   GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                             DEATH BENEFIT                   NET CASH VALUE                    CASH VALUE
        PREMIUMS         ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
       ACCUMULATED           GROSS ANNUAL                     GROSS ANNUAL                    GROSS ANNUAL
END OF    AT 5%            RATE OF RETURN OF                RATE OF RETURN OF               RATE OF RETURN OF
POLICY  INTEREST   --------------------------------- ------------------------------- -------------------------------
 YEAR   PER YEAR       0%         6%         12%        0%        6%         12%        0%        6%         12%
------ ----------- ---------- ---------- ----------- -------- ---------- ----------- -------- ---------- -----------
  1    $  110,250  $1,864,579 $1,869,837 $ 1,875,087 $ 94,579 $   99,837 $   105,087 $ 86,579 $   91,837 $    97,087
  2       226,013   1,949,889  1,965,759   1,982,226  179,889    195,759     212,226  171,889    187,759     204,226
  3       347,563   2,033,775  2,065,766   2,100,264  255,775    287,766     322,264  255,775    287,766     322,264
  4       475,191   2,110,682  2,164,279   2,224,390  332,682    386,279     446,390  332,682    386,279     446,390
  5       609,201   2,186,201  2,266,895   2,361,066  408,201    488,895     583,066  408,201    488,895     583,066

  6       749,911   2,260,555  2,374,001   2,511,798  482,555    596,001     733,798  482,555    596,001     733,798
  7       897,656   2,334,024  2,486,065   2,678,310  556,024    708,065     900,310  556,024    708,065     900,310
  8     1,052,789   2,318,696  2,510,076   2,763,705  540,696    732,076     985,705  540,696    732,076     985,705
  9     1,215,679   2,305,355  2,536,949   2,859,752  527,355    758,949   1,081,752  527,355    758,949   1,081,752
  10    1,386,713   2,294,699  2,567,560   2,968,317  516,699    789,560   1,190,317  516,699    789,560   1,190,317

  15    2,379,037   2,237,662  2,735,114   3,695,952  459,662    957,114   1,917,952  459,662    957,114   1,917,952
  20    3,645,521   2,176,595  2,941,999   4,904,709  398,595  1,163,999   3,126,709  398,595  1,163,999   3,126,709
  25    4,652,712   2,112,043  3,213,802   6,986,386  334,043  1,435,802   5,208,386  334,043  1,435,802   5,208,386
  30    5,938,170   2,020,645  3,528,067  10,457,800  242,645  1,750,067   8,679,800  242,645  1,750,067   8,679,800
  35    7,578,777   1,884,054  3,874,261  16,247,295  106,054  2,096,261  14,469,295  106,054  2,096,261  14,469,295


       INTERNAL RATE OF RETURN    INTERNAL RATE OF RETURN
          ON NET CASH VALUE          ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
            GROSS ANNUAL               GROSS ANNUAL
END OF    RATE OF RETURN OF          RATE OF RETURN OF
POLICY ----------------------  ----------------------------
 YEAR    0%         6%    12%     0%        6%       12%
------ ------     -----  ----  --------  --------  --------
  1     -5.42%    -0.16% 5.09% 1,764.58% 1,769.84% 1,775.09%
  2     -6.86     -1.42  4.02    294.40    296.18    298.02
  3     -7.76     -2.07  3.62    132.68    134.13    135.68
  4     -7.24     -1.39  4.44     79.30     80.72     82.29
  5     -6.69     -0.75  5.17     54.02     55.49     57.16

  6     -6.19     -0.19  5.78     39.65     41.21     43.01
  7     -5.76      0.29  6.30     30.54     32.19     34.15
  8     -8.79     -1.98  4.62     23.50     25.27     27.41
  9    -10.93     -3.43  3.66     18.45     20.32     22.65
  10   -12.47     -4.35  3.14     14.70     16.65     19.16

  15   -16.95     -5.86  3.01      4.85      7.20     10.63
  20   -19.86     -5.50  4.08      0.80      3.55      7.94
  25   -12.50     -2.17  5.99      0.35      3.01      7.77
  30   -10.67     -0.65  7.03      0.05      2.75      7.91
  35   -11.74      0.18  7.69     -0.23      2.58      8.14


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40


                $100,000 ANNUAL PREMIUM FOR SEVEN POLICY YEARS

                     NONSMOKER PREFERRED UNDERWRITING RISK


                            $1,778,000 FACE AMOUNT


                            OPTION 2 DEATH BENEFIT
                   GUIDELINE PREMIUM TEST WITH IRS CORRIDOR

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                            DEATH BENEFIT                  NET CASH VALUE                  CASH VALUE
        PREMIUMS        ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
       ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                  GROSS ANNUAL
END OF    AT 5%           RATE OF RETURN OF              RATE OF RETURN OF             RATE OF RETURN OF
POLICY  INTEREST   -------------------------------- ----------------------------  ----------------------------
 YEAR   PER YEAR       0%         6%        12%        0%       6%       12%         0%       6%       12%
------ ----------- ---------- ---------- ---------- -------- -------- ----------  -------- -------- ----------
   1   $  110,250  $1,858,488 $1,863,550 $1,868,608 $ 88,488 $ 93,550 $   98,608  $ 80,488 $ 85,550 $   90,608
   2      226,013   1,937,090  1,952,177  1,967,846  167,090  182,177    197,846   159,090  174,177    189,846
   3      347,563   2,013,784  2,043,962  2,076,546  235,784  265,962    298,546   235,784  265,962    298,546
   4      475,191   2,088,562  2,139,007  2,195,643  310,562  361,007    417,643   310,562  361,007    417,643
   5      609,201   2,161,365  2,237,363  2,326,113  383,365  459,363    548,113   383,365  459,363    548,113

   6      749,911   2,232,171  2,339,120  2,469,070  454,171  561,120    691,070   454,171  561,120    691,070
   7      897,656   2,300,850  2,444,263  2,625,631  522,850  666,263    847,631   522,850  666,263    847,631
   8    1,052,789   2,278,687  2,458,865  2,697,801  500,687  680,865    919,801   500,687  680,865    919,801
   9    1,215,679   2,255,533  2,472,737  2,775,986  477,533  694,737    997,986   477,533  694,737    997,986
  10    1,386,713   2,231,226  2,485,661  2,860,617  453,226  707,661  1,082,617   453,226  707,661  1,082,617

  15    2,379,037   2,089,027  2,530,232  3,401,505  311,027  752,232  1,623,505   311,027  752,232  1,623,505
  20    3,645,521   1,897,798  2,517,182  4,206,205  119,798  739,182  2,428,205   119,798  739,182  2,428,205
  25    4,652,712              2,387,831  5,390,325           609,831  3,612,325            609,831  3,612,325
  30    5,938,170              2,046,769  7,118,339           268,769  5,340,339            268,769  5,340,339
  35    7,578,777                         9,591,455                    7,813,455                     7,813,455


INTERNAL RATE OF RETURN    INTERNAL RATE OF RETURN
   ON NET CASH VALUE          ON DEATH BENEFIT
 ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
     GROSS ANNUAL               GROSS ANNUAL
   RATE OF RETURN OF          RATE OF RETURN OF
----------------------  ----------------------------
  0%       6%     12%      0%        6%       12%
------   ------  -----  --------  --------  --------
-11.51%   -6.45% -1.39% 1,758.49% 1,763.55% 1,768.61%
-11.40    -6.06  -0.72    292.95    294.65    296.41
-11.57    -5.90  -0.24    131.76    133.14    134.62
 -9.87    -4.06   1.73     78.70     80.05     81.54
 -8.73    -2.81   3.08     53.56     54.96     56.55

 -7.91    -1.91   4.05     39.26     40.74     42.46
 -7.30    -1.23   4.79     30.17     31.75     33.63
-10.53    -3.60   3.09     23.12     24.81     26.88
-13.03    -5.23   2.06     18.03     19.82     22.07
-15.08    -6.40   1.44     14.21     16.09     18.52

-24.03    -9.25   0.98      4.04      6.29      9.69
-45.50   -10.85   1.81     -0.50      2.14      6.65
          -8.06   3.74                1.14      6.20
         -10.13   4.73                0.11      6.09
                  5.31                          6.10


   IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

   This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


   The Policies became available in August, 1998. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Zenith Equity Series, the State Street Research Bond Income Series and the State Street Research Money Market Series commenced operations on August 26, 1983. The MFS Total Return Series of the Zenith Fund commenced operations on May 1, 1987. The FI Structured Equity Series and Harris Oakmark Focused Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series of the Zenith Fund commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund Series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995. The FI Mid Cap Opportunities Series of the Zenith Fund commenced operations on May 1, 2002 and is not included in this Appendix.



   The commencement of operations for the following Portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was:
November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Portfolio; and May 1, 2001 for the Janus Growth Portfolio. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio; and May 1, 2001 for the Franklin Templeton Small Cap Growth Portfolio. These Portfolios were made available to the Variable Account on January 11, 2002. The Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on November 9, 1998 and was made available to the Variable Account on May 1, 2002. The State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. commenced operations on May 1, 2002 and is not included in this Appendix.


   On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.




   The commencement of operations for the following Portfolios of the Met Investors Series Trust was: February 12, 2001 for the MFS Mid Cap Growth Portfolio, the PIMCO Innovation Portfolio and the PIMCO Total Return Portfolio; and October 9, 2001 for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio. The MFS Mid Cap Growth Portfolio and PIMCO Innovation Portfolio were made available to the Variable Account on January 11, 2002. The remaining Met Investors Series Trust Portfolios shown in this Appendix were made available to the Variable Account on May 1, 2002. Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

   The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.

   The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.


   We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy transactions were made during the periods shown.


   Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from Premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

   The annual net rate is the effective earnings rate at which the investment Sub-Accounts increased or decreased over a one-year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the Sub-Accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

   The effective annual net rate of return since inception is the annualized effective interest rate at which the Sub-Accounts increased or decreased since the inception dates of the Sub-Accounts. For each Sub-Account, we calculate the rate by taking the difference between the Sub-Account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

               SUB-ACCOUNTS INVESTING IN NEW ENGLAND ZENITH FUND


                                                                               ANNUAL NET RATE OF RETURN
                                 -----------------------------------------------------------------------
                                                                                    FOR ONE YEAR ENDING
                                 8/26/83- --------------------------------------------------------------
SUB-ACCOUNT                      12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90
-----------                      -------- -------- -------- -------- -------- -------- -------- --------
Zenith Equity/(1)/..............   8.87%   -0.59%   68.10%   95.21%   52.71%   -8.81%   30.76%   -3.48%
State Street Research Bond
 Income/(2)/....................   3.20    12.61    18.76    14.83     2.27     8.37    12.30     8.09
State Street Research Money
 Market/(2)/....................   3.20    10.73     8.26     6.80     6.53     7.52     9.25     8.19



                                 -----------------------------------------------------------------------------------------

                                 -----------------------------------------------------------------------------------------
SUB-ACCOUNT                      12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
-----------                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Zenith Equity/(1)/..............  53.98%   -6.05%   14.97%   -7.07%   38.03%   21.07%   23.48%   34.09%   15.70%   -4.65%
State Street Research Bond
 Income/(2)/....................  17.96     8.18    12.61    -3.36    21.20     4.61    10.89     9.04    -0.47     8.15
State Street Research Money
 Market/(2)/....................   6.21     3.80     2.97     3.97     5.70     5.13     5.34     5.26     4.97     6.22



                                 -------- 8/26/83-  8/26/83-
                                          12/31/01  12/31/01
                                 --------  TOTAL    EFFECTIVE
SUB-ACCOUNT                      12/31/01  RETURN    ANNUAL
-----------                      -------- --------  ---------
Zenith Equity/(1)/..............  -16.43% 2,327.20%   19.09%
State Street Research Bond
 Income/(2)/....................    8.81    431.53     9.53
State Street Research Money
 Market/(2)/....................    3.98    201.61     6.20



                                                                                       ANNUAL NET RATE OF RETURN
                                 -----------------------------------------------------------------------------------------
                                                                                               FOR ONE YEAR ENDING
                                 5/1/87-  --------------------------------------------------------------------------------
SUB-ACCOUNT                      12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
-----------                      -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
MFS Total Return/(3)/...........  -0.66%    9.48%   19.08%    3.21%   20.17%    6.70%   10.65%   -1.11%   31.26%   15.03%



                                 -------------------------------------------- 5/1/87-   5/1/87-
                                                                              12/31/01 12/31/01
                                 --------------------------------------------  TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                      -------- -------- -------- -------- -------- -------- ---------
MFS Total Return/(3)/...........  26.56%   19.65%    9.97%   -3.38%   -3.80%   338.36%   10.60%

                                                             ANNUAL NET RATE OF RETURN
                                  -------------------------------------------------------------------------------  4/30/93-
                                                                     FOR ONE YEAR ENDING                           12/31/01
                                  4/30/93- ----------------------------------------------------------------------   TOTAL
SUB-ACCOUNT                       12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN
-----------                       -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
FI Structured Equity/(4)/........  14.24%   -1.21%   36.47%   18.10%   33.47%   24.45%    9.35%   -5.15%   -13.93%  169.72%
Harris Oakmark Focused Value/(5)/  14.74     -.27    30.35    17.61    17.32    -5.46     0.35    20.43     27.78   200.47



                                  4/30/93-
                                  12/31/01
                                  EFFECTIVE
SUB-ACCOUNT                        ANNUAL
-----------                       ---------
FI Structured Equity/(4)/........   12.12%
Harris Oakmark Focused Value/(5)/   13.53




                                                        ANNUAL NET RATE OF RETURN
                                 -----------------------------------------------------------------------   5/2/94-   5/2/94-
                                                                FOR ONE YEAR ENDING                       12/31/01  12/31/01
                                  5/2/94-  -------------------------------------------------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN    ANNUAL
-----------                      --------- -------- -------- -------- -------- -------- -------- -------- --------- ---------
Loomis Sayles Small Cap.........   -3.23%   28.84%   30.68%   24.85%   -1.69%   31.75%     5.25%   -8.83%  152.85%    12.86%

                                                        ANNUAL NET RATE OF RETURN
                                 -----------------------------------------------------------------------  10/31/94- 10/31/94-
                                                                FOR ONE YEAR ENDING                       12/31/01  12/31/01
                                 10/31/94- -------------------------------------------------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                      12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN    ANNUAL
-----------                      --------- -------- -------- -------- -------- -------- -------- -------- --------- ---------
Alger Equity Growth.............   -4.20%   48.69%   13.17%   25.63%   47.78%   34.13%   -13.68%  -12.02%  204.88%    16.83%
Balanced/(6)/...................    -.10    24.79    16.91    16.18     9.11    -5.06     -1.91    -4.45    64.40      7.18
Davis Venture Value.............   -3.50    39.28    25.84    33.50    14.41    17.52      9.49   -11.14   195.36     16.31




                                   ANNUAL NET RATE OF RETURN
                                  ---------------------------   4/30/99- 4/30/99-
                                            FOR ONE YEAR ENDING 12/31/01 12/31/01
                                  4/30/99-  ------------------   TOTAL   EFFECTIVE
 SUB-ACCOUNT                      12/31/99  12/31/00   12/31/01  RETURN   ANNUAL
 -----------                      --------  --------   -------- -------- ---------
 MFS Investors Trust.............   2.85%    -0.15%     -15.93%  13.66%    -5.35%
 MFS Research Managers...........  19.80     -3.64      -20.95   -8.74     -3.37

--------



(1) The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.


(2) The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.


(3) The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.


(4) The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P. until May 1, 2002 when Fidelity Management & Research Company became the sub-adviser.


(5) The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.


(6) The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser.


           SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.


                         ANNUAL NET RATE OF RETURN
                -------------------------------------------
                                 FOR ONE YEAR ENDING         3/3/97-  3/3/97-
                         ----------------------------------  2/31/01 12/31/01
                3/3/97-                                       TOTAL  EFFECTIVE
  SUB-ACCOUNT   12/31/97 12/31/98 12/31/99 12/31/00 12/31/01 RETURN   ANNUAL
  -----------   -------- -------- -------- -------- -------- ------- ---------
  Janus Mid Cap  28.21%   37.19%   122.92%  -30.86%  -37.67%  68.99%   11.48%






                                                         5/1/00-   5/1/00-
                             ANNUAL NET RATE OF RETURN   12/31/01 12/31/01
                            ---------------------------   TOTAL   EFFECTIVE
                                     FOR ONE YEAR ENDING  RETURN   ANNUAL
                            5/1/00-  ------------------- -------- ---------
    SUB-ACCOUNT             12/31/00      12/31/01
    -----------             -------- -------------------
    Putnam Large Cap Growth  -27.00%       -30.82%        -49.50%  -33.62%

                                                          ANNUAL NET RATE OF RETURN
                                   -----------------------------------------------------------------------  10/31/94- 10/31/94-
                                                                  FOR ONE YEAR ENDING                       12/31/01  12/31/01
                                   10/31/94- -------------------------------------------------------------    TOTAL   EFFECTIVE
SUB-ACCOUNT                        12/31/94  12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN    ANNUAL
-----------                        --------- -------- -------- -------- -------- -------- -------- -------- --------- ---------
Putnam International Stock/(1)/...   2.60%     6.23%    6.67%   -1.30%    7.27%   24.61%   -10.20%  20.59%    9.40%     1.26%



                                                                                  ANNUAL NET RATE OF RETURN
                            --------------------------------------------------------------------------------------------------
                                                                                          FOR ONE YEAR ENDING
                            5/1/87-  -----------------------------------------------------------------------------------------
SUB ACCOUNT                 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------                 -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
MetLife Stock Index/(2)/...  -12.20%  16.34%   30.15%   -4.14%   30.43%    7.30%    9.72%    1.12%   36.92%   22.47%   32.50%



                            ----------------------------------- 5/1/87-   5/1/87-
                                                                12/31/01 12/31/01
                            -----------------------------------  TOTAL   EFFECTIVE
SUB ACCOUNT                 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                 -------- -------- -------- -------- -------- ---------
MetLife Stock Index/(2)/...  27.93%   20.38%   -9.04%   -12.23%  437.92%   12.19%



                                    ANNUAL
                                   NET RATE  FOR ONE YEAR
                                   OF RETURN    ENDING    7/5/00-   7/5/00-
                                   --------- ------------ 12/31/01 12/31/01
                                    7/5/00-                TOTAL   EFFECTIVE
   SUB-ACCOUNT                     12/31/00    12/31/01    RETURN   ANNUAL
   -----------                     --------- ------------ -------- ---------
   MetLife Mid Cap Stock Index....    6.84%     -1.18%      5.58%     3.72%
   State Street Research Aurora...   23.22      16.00      42.94     27.11



                                     ANNUAL NET RATE OF RETURN
                                ----------------------------------  11/9/98- 11/9/98-
                                            FOR ONE YEAR ENDING     12/31/01 12/31/01
                                11/9/98- -------------------------   TOTAL   EFFECTIVE
SUB-ACCOUNT                     12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                     -------- -------- -------- -------- -------- ---------
Morgan Stanley EAFE Index......   8.11%   24.90%   -14.48%  -21.74%  -9.62%    -3.17%
Lehman Brothers Aggregate Bond
 Index.........................   1.38    -1.37     11.41     5.83   17.90      5.38
Neuberger Berman Partners Mid
 Cap Value.....................   7.44    17.63     28.25    -2.51   58.03     15.67
Russell 2000 Index.............   5.48    22.73     -3.80     0.87   25.62      7.53
Harris Oakmark Large Cap Value.  -2.70    -6.89     12.43    18.38   20.57     -8.29




                                -----------------------------------------------------------------------

                                6/24/83- --------------------------------------------------------------
SUB-ACCOUNT                     12/31/83 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90
-----------                     -------- -------- -------- -------- -------- -------- -------- --------
State Street Research
 Investment Trust/(3)/.........  -2.35%    .54%    34.79%   10.21%    7.19%   12.10%   32.13%   -5.40%


                                ANNUAL NET RATE OF RETURN
                                -----------------------------------------------------------------------------------------
                                     FOR ONE YEAR ENDING
                                -----------------------------------------------------------------------------------------
SUB-ACCOUNT                     12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00
-----------                     -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
State Street Research
 Investment Trust/(3)/.........  33.09%   11.56%   14.40%   -3.26%   33.14%   22.18%   28.36%   28.75%   18.47%   -6.18%



                                -------- 6/24/83- 6/24/83-
                                         12/31/01 12/31/01
                                --------  TOTAL   EFFECTIVE
SUB-ACCOUNT                     12/31/01  RETURN   AMOUNT
-----------                     -------- -------- ---------
State Street Research
 Investment Trust/(3)/.........  -17.01%  777.12%   12.44%





                                                 ANNUAL
                                                NET RATE
                                                OF RETURN 5/1/01-   5/1/01-
                                                --------- 12/31/01 12/31/01
                                                 5/1/01-   TOTAL   EFFECTIVE
   SUB-ACCOUNT                                  12/31/01   RETURN   ANNUAL
   -----------                                  --------- -------- ---------
   Janus Growth................................  -21.80%   -21.80%    N/A
   Franklin Templeton Small Cap Growth.........  -11.20    -11.20     N/A

--------

(1) On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.


(2) On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


(3) The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end Net Asset Values, as daily Net Asset Value information is not available.

             SUB-ACCOUNTS INVESTING IN MET INVESTORS SERIES TRUST



                                                               2/12/01- 2/12/01-
                                                               12/31/01 12/31/01
                                                      2/12/01-  TOTAL   EFFECTIVE
SUB-ACCOUNT                                           12/31/01  RETURN   ANNUAL
-----------                                           -------- -------- ---------
MFS Mid Cap Growth ...............................     -16.30%  -16.30%    N/A
PIMCO Innovation.. ...............................     -38.10   -38.10     N/A
PIMCO Total Return ...............................       7.00     7.00     N/A



                                                               10/9/01- 10/9/01-
                                                               12/31/01 12/31/01
                                                      10/9/01-  TOTAL   EFFECTIVE
SUB-ACCOUNT                                           12/31/01  RETURN   ANNUAL
-----------                                           -------- -------- ---------
Met/AIM Mid Cap Core Equity/(1)/.....................   9.30%    9.30%     N/A
Met/AIM Small Cap Growth/(1)/........................  18.30    18.30      N/A
State Street Research Concentrated International/(1)/   8.00     8.00      N/A

--------

(1) Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.


                         SUB-ACCOUNTS INVESTING IN VIP


                                                                   ANNUAL NET RATE OF RETURN
        --------------------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
                 -----------------------------------------------------------------------------------------------------------
SUB-    10/9/86-
ACCOUNT 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Equity-
 Income   .20%    -1.13%   21.93%   19.54%   -16.31%  31.44%   16.89%   18.29%    6.93%   35.90%   13.75%   28.11%   11.63%



        --------------------------
                                   10/9/86- 10/9/86-
        -------------------------- 12/31/01 12/31/01
SUB-                                TOTAL   EFFECTIVE
ACCOUNT 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
------- -------- -------- -------- -------- ---------
Equity-
 Income   6.33%    8.42%   -4.96%   468.79%   12.09%



                                                                  ANNUAL NET RATE OF RETURN
            --------------------------------------------------------------------------------------------------------------------
                                                                          FOR ONE YEAR ENDING
            1/28/87  -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99
----------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
 Overseas..   5.38%    9.63%   23.97%   -1.20%    8.00%   -10.72%  37.35%    1.21%   11.02%   12.43%   11.56%   12.75%   42.63%



            ----------------- 1/28/87- 1/28/87-
                              12/31/01 12/31/01
            -----------------  TOTAL   EFFECTIVE
SUB-ACCOUNT 12/31/00 12/31/01  RETURN   ANNUAL
----------- -------- -------- -------- ---------
 Overseas..  -19.11%  -21.17%  143.14%   6.13%



                                                                       ANNUAL NET RATE OF RETURN
        --------------------------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
                 -----------------------------------------------------------------------------------------------------------
SUB-    9/19/85-
ACCOUNT 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
High
 Income   6.38%   17.68%    1.22%   11.53%   -4.07%   -2.23%   35.08%   23.17%   20.40%   -1.45%   20.79%   13.75%   17.67%




        -----------------------------------  9/19/85- 9/19/85-
                                             12/31/01 12/31/01
SUB-    -----------------------------------  TOTAL   EFFECTIVE
ACCOUNT 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
------- -------- -------- -------- -------- -------- ---------
High
 Income  -4.33%    8.15%   -22.47%  -11.73%  199.48%   6.97%


                        SUB-ACCOUNT INVESTING IN VIP II


                                                      ANNUAL NET RATE OF RETURN
         -------------------------------------------------------------------------------------------------------------------
                                                              FOR ONE YEAR ENDING
SUB-     9/6/89-  ----------------------------------------------------------------------------------------------------------
ACCOUNT  12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01
-------  -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Asset
 Manager   1.32%    6.19%   22.56%   11.71%   21.23%   -6.43%   17.68%   14.31%   20.65%   15.05%   11.09%   -3.93%   -4.09%



         9/6/89-   9/6/89-
         12/31/01 12/31/01
SUB-      TOTAL   EFFECTIVE
ACCOUNT   RETURN   ANNUAL
-------  -------- ---------
Asset
 Manager  219.37%   9.89%


           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES


                                                                            ANNUAL NET RATE OF RETURN
        --------------------------------------------------------------------------------------------------------------------
                                                                                   FOR ONE YEAR ENDING
  SUB-  2/8/84-  -----------------------------------------------------------------------------------------------------------
ACCOUNT 12/31/84 12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95 12/31/96
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Growth.   1.87%   19.76%   30.04%    7.78%   14.27%   30.79%   -4.67%   32.90%   10.48%   16.00%    0.23%   32.90%   13.07%
Growth-
 Income   8.96    36.91    21.82     0.30    14.02    25.02    -2.87    23.69     7.62    11.97     1.79    32.63    18.41



        --------------------------------------------  2/8/84-   2/8/84-
                                                     12/31/01 12/31/01
  SUB-  --------------------------------------------  TOTAL   EFFECTIVE
ACCOUNT 12/31/97 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
------- -------- -------- -------- -------- -------- -------- ---------
Growth.  29.79%   35.24%   57.27%    4.47%   -18.15% 1375.34%   16.23%
Growth-
 Income  25.54    18.09    11.20     7.95      2.56   997.29    14.32



                                 ANNUAL NET RATE OF RETURN
                            -----------------------------------
                                        FOR ONE YEAR ENDING     4/30/98- 4/30/98-
                                     -------------------------- 12/31/01 12/31/01
                            4/30/98-                             TOTAL   EFFECTIVE
SUB-ACCOUNT                 12/31/98 12/31/99 12/31/00 12/31/01  RETURN   ANNUAL
-----------                 -------- -------- -------- -------- -------- ---------
Global Small Capitalization   2.47%   91.37%  -16.53%  -12.85%   42.65%   10.16%

POLICY PERFORMANCE


   The material below assumes a Policy was issued with a $1,778,000 face amount with premiums paid on August 26 of the years in which they are paid (May 1 in the case of the Metropolitan MetLife Stock Index, Zenith MFS Total Return, Metropolitan Putnam Large Cap Growth, Metropolitan Janus Growth and the Metropolitan Franklin Templeton Small Cap Growth Sub-Accounts; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income, the Met Investors Met/AIM Mid Cap Core Equity, the Met Investors Met/AIM Small Cap Growth and the Met Investors State Street Research Concentrated International Sub-Accounts; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith FI Structured Equity, Zenith Harris Oakmark Focused Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index, the Harris Oakmark Large Cap Value and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; and July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account, and the American Funds Growth-Income Sub-Account; April 30 in the case of the American Funds Global Small Capitalization Sub-Account; and February 12 in the case of the Met Investors MFS Mid Cap Growth, the Met Investors PIMCO Innovation and Met Investors PIMCO Total Return Sub-Accounts), to a male age 40 in the nonsmoker preferred risk category. Values and benefits are shown for a Policy with an Option 2 death benefit, using the guideline premium test with the IRS Corridor. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular Sub-Account for the period shown. These illustrations of policy investment experience reflect all Policy charges. (See "Charges and Expenses".) (See Appendix A for the definition of the internal rate of return.)



                            $1,778,000 FACE AMOUNT

                            OPTION 2 DEATH BENEFIT
                   GUIDELINE PREMIUM TEST WITH IRS CORRIDOR


ZENITH EQUITY SUB-ACCOUNT/(1)/



                     TOTAL                                     INTERNAL RATE  INTERNAL RATE
                    PREMIUMS    DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                  PAID     BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                -------- ----------- ---------- ---------- -------------- -------------
August 26, 1983.... $100,000 $ 1,867,772 $   89,772 $   97,772        --             --
December 31, 1983..  100,000   1,874,871     96,871    104,871     14.65%            --
December 31, 1984..  200,000   1,962,160    184,160    192,160     -4.64         736.90%
December 31, 1985..  300,000   2,192,272    414,272    414,272     25.45         222.07
December 31, 1986..  400,000   2,667,062    889,062    889,062     46.74         126.72
December 31, 1987..  500,000   3,188,880  1,410,880  1,410,880     46.47          88.11
December 31, 1988..  600,000   3,138,251  1,360,251  1,360,251     29.02          60.53
December 31, 1989..  700,000   3,627,899  1,849,899  1,849,899     28.79          49.34
December 31, 1990..  700,000   3,532,216  1,754,216  1,754,216     19.95          37.67
December 31, 1991..  700,000   4,451,545  2,673,545  2,673,545     24.08          35.22
December 31, 1992..  700,000   4,266,825  2,488,825  2,488,825     17.98          28.28
December 31, 1993..  700,000   4,615,152  2,837,152  2,837,152     16.79          25.05
December 31, 1994..  700,000   4,373,067  2,595,067  2,595,067     12.52          20.55
December 31, 1995..  700,000   5,369,415  3,591,415  3,591,415     14.94          20.53
December 31, 1996..  700,000   6,071,860  4,293,860  4,293,860     15.12          19.52
December 31, 1997..  700,000   7,045,093  5,257,532  5,257,532     15.60          19.01
December 31, 1998..  700,000   9,095,854  6,996,811  6,996,811     16.94          19.74
December 31, 1999..  700,000  10,300,964  8,047,628  8,047,628     16.64          19.10
December 31, 2000..  700,000   9,477,576  7,521,886  7,521,886     14.47          16.63
December 31, 2001..  700,000   8,113,806  6,335,806  6,335,806     11.63          13.84

ZENITH STATE STREET RESEARCH BOND INCOME SUB-ACCOUNT /(2)/




                   TOTAL                                    INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----              -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983.. $100,000 $1,867,772 $   89,772 $   97,772        --             --
December 31, 1983  100,000  1,869,647     91,647     99,647     -1.01%            --
December 31, 1984  200,000  1,975,710    197,710    205,710      3.36         741.55%
December 31, 1985  300,000  2,104,325    326,325    326,325      6.34         215.50
December 31, 1986  400,000  2,237,738    459,738    459,738      7.63         112.40
December 31, 1987  500,000  2,327,794    549,794    549,794      4.06          71.35
December 31, 1988  600,000  2,453,059    675,059    675,059      4.14          50.95
December 31, 1989  700,000  2,615,111    837,111    837,111      5.32          39.23
December 31, 1990  700,000  2,668,477    890,477    890,477      2.77          30.52
December 31, 1991  700,000  2,813,753  1,035,753  1,035,753      3.21          25.20
December 31, 1992  700,000  2,885,822  1,107,822  1,107,822      2.10          20.81
December 31, 1993  700,000  3,013,379  1,235,379  1,235,379      2.15          17.82
December 31, 1994  700,000  2,957,221  1,179,221  1,179,221     -0.30          14.55
December 31, 1995  700,000  3,195,714  1,417,714  1,417,714      1.35          13.30
December 31, 1996  700,000  3,245,731  1,467,731  1,467,731      0.69          11.51
December 31, 1997  700,000  3,388,650  1,610,650  1,610,650      0.96          10.38
December 31, 1998  700,000  3,517,402  1,739,402  1,739,402      1.06           9.38
December 31, 1999  700,000  3,495,019  1,717,019  1,717,019      0.12           8.09
December 31, 2000  700,000  3,634,528  1,856,528  1,856,528      0.35           7.43
December 31, 2001  700,000  3,764,135  1,986,135  1,986,135      0.47           6.84


ZENITH STATE STREET RESEARCH MONEY MARKET SUB-ACCOUNT /(2)/



                   TOTAL                                    INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----              -------- ---------- ---------- ---------- -------------- -------------
August 26, 1983.. $100,000 $1,867,772 $   89,772 $   97,772        --             --
December 31, 1983  100,000  1,869,867     91,867     99,867     -0.38%            --
December 31, 1984  200,000  1,969,790    191,790    199,790     -0.12         739.52%
December 31, 1985  300,000  2,074,151    296,151    296,151     -0.96         213.21
December 31, 1986  400,000  2,178,923    400,923    400,923      0.12         110.29
December 31, 1987  500,000  2,285,666    507,666    507,666      0.65          70.40
December 31, 1988  600,000  2,404,125    626,125    626,125      1.50          50.18
December 31, 1989  700,000  2,540,927    762,927    762,927      2.57          38.36
December 31, 1990  700,000  2,589,220    811,220    811,220      0.36          29.76
December 31, 1991  700,000  2,626,897    848,897    848,897     -1.35          23.70
December 31, 1992  700,000  2,648,432    870,432    870,432     -2.89          19.17
December 31, 1993  700,000  2,664,840    886,840    886,840     -4.11          15.71
December 31, 1994  700,000  2,690,386    912,386    912,386     -4.81          13.08
December 31, 1995  700,000  2,731,332    953,332    953,332     -5.05          11.07
December 31, 1996  700,000  2,768,281    990,281    990,281     -5.26           9.42
December 31, 1997  700,000  2,808,763  1,030,763  1,030,763     -5.34           8.09
December 31, 1998  700,000  2,850,685  1,072,685  1,072,685     -5.35           6.98
December 31, 1999  700,000  2,892,570  1,114,570  1,114,570     -5.34           6.05
December 31, 2000  700,000  2,949,995  1,171,995  1,171,995     -5.13           5.31
December 31, 2001  700,000  2,983,178  1,205,178  1,205,178     -5.18           4.61

ZENITH MFS TOTAL RETURN SUB-ACCOUNT /(3)/



                   TOTAL                                    INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----              -------- ---------- ---------- ---------- -------------- -------------
May 1, 1987...... $100,000 $1,867,772 $   89,772 $   97,772        --              --
December 31, 1987  100,000  1,865,690     87,690     95,690     -6.38%       7,862.53%
December 31, 1988  200,000  1,965,859    187,859    195,859     -1.78          438.17
December 31, 1989  300,000  2,102,201    324,201    324,201      4.72          168.15
December 31, 1990  400,000  2,197,257    419,257    419,257      2.18           94.49
December 31, 1991  500,000  2,369,075    591,075    591,075      6.32           64.12
December 31, 1992  600,000  2,492,745    714,745    714,745      5.54           46.87
December 31, 1993  700,000  2,649,414    871,414    871,414      5.96           36.59
December 31, 1994  700,000  2,625,456    847,456    847,456      1.38           28.10
December 31, 1995  700,000  2,882,142  1,104,142  1,104,142      4.34           24.21
December 31, 1996  700,000  3,028,073  1,250,073  1,250,073      4.27           20.58
December 31, 1997  700,000  3,345,166  1,567,166  1,567,166      6.11           18.66
December 31, 1998  700,000  3,635,604  1,857,604  1,857,604      6.88           16.96
December 31, 1999  700,000  3,801,550  2,023,550  2,023,550      6.43           15.11
December 31, 2000  700,000  3,689,712  1,911,712  1,911,712      4.24           12.68
December 31, 2001  700,000  3,622,321  1,844,321  1,844,321      2.65           10.79





ZENITH FI STRUCTURED EQUITY SUB-ACCOUNT /(4)/



                                    TOTAL                                    INTERNAL RATE  INTERNAL RATE
                                   PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                                 PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                               -------- ---------- ---------- ---------- -------------- -------------
April 30, 1993.................... $100,000 $1,867,772 $   89,772 $   97,772        --              --
December 31, 1993.................  100,000  1,878,671    100,671    108,671     13.19%       7,802.74%
December 31, 1994.................  200,000  1,965,269    187,269    195,269     -2.03          436.43
December 31, 1995.................  300,000  2,140,256    362,256    362,256     11.67          169.98
December 31, 1996.................  400,000  2,295,307    517,307    517,307     12.15           97.30
December 31, 1997.................  500,000  2,565,943    787,943    787,943     17.43           67.75
December 31, 1998.................  600,000  2,839,119  1,061,119  1,061,119     18.18           51.41
December 31, 1999.................  700,000  3,012,659  1,234,659  1,234,659     15.43           40.22
December 31, 2000.................  700,000  2,900,851  1,122,851  1,122,851      8.06           30.46
December 31, 2001.................  700,000  2,759,740    981,740    981,740      1.85           23.30







ZENITH HARRIS OAKMARK FOCUSED VALUE SUB-ACCOUNT /(5)/

                   TOTAL                                    INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----              -------- ---------- ---------- ---------- -------------- -------------
April 30, 1993... $100,000 $1,867,772 $   89,772 $   97,772        --              --
December 31, 1993  100,000  1,879,115    101,115    109,115     13.88%       7,805.52%
December 31, 1994  200,000  1,966,961    188,961    196,961     -1.30          436.73
December 31, 1995  300,000  2,130,542    352,542    352,542      9.94          169.43
December 31, 1996  400,000  2,278,283    500,283    500,283     10.53           96.80
December 31, 1997  500,000  2,457,701    679,701    679,701     11.67           65.75
December 31, 1998  600,000  2,482,127    704,127    704,127      5.06           46.68
December 31, 1999  700,000  2,555,778    777,778    777,778      2.87           35.55
December 31, 2000  700,000  2,685,337    907,337    907,337      3.01           28.62
December 31, 2001  700,000  2,940,618  1,162,618  1,162,618      5.42           24.61

ZENITH LOOMIS SAYLES SMALL CAP
SUB-ACCOUNT

                                    TOTAL                                    INTERNAL RATE  INTERNAL RATE
                                   PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                                 PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                               -------- ---------- ---------- ---------- -------------- -------------
May 2, 1994....................... $100,000 $1,867,772 $   89,772 $   97,772         --             --
December 31, 1994.................  100,000  1,862,681     84,681     92,681     -10.79%      7,987.63%
December 31, 1995.................  200,000  1,993,012    215,012    223,012       9.69         444.74
December 31, 1996.................  300,000  2,157,576    379,576    379,576      14.74         171.61
December 31, 1997.................  400,000  2,353,867    575,867    575,867      17.45          99.26
December 31, 1998.................  500,000  2,411,696    633,696    633,696       8.99          65.01
December 31, 1999.................  600,000  2,718,772    940,772    940,772      14.32          49.96
December 31, 2000.................  700,000  2,782,100  1,004,100  1,004,100       9.82          38.00
December 31, 2001.................  700,000  2,731,875    953,875    953,875       4.20          29.07

ZENITH BALANCED SUB-ACCOUNT /(6)/

                                    TOTAL                                    INTERNAL RATE  INTERNAL RATE
                                   PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                                 PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                               -------- ---------- ---------- ---------- -------------- -------------
October 31, 1994.................. $100,000 $1,867,772 $   89,772 $   97,772         --             --
December 31, 1994.................  100,000  1,867,192     89,192     97,192     -15.67%            --
December 31, 1995.................  200,000  1,980,972    202,972    210,972       8.21       1,106.55%
December 31, 1996.................  300,000  2,104,487    326,487    326,487       7.36         253.61
December 31, 1997.................  400,000  2,243,161    465,161    465,161       9.16         124.48
December 31, 1998.................  500,000  2,368,236    590,236    590,236       7.68          77.69
December 31, 1999.................  600,000  2,415,324    637,324    637,324       2.26          53.32
December 31, 2000.................  700,000  2,470,890    692,890    692,890      -0.32          39.33
December 31, 2001.................  700,000  2,435,375    657,375    657,375      -5.42          29.39

ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT

                                    TOTAL                                    INTERNAL RATE  INTERNAL RATE
                                   PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                                 PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                               -------- ---------- ---------- ---------- -------------- -------------
October 31, 1994.................. $100,000 $1,867,772 $   89,772 $   97,772         --             --
December 31, 1994.................  100,000  1,864,501     86,501     94,501     -28.71%            --
December 31, 1995.................  200,000  1,990,126    212,126    220,126      15.03       1,111.66%
December 31, 1996.................  300,000  2,135,250    357,250    357,250      15.46         256.41
December 31, 1997.................  400,000  2,340,549    562,549    562,549      21.04         128.28
December 31, 1998.................  500,000  2,505,603    727,603    727,603      17.49          80.86
December 31, 1999.................  600,000  2,714,026    936,026    936,026      16.64          58.07
December 31, 2000.................  700,000  2,852,205  1,074,205  1,074,205      13.36          43.91
December 31, 2001.................  700,000  2,740,134    962,134    962,134       4.98          32.49

ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT

                                    TOTAL                                    INTERNAL RATE  INTERNAL RATE
                                   PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                                 PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                               -------- ---------- ---------- ---------- -------------- -------------
October 31, 1994.................. $100,000 $1,867,772 $   89,772 $   97,772         --             --
December 31, 1994.................  100,000  1,862,439     84,439     92,439     -37.53%            --
December 31, 1995.................  200,000  1,990,616    212,616    220,616      15.40       1,111.94%
December 31, 1996.................  300,000  2,107,060    329,060    329,060       8.06         253.85
December 31, 1997.................  400,000  2,275,955    497,955    497,955      13.37         125.77
December 31, 1998.................  500,000  2,605,988    827,988    827,988      23.64          83.08
December 31, 1999.................  600,000  2,974,318  1,196,318  1,196,318      25.89          61.85
December 31, 2000.................  700,000  2,837,596  1,059,596  1,059,596      12.93          43.75
December 31, 2001.................  700,000  2,730,380    952,380    952,380       4.71          32.39


ZENITH MFS INVESTORS TRUST SUB-ACCOUNT
                               TOTAL                                INTERNAL RATE  INTERNAL RATE
                              PREMIUMS   DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                            PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                          -------- ---------- -------- -------- -------------- -------------
April 30, 1999............... $100,000 $1,867,772 $ 89,772 $ 97,772         --             --
December 31, 1999............  100,000  1,868,495   90,495   98,495      -2.23%      7,739.05%
December 31, 2000............  200,000  1,950,241  172,241  180,241      -8.58         433.72
December 31, 2001............  300,000  2,004,704  226,704  226,704     -15.94         162.20

ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT
                               TOTAL                                INTERNAL RATE  INTERNAL RATE
                              PREMIUMS   DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                            PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                          -------- ---------- -------- -------- -------------- -------------
April 30, 1999............... $100,000 $1,867,772 $ 89,772 $ 97,772         --             --
December 31, 1999............  100,000  1,883,502  105,502  113,502      20.77%      7,833.04%
December 31, 2000............  200,000  1,950,140  172,140  180,140      -8.62         433.70
December 31, 2001............  300,000  1,995,114  217,114  217,114     -18.25         161.63

METROPOLITAN JANUS MID CAP SUB-ACCOUNT
                               TOTAL                                INTERNAL RATE  INTERNAL RATE
                              PREMIUMS   DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                            PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                          -------- ---------- -------- -------- -------------- -------------
March 3, 1997................ $100,000 $1,867,772 $ 89,772 $ 97,772         --             --
December 31, 1997............  100,000  1,890,776  112,776  120,776      25.53%      3,350.38%
December 31, 1998............  200,000  2,043,350  265,350  273,350      25.85         367.74
December 31, 1999............  300,000  2,553,961  775,961  775,961      61.34         172.11
December 31, 2000............  400,000  2,307,296  529,296  529,296      12.36          90.80
December 31, 2001............  500,000  2,193,587  415,587  415,587      -6.47          57.30

METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT
                               TOTAL                                INTERNAL RATE  INTERNAL RATE
                              PREMIUMS   DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                            PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                          -------- ---------- -------- -------- -------------- -------------
November 9, 1998............. $100,000 $1,867,772 $ 89,772 $ 97,772         --             --
December 31, 1998............  100,000  1,872,512   94,512  102,512      19.02%            --
December 31, 1999............  200,000  1,992,762  214,762  222,762      17.66       1,185.07%
December 31, 2000............  300,000  2,055,858  277,858  277,858      -6.62         255.12
December 31, 2001............  400,000  2,166,148  388,148  388,148      -1.83         123.14

METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT
                               TOTAL                                INTERNAL RATE  INTERNAL RATE
                              PREMIUMS   DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                            PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----                          -------- ---------- -------- -------- -------------- -------------
May 1, 2000.................. $100,000 $1,867,772 $ 89,772 $ 97,772         --             --
December 31, 2000............  100,000  1,837,148   59,148   67,148     -33.00%      1,766.85%
December 31, 2001............  200,000  1,893,937  115,937  123,937     -28.05         289.67

METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT /(7)/





                                                            INTERNAL RATE
                   TOTAL                                    OF RETURN ON  INTERNAL RATE
                  REMIUMS    DEATH      CASH      NET CASH    NET CASH    OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----              -------- ---------- ---------- ---------- ------------- -------------
October 31, 1994. $100,000 $1,867,772 $   89,772 $   97,772        --             --
December 31, 1994  100,000  1,869,344     91,344     99,344     -3.86%            --
December 31, 1995  200,000  1,968,367    190,367    198,367     -1.22       1,099.51%
December 31, 1996  300,000  2,068,664    290,664    290,664     -2.69         250.33
December 31, 1997  400,000  2,147,447    369,447    369,447     -4.74         120.63
December 31, 1998  500,000  2,255,868    477,868    477,868     -2.09          74.98
December 31, 1999  600,000  2,459,487    681,487    681,487      4.77          54.06
December 31, 2000  700,000  2,464,465    686,465    686,465     -0.62          39.25
December 31, 2001  700,000  2,315,409    537,409    537,409    -11.17          28.06

METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT /(8)/
                                                            INTERNAL RATE
                   TOTAL                                    OF RETURN ON  INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH    NET CASH    OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----              -------- ---------- ---------- ---------- ------------- -------------
May 1, 1987...... $100,000 $1,867,772 $   89,772 $   97,772        --             --
December 31, 1987  100,000  1,855,486     77,486     85,486    -20.91%      7,797.47%
December 31, 1988  200,000  1,961,188    183,188    191,188     -3.80         437.32
December 31, 1989  300,000  2,124,800    346,800    346,800      8.92         169.43
December 31, 1990  400,000  2,186,970    408,970    408,970      1.02          94.18
December 31, 1991  500,000  2,398,610    620,610    620,610      8.18          64.69
December 31, 1992  600,000  2,526,526    748,526    748,526      7.00          47.34
December 31, 1993  700,000  2,681,019    903,019    903,019      6.93          36.93
December 31, 1994  700,000  2,676,524    898,524    898,524      2.78          28.56
December 31, 1995  700,000  3,002,293  1,224,293  1,224,293      6.51          25.05
December 31, 1996  700,000  3,250,901  1,472,901  1,472,901      7.35          21.88
December 31, 1997  700,000  3,711,752  1,933,752  1,933,752      9.65          20.35
December 31, 1998  700,000  4,229,729  2,451,729  2,451,729     11.10          19.19
December 31, 1999  700,000  4,703,123  2,925,123  2,925,123     11.55          17.96
December 31, 2000  700,000  4,341,863  2,563,863  2,563,863      8.07          14.70
December 31, 2001  700,000  4,070,778  2,292,778  2,292,778      5.34          12.14

METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT
                                                            INTERNAL RATE
                   TOTAL                                    OF RETURN ON  INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH    NET CASH    OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----              -------- ---------- ---------- ---------- ------------- -------------
July 5, 2000..... $100,000 $1,867,772 $   89,772 $   97,772        --             --
December 31, 2000  100,000  1,868,727     90,727     98,727     -1.30%      1,878.83%
December 31, 2001  200,000  1,958,125    180,125    188,125     -4.06         301.22

METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT
                                                            INTERNAL RATE
                   TOTAL                                    OF RETURN ON  INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH    NET CASH    OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----              -------- ---------- ---------- ---------- ------------- -------------
November 9, 1998. $100,000 $1,867,772 $   89,772 $   97,772        --             --
December 31, 1998  100,000  1,874,879     96,879    104,879     39.70%            --
December 31, 1999  200,000  1,995,704    217,704    225,704     19.93       1,186.84%
December 31, 2000  300,000  2,048,706    270,706    270,706     -8.83         254.44
December 31, 2001  400,000  2,076,786    298,786    298,786    -17.43         119.40

METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT



                   TOTAL                                INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----              -------- ---------- -------- -------- -------------- -------------
November 9, 1998. $100,000 $1,867,772 $ 89,772 $ 97,772         --             --
December 31, 1998  100,000  1,868,838   90,838   98,838      -7.88%            --
December 31, 1999  200,000  1,953,841  175,841  183,841     -12.60       1,161.59%
December 31, 2000  300,000  2,065,669  287,669  287,669      -3.65         256.06
December 31, 2001  400,000  2,162,737  384,737  384,737      -2.36         123.00

METROPOLITAN STATE STREET RESEARCH AURORA SUB-ACCOUNT
                                                        INTERNAL RATE
                   TOTAL                                 OF RETURN ON  INTERNAL RATE
                  PREMIUMS   DEATH     CASH    NET CASH    NET CASH    OF RETURN ON
DATE                PAID    BENEFIT    VALUE    VALUE       VALUE      DEATH BENEFIT
----              -------- ---------- -------- -------- -------------- -------------
July 5, 2000..... $100,000 $1,867,772 $ 89,772 $ 97,772         --             --
December 31, 2000  100,000  1,884,698  106,698  114,698      15.01%      1,896.07%
December 31, 2001  200,000  1,990,383  212,383  220,383       6.73         304.92




METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT /(9)/




                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
June 24, 1983........... $100,000 $1,867,772 $   89,772 $   97,772         --             --
December 31, 1983.......  100,000  1,864,275     86,275     94,275     -10.71%            --
December 31, 1984.......  200,000  1,959,607    181,607    189,607      -5.13         543.50%
December 31, 1985.......  300,000  2,117,585    339,585    339,585       8.34         188.39
December 31, 1986.......  400,000  2,230,444    452,444    452,444       6.17         102.59
December 31, 1987.......  500,000  2,328,646    550,646    550,646       3.84          66.83
December 31, 1988.......  600,000  2,469,302    691,302    691,302       4.69          48.59
December 31, 1989.......  700,000  2,801,640  1,023,640  1,023,640      10.74          39.58
December 31, 1990.......  700,000  2,704,040    926,040    926,040       3.62          29.72
December 31, 1991.......  700,000  2,994,516  1,216,516  1,216,516       6.58          25.69
December 31, 1992.......  700,000  3,121,072  1,343,072  1,343,072       5.78          21.66
December 31, 1993.......  700,000  3,300,025  1,522,025  1,522,025       5.76          18.86
December 31, 1994.......  700,000  3,228,863  1,450,863  1,450,863       3.11          15.52
December 31, 1995.......  700,000  3,710,519  1,932,519  1,932,519       5.90          15.06
December 31, 1996.......  700,000  4,105,060  2,327,060  2,327,060       6.95          14.25
December 31, 1997.......  700,000  4,737,854  2,959,854  2,959,854       8.56          14.11
December 31, 1998.......  700,000  5,542,623  3,764,623  3,764,623       9.96          14.17
December 31, 1999.......  700,000  6,209,248  4,431,248  4,431,248      10.40          13.81
December 31, 2000.......  700,000  5,773,708  3,995,708  3,995,708       8.24          11.77
December 31, 2001.......  700,000  5,182,581  3,404,581  3,404,581       5.79           9.67

METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT


                          TOTAL                                    INTERNAL RATE  INTERNAL RATE
                         PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON  OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE DEATH BENEFIT
----                     -------- ---------- ---------- ---------- -------------- -------------
November 9, 1998........ $100,000 $1,867,772 $   89,772 $   97,772         --             --
December 31, 1998.......  100,000  1,874,278     96,278    104,278      34.18%            --
December 31, 1999.......  200,000  1,986,012    208,012    216,012      12.43       1,181.00%
December 31, 2000.......  300,000  2,126,708    348,708    348,708      13.54         261.79
December 31, 2001.......  400,000  2,218,468    440,468    440,468       5.91         125.28


METROPOLITAN HARRIS OAKMARK LARGE CAP VALUE SUB-ACCOUNT
                               TOTAL                                 INTERNAL RATE OF INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH    RETURN ON     OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
November 9, 1998............. $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 1998............   100,000  1,865,173   87,173   95,173      -29.34%             --
December 31, 1999............   200,000  1,947,060  169,060  177,060      -17.90        1,157.49%
December 31, 2000............   300,000  2,055,288  277,288  277,288       -6.79          255.07
December 31, 2001............   400,000  2,202,224  424,224  424,224        3.60          124.62

METROPOLITAN JANUS GROWTH SUB-ACCOUNT
                               TOTAL                                 INTERNAL RATE OF INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH    RETURN ON     OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
May 1, 2001.................. $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,846,795   68,795   76,795      -24.43%       2,106.63%

METROPOLITAN FRANKLIN TEMPLETON SMALL CAP GROWTH SUB-ACCOUNT
                               TOTAL                                 INTERNAL RATE OF INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH    RETURN ON     OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
May 1, 2001.................. $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,856,174   78,174   86,174      -14.60%       2,118.52%

MET INVESTORS MFS MID CAP GROWTH SUB-ACCOUNT
                               TOTAL                                 INTERNAL RATE OF INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH    RETURN ON     OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
February 12, 2001............ $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,851,003   73,003   81,003      -21.24%       2,633.11%

MET INVESTORS PIMCO TOTAL RETURN SUB-ACCOUNT
                               TOTAL                                 INTERNAL RATE OF INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH    RETURN ON     OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
February 12, 2001............ $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,871,755   93,755  101,755        1.99%       2,667.87%

MET INVESTORS PIMCO INNOVATION SUB-ACCOUNT
                               TOTAL                                  INTERNAL RATE   INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH   OF RETURN ON   OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
February 12, 2001............ $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,831,641   53,641   61,641      -42.22%       2,600.73%

MET INVESTORS STATE STREET RESEARCH CONCENTRATED INTERNATIONAL SUB-ACCOUNT/ (10)/
                               TOTAL                                  INTERNAL RATE   INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH   OF RETURN ON   OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
October 9, 2001.............. $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,874,534   96,534  104,534        5.89%       4,282.46%

MET INVESTORS MET/AIM MID CAP CORE EQUITY SUB-ACCOUNT /(10)/
                               TOTAL                                  INTERNAL RATE   INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH   OF RETURN ON   OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
October 9, 2001.............. $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,875,699   97,699  105,699        7.41%       4,285.97%

MET INVESTORS MET/AIM SMALL CAP GROWTH SUB-ACCOUNT/ (10) /
                               TOTAL                                  INTERNAL RATE   INTERNAL RATE
                              PREMIUMS    DEATH     CASH    NET CASH   OF RETURN ON   OF RETURN ON
DATE                            PAID     BENEFIT    VALUE    VALUE    NET CASH VALUE  DEATH BENEFIT
----                          --------- ---------- -------- -------- ---------------- -------------
October 9, 2001.............. $ 100,000 $1,867,772 $ 89,772 $ 97,772          --              --
December 31, 2001............   100,000  1,883,757  105,757  113,757       18.09%       4,310.29%

VIP EQUITY-INCOME SUB-ACCOUNT


                          TOTAL                                    INTERNAL RATE   INTERNAL RATE
                         PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON   OF RETURN ON
DATE                       PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE  DEATH BENEFIT
----                     -------- ---------- ---------- ---------- --------------  -------------
October 9, 1986......... $100,000 $1,867,772 $   89,772 $   97,772             --         --
December 31, 1986.......  100,000  1,867,561     89,561     97,561         -10.29%        --
December 31, 1987.......  200,000  1,938,354    160,354    168,354         -21.91     938.44%
December 31, 1988.......  300,000  2,059,167    281,167    281,167          -5.22     235.79
December 31, 1989.......  400,000  2,193,712    415,712    415,712           2.24     118.38
December 31, 1990.......  500,000  2,212,274    434,274    434,274          -6.31      72.10
December 31, 1991.......  600,000  2,432,163    654,163    654,163           3.17      52.58
December 31, 1992.......  700,000  2,627,682    849,682    849,682           5.97      40.64
December 31, 1993.......  700,000  2,767,522    989,522    989,522           5.65      32.31
December 31, 1994.......  700,000  2,821,543  1,043,543  1,043,543           3.47      25.86
December 31, 1995.......  700,000  3,180,302  1,402,302  1,402,302           6.99      23.15
December 31, 1996.......  700,000  3,358,346  1,580,346  1,580,346           6.74      20.04
December 31, 1997.......  700,000  3,784,030  2,006,030  2,006,030           8.62      18.66
December 31, 1998.......  700,000  3,996,783  2,218,783  2,218,783           8.21      16.70
December 31, 1999.......  700,000  4,115,567  2,337,567  2,337,567           7.28      14.79
December 31, 2000.......  700,000  4,259,142  2,481,142  2,481,142           6.64      13.30
December 31, 2001.......  700,000  4,142,539  2,364,539  2,364,539           4.86      11.36


VIP OVERSEAS SUB-ACCOUNT


                   TOTAL                                    INTERNAL RATE   INTERNAL RATE
                  PREMIUMS   DEATH      CASH      NET CASH   OF RETURN ON   OF RETURN ON
DATE                PAID    BENEFIT     VALUE      VALUE    NET CASH VALUE  DEATH BENEFIT
----              -------- ---------- ---------- ---------- --------------  -------------
January 28, 1987. $100,000 $1,867,772 $   89,772 $   97,772             --          --
December 31, 1987  100,000  1,860,669     82,669     90,669         -10.07%   2,272.25%
December 31, 1988  200,000  1,966,931    188,931    196,931          -1.08      321.31
December 31, 1989  300,000  2,115,804    337,804    337,804           6.30      142.85
December 31, 1990  400,000  2,190,702    412,702    412,702           1.29       84.10
December 31, 1991  500,000  2,309,046    531,046    531,046           2.07       57.68
December 31, 1992  600,000  2,319,966    541,966    541,966          -2.97       41.32
December 31, 1993  700,000  2,626,442    848,442    848,442           4.90       34.23
December 31, 1994  700,000  2,623,598    845,598    845,598           1.25       26.66
December 31, 1995  700,000  2,704,309    926,309    926,309           0.58       21.86
December 31, 1996  700,000  2,808,872  1,030,872  1,030,872           0.56       18.43
December 31, 1997  700,000  2,916,431  1,138,431  1,138,431           0.58       15.81
December 31, 1998  700,000  3,048,498  1,270,498  1,270,498           0.89       13.86
December 31, 1999  700,000  3,571,446  1,793,446  1,793,446           4.55       13.82
December 31, 2000  700,000  3,207,610  1,429,610  1,429,610           0.28       10.60
December 31, 2001  700,000  2,897,280  1,119,280  1,119,280          -3.80        7.93

VIP HIGH INCOME SUB-ACCOUNT


                                                             INTERNAL RATE
                    TOTAL                                    OF RETURN ON  INTERNAL RATE
                   PREMIUMS   DEATH      CASH      NET CASH    NET CASH    OF RETURN ON
DATE                 PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----               -------- ---------- ---------- ---------- ------------- -------------
September 19, 1985 $100,000 $1,867,772 $   89,772 $   97,772        --            --
December 31, 1985.  100,000  1,872,842     94,842    102,842     10.44%           --
December 31, 1986.  200,000  1,981,049    203,049    211,049      7.04        849.63%
December 31, 1987.  300,000  2,068,598    290,598    290,598     -2.47        225.23
December 31, 1988.  400,000  2,187,164    409,164    409,164      1.27        114.59
December 31, 1989.  500,000  2,245,410    467,410    467,410     -2.95         71.32
December 31, 1990.  600,000  2,312,708    534,708    534,708     -4.15         49.71
December 31, 1991.  700,000  2,580,427    802,427    802,427      4.14         39.49
December 31, 1992.  700,000  2,750,950    972,950    972,950      5.13         31.76
December 31, 1993.  700,000  2,933,837  1,155,837  1,155,837      5.76         26.44
December 31, 1994.  700,000  2,904,320  1,126,320  1,126,320      2.47         21.18
December 31, 1995.  700,000  3,125,415  1,347,415  1,347,415      3.78         18.63
December 31, 1996.  700,000  3,295,965  1,517,965  1,517,965      3.99         16.38
December 31, 1997.  700,000  3,546,939  1,768,939  1,768,939      4.77         14.90
December 31, 1998.  700,000  3,453,822  1,675,822  1,675,822      2.61         12.42
December 31, 1999.  700,000  3,572,414  1,794,414  1,794,414      2.42         11.10
December 31, 2000.  700,000  3,153,708  1,375,708  1,375,708     -1.98          8.20
December 31, 2001.  700,000  2,982,512  1,204,512  1,204,512     -4.35          6.43

VIP II ASSET MANAGER SUB-ACCOUNT

                                                             INTERNAL RATE
                    TOTAL                                    OF RETURN ON  INTERNAL RATE
                   PREMIUMS   DEATH      CASH      NET CASH    NET CASH    OF RETURN ON
DATE                 PAID    BENEFIT     VALUE      VALUE        VALUE     DEATH BENEFIT
----               -------- ---------- ---------- ---------- ------------- -------------
September 6, 1989. $100,000 $1,867,772 $   89,772 $   97,772        --            --
December 31, 1989.  100,000  1,868,321     90,321     98,321     -5.19%           --
December 31, 1990.  200,000  1,966,529    188,529    196,529     -2.12        783.86%
December 31, 1991.  300,000  2,098,763    320,763    320,763      5.14        220.70
December 31, 1992.  400,000  2,222,777    444,777    444,777      5.89        113.69
December 31, 1993.  500,000  2,400,713    622,713    622,713      9.54         73.82
December 31, 1994.  600,000  2,434,572    656,572    656,572      3.20         51.14
December 31, 1995.  700,000  2,629,918    851,918    851,918      5.89         39.71
December 31, 1996.  700,000  2,736,454    958,454    958,454      4.70         31.37
December 31, 1997.  700,000  2,918,854  1,140,854  1,140,854      5.42         26.15
December 31, 1998.  700,000  3,076,134  1,298,134  1,298,134      5.32         22.15
December 31, 1999.  700,000  3,206,449  1,428,449  1,428,449      4.82         18.96
December 31, 2000.  700,000  3,114,160  1,336,160  1,336,160      1.83         15.42
December 31, 2001.  700,000  3,068,182  1,290,182  1,290,182     -0.12         12.77

AMERICAN FUNDS GROWTH SUB-ACCOUNT


                   TOTAL                                  INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH      CASH    NET CASH   OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT     VALUE    VALUE    NET CASH VALUE DEATH BENEFIT
----              -------- ---------- --------- --------- -------------- -------------
February 8, 1984. $100,000 $1,867,772   $89,772   $97,772        --              --
December 31, 1984  100,000  1,867,179    89,179    97,179     -3.15%       2,550.09%
December 31, 1985  200,000  1,975,256   197,256   205,256      1.88          333.24
December 31, 1986  300,000  2,142,415   364,415   364,415     10.62          146.82
December 31, 1987  400,000  2,240,910   462,910   462,910      6.19           86.56
December 31, 1988  500,000  2,395,173   617,173   617,173      7.36           59.81
December 31, 1989  600,000  2,692,121   914,121   914,121     12.54           46.55
December 31, 1990  700,000  2,713,189   935,189   935,189      7.44           35.34
December 31, 1991  700,000  3,003,769 1,225,769 1,225,769      9.65           29.91
December 31, 1992  700,000  3,116,391 1,338,391 1,338,391      8.01           24.79
December 31, 1993  700,000  3,315,806 1,537,806 1,537,806      7.84           21.44
December 31, 1994  700,000  3,295,571 1,517,571 1,517,571      5.37           17.82
December 31, 1995  700,000  3,797,901 2,019,901 2,019,901      7.91           17.08
December 31, 1996  700,000  4,029,918 2,251,918 2,251,918      7.70           15.46
December 31, 1997  700,000  4,674,223 2,896,223 2,896,223      9.38           15.22
December 31, 1998  700,000  5,659,837 3,881,837 3,881,837     11.31           15.54
December 31, 1999  700,000  7,884,599 6,065,076 6,065,076     14.59           17.28
December 31, 2000  700,000  7,852,511 6,074,511 6,074,511     13.13           15.60
December 31, 2001  700,000  6,901,574 5,123,574 5,123,574     10.29           13.02

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT

                   TOTAL                                  INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH      CASH    NET CASH   OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT     VALUE    VALUE    NET CASH VALUE DEATH BENEFIT
----              -------- ---------- --------- --------- -------------- -------------
February 8, 1984. $100,000 $1,867,772   $89,772   $97,772        --              --
December 31, 1984  100,000  1,873,420    95,420   103,420      3.84%       2,560.01%
December 31, 1985  200,000  2,016,549   238,549   246,549     15.98          338.53
December 31, 1986  300,000  2,169,474   391,474   391,474     14.71          148.10
December 31, 1987  400,000  2,240,767   462,767   462,767      6.18           86.56
December 31, 1988  500,000  2,390,214   612,214   612,214      7.08           59.73
December 31, 1989  600,000  2,648,314   870,314   870,314     11.06           46.01
December 31, 1990  700,000  2,689,656   911,656   911,656      6.79           35.11
December 31, 1991  700,000  2,889,549 1,111,549 1,111,549      7.44           29.02
December 31, 1992  700,000  2,959,734 1,181,734 1,181,734      5.52           23.77
December 31, 1993  700,000  3,088,282 1,310,282 1,310,282      4.95           20.19
December 31, 1994  700,000  3,099,859 1,321,859 1,321,859      3.09           16.85
December 31, 1995  700,000  3,525,427 1,747,427 1,747,427      5.75           16.01
December 31, 1996  700,000  3,812,706 2,034,706 2,034,706      6.31           14.73
December 31, 1997  700,000  4,308,502 2,530,502 2,530,502      7.69           14.24
December 31, 1998  700,000  4,738,751 2,960,751 2,960,751      8.21           13.56
December 31, 1999  700,000  5,047,011 3,269,011 3,269,011      8.07           12.68
December 31, 2000  700,000  5,233,254 3,455,254 3,455,254      7.54           11.68
December 31, 2001  700,000  5,348,254 3,570,254 3,570,254      6.89           10.69

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT

                   TOTAL                                INTERNAL RATE  INTERNAL RATE
                  PREMIUMS   DEATH     CASH    NET CASH  OF RETURN ON  OF RETURN ON
DATE                PAID    BENEFIT    VALUE    VALUE   NET CASH VALUE DEATH BENEFIT
----              -------- ---------- -------- -------- -------------- -------------
April 30, 1998... $100,000 $1,867,772 $ 89,772 $ 97,772        --              --
December 31, 1998  100,000  1,868,006   90,006   98,006     -2.96%       7,736.00%
December 31, 1999  200,000  2,094,459  316,459  324,459     48.65          459.42
December 31, 2000  300,000  2,101,892  323,892  323,892      4.65          167.81
December 31, 2001  400,000  2,140,675  362,675  362,675     -4.47           92.64


--------

(1)The Zenith Equity Series' sub-adviser was Capital Growth Management Limited Partnership until May 1, 2002 when it became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. Rates of return for the period through December 31, 1987, reflect the Zenith Equity Series' former advisory fee of .50% of average daily net assets. Rates of return for the period thereafter reflect the advisory fee schedule in effect as of December 31, 2001.




(2)The State Street Research Bond Income and State Street Research Money Market Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when State Street Research and Management Company became the sub-adviser.


(3)The MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser.


(4)The FI Structured Equity Series' sub-adviser was Westpeak Investment Advisers, L.P. until May 1, 2002 when Fidelity Management & Research Company became the sub-adviser.


(5)The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.




(6)The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser.


(7)On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.


(8)On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


(9)The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1984 are based on month-end net asset values, as daily net asset value information is not available.


(10)Performance figures for the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio and the State Street Research Concentrated International Portfolio for dates before January 2, 2002 reflect the performance of the Class B shares of these Portfolios, as restated to exclude 12b-1 fees.

                                  APPENDIX C

                            LONG TERM MARKET TRENDS

   The information below compares the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect charges.

   The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.


   Over the 57 20-year time periods beginning in 1926 and ending in 2001 (i.e., 1926-1945, 1927-1946, and so on through 1982-2001):



   --The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 54 of the 57 periods.



   --The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 57 periods.



   --Common stock average annual returns exceeded the average annual rate of inflation in each of the 57 periods.



   Over the 47 30-year periods beginning in 1926 and ending in 2001, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 47 periods.



   From 1926 through 2001 the average annual return for common stocks was 10.7%, compared to 5.8% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

--------

* Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger
  G. Ibbotson and Rex Sinquefield.]


                               -----------------

    SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR SPECIFIC HOLDING PERIODS


   The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 2001.


   The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                               -----------------

            PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                    GREATER
                                                                     THAN
    HOLDING  NEGATIVE 0-5.00% 5.01-10.00% 10.01-15.00% 15.01-20.00% 20.00%
    PERIOD    RETURN  RETURN    RETURN       RETURN       RETURN    RETURN
    -------  -------- ------- ----------- ------------ ------------ -------
     1 year    25%       4%       11%          7%          13%        40%
     5 years   10%      14%       15%         30%          18%        13%
    10 years    3%       9%       33%         24%          29%         2%
    20 years    0%       7%       31%         53%           9%         0%

--------

Used with permission. (C)2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                  APPENDIX D

                                TAX INFORMATION

   The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                               -----------------

                                   TABLE 1.1

          COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                        OTHER RETIREMENT SAVINGS PLANS


                                                              CASH-VALUE
                                                                 LIFE    NON-QUALIFIED           QUALIFIED
                                                              INSURANCE    ANNUITIES   IRA'S      PENSION
                                                              ---------- ------------- ------    ---------
Annual Contribution Limits                                        No            No        Yes        Yes
Income Eligibility Limits                                         No            No       Yes**       No
Borrowing Treated as Distributions                                No*          Yes     Loans not    Yes,
                                                                                        allowed    beyond
                                                                                                   $50,000
Income Ordering Rules (Income included in First Distribution)     No*          Yes        Yes        Yes
Early Withdrawal Penalties                                        No*         Yes***    Yes***     Yes***
Minimum Distribution Rules by Age 70 1/2                          No            No        Yes        Yes
Anti-discrimination Rules                                         No            No        No         Yes

--------
Department of the Treasury                                   March 1990
  Office of Tax Analysis
  *If the Policy is not a modified endowment contract.
 **If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible. ***There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                  APPENDIX E

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

   In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefit".)

   For the cash value accumulation test, sample net single premiums for selected ages of male and female insureds are listed below.

                                                         NET SINGLE PREMIUM
                                                         ------------------
   AGE                                                    MALE     FEMALE
   ---                                                   ------    ------
   30.................................................   0.2130    0.1818
   40.................................................   0.2961    0.2532
   50.................................................   0.4037    0.3458
   60.................................................   0.5328    0.4627
   70.................................................   0.6710    0.6060
   80.................................................   0.7949    0.7571
   90.................................................   0.8853    0.8760
   100................................................   1.0000    1.0000

   Listed below are Enhanced Net Single Premium Factors used for the Enhanced Net Single Premium Corridor.

                           ENHANCED                      ENHANCED
                          NET SINGLE                    NET SINGLE
               AGE      PREMIUM FACTOR      AGE       PREMIUM FACTOR
               ---      -------------- -------------- --------------
           0 through 75      1.00            83            0.93
                76           0.98            84            0.94
                77           0.96            85            0.95
                78           0.94            86            0.96
                79           0.92            87            0.97
                80           0.90            88            0.98
                81           0.91            89            0.99
                82           0.92      90 through 100      1.00

   If you choose the Enhanced Net Single Premium Corridor, the net single premium is multiplied by the applicable enhanced net single premium factor listed above. The cash value is divided by that result.

   For the guideline premium test, Table I and Table II show the percentage of the Policy's cash value that is used to determine the death benefit.

                            TABLE I -- IRS CORRIDOR

                                              AGE OF
              AGE OF                        INSURED AT
        INSURED AT START OF PERCENTAGE OF    START OF     PERCENTAGE OF
          THE POLICY YEAR    CASH VALUE*  THE POLICY YEAR  CASH VALUE*
        ------------------- ------------- --------------- -------------
           0 through 40          250            61             128
                41               243            62             126
                42               236            63             124
                43               229            64             122
                44               222            65             120
                45               215            66             119
                46               209            67             118
                47               203            68             117
                48               197            69             116
                49               191            70             115
                50               185            71             113
                51               178            72             111
                52               171            73             109
                53               164            74             107
                54               157       75 through 90       105
                55               150            91             104
                56               146            92             103
                57               142            93             102
                58               138       94 through 99       101
                59               134           100+            100
                60               130

--------

* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales or cost of insurance charges that would be refunded if the Policy were surrendered.

                         TABLE II -- ENHANCED CORRIDOR

      AGE OF                            AGE OF                            AGE OF
INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF INSURED AT START OF PERCENTAGE OF
  THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*    THE POLICY YEAR    CASH VALUE*
------------------- ------------- ------------------- ------------- ------------------- -------------
   0 through 40          250              61               128              81               115
        41               243              62               126              82               114
        42               236              63               124              83               113
        43               229              64               122              84               112
        44               222              65               120              85               111
        45               215              66               119              86               109
        46               209              67               118              87               108
        47               203              68               117              88               107
        48               197              69               116              89               106
        49               191              70               115              90               105
        50               185              71               113              91               104
        51               178              72               111              92               103
        52               171              73               109              93               102
        53               164              74               107         94 through 99         101
        54               157              75               105             100+              100
        55               150              76               107
        56               146              77               109
        57               142              78               112
        58               138              79               114
        59               134              80               117
        60               130

--------

* including the pro rata portion of any Monthly Deduction made for a period beyond the date of death, plus any sales or cost of insurance charges that would be refunded if the Policy were surrendered.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, State Street Research Bond Income Sub-Account, State Street Research Money Market Sub-Account, Westpeak Stock Index Sub-Account, MFS Total Return Sub-Account, Harris Oakmark Mid Cap Value Sub-Account, Westpeak Growth and Income Sub-Account, Loomis Sayles Small Cap Sub-Account, Salomon Brothers U.S. Government Sub-Account, Balanced Sub-Account, Alger Equity Growth Sub-Account, Davis Venture Value Sub-Account, Salomon Brothers Bond Opportunities Sub-Account, MFS Investors Trust Sub-Account, MFS Research Managers Sub-Account, Janus Mid Cap Sub-Account, Putnam Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, Putnam International Stock Sub-Account, MetLife Stock Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, State Street Research Aurora Small Cap Value Sub-Account, Janus Growth Sub-Account, VIP Equity-Income Sub-Account, VIP Overseas Sub-Account, VIP High Income Sub-Account, VIP II Asset Manager Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2001, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 22, 2002

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------

                                         CAPITAL          BOND          MONEY          TOTAL        MID CAP
                                          GROWTH         INCOME         MARKET        RETURN         VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $874,531,822   $114,180,090   $ 99,500,958   $69,489,979   $101,586,264


                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $85,380,506   $142,269,823

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers U.S
 Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000(R)
 Index Portfolio....     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------
                                         CAPITAL          BOND          MONEY                       MID CAP
                                          GROWTH         INCOME         MARKET        MANAGED        VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       482,509        281,027        379,226        39,065        202,271
 Dividends receivable................            --             --        155,204            --             --
                                       ------------   ------------   ------------   -----------   ------------
   Total Assets......................   875,014,331    114,461,117    100,035,388    69,529,044    101,788,535

LIABILITIES
 Due to New England Life Insurance
  Company............................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
   Total Liabilities.................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $808,335,611   $102,337,099   $ 87,640,575   $62,591,003   $ 90,808,798
                                       ============   ============   ============   ===========   ============

                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       53,575        111,127
 Dividends receivable................           --             --
                                       -----------   ------------
   Total Assets......................   85,434,081    142,380,950

LIABILITIES
 Due to New England Life Insurance
  Company............................    9,948,705     16,521,788
                                       -----------   ------------
   Total Liabilities.................    9,948,705     16,521,788
                                       -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $75,485,376   $125,859,162
                                       ===========   ============

                       See Notes to Financial Statements


                                         NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
    -------------------------------------------------------------------------------------------------   ------------------------
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   -----------   ----------
     $838,581    $17,909,444   $272,683,651   $270,803,178    $1,198,841     $4,720,184   $12,826,711   $29,287,581   $7,143,704

       13,714         30,995        230,767        251,499         7,500          1,857         8,393        27,925       14,559
           --             --             --             --            --             --            --            --           --
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
      852,295     17,940,439    272,914,418    271,054,677     1,206,341      4,722,041    12,835,104    29,315,506    7,158,263
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $25,527,238   $6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ===========   ==========


    METROPOLITAN SERIES FUND
     --------------------------
      RUSSELL     INTERNATIONAL
     2000 INDEX       STOCK
        SUB-          SUB-
      ACCOUNT        ACCOUNT
     ----------   -------------
     $5,951,708    $22,833,885

         34,615         85,257
             --             --
     ----------    -----------
      5,986,323     22,919,142
        766,762        701,642
     ----------    -----------
        766,762        701,642
     ----------    -----------
     $5,219,561    $22,217,500
     ==========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                METROPOLITAN SERIES FUND
                                       ---------------------------------------------------------------------------
                                         AURORA                                               MID CAP
                                        SMALL CAP       STOCK        AGGREGATE      EAFE       STOCK       JANUS
                                          VALUE         INDEX          BOND        INDEX       INDEX       GROWTH
                                          SUB-           SUB-          INDEX        SUB-        SUB-        SUB-
                                         ACCOUNT       ACCOUNT      SUB-ACCOUNT   ACCOUNT     ACCOUNT     ACCOUNT
                                       -----------   ------------   -----------   --------   ----------   --------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $16,873,571   $202,034,330   $4,435,911    $514,317   $1,111,396   $880,600

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers
 U.S. Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000 Index
 Portfolio..........     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................      106,190        282,841       52,871        112        4,536      7,385
 Dividends receivable................           --             --           --         --           --         --
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Assets......................   16,979,761    202,317,171    4,488,782    514,429    1,115,932    887,985

LIABILITIES
 Due to New England Life Insurance
  Company............................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Liabilities.................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $15,170,042   $178,259,419   $4,092,309   $437,268   $  960,133   $789,087
                                       ===========   ============   ==========   ========   ==========   ========

                       See Notes to Financial Statements

                                                                                                  VARIABLE
                                                                                                 INSURANCE
                                                             VARIABLE INSURANCE                   PRODUCTS
       AMERICAN FUNDS INSURANCE SERIES                          PRODUCTS FUND                     FUND II
----------------------------------------------   -------------------------------------------   --------------
                                    GLOBAL       ------------------------------------------------------------   --------------
                    GROWTH-         SMALL          EQUITY-                         HIGH            ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS        INCOME          MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-           SUB-             SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT         ACCOUNT           TOTAL
    -----------   -----------   --------------   ------------   ------------   -------------   --------------   --------------
    $21,101,194   $15,029,874     $2,308,057      169,937,860    106,565,449    $15,589,779     $16,996,984     $2,706,516,232



        111,571        74,367        5,739         (270,579)        94,324          5,745           3,436          2,734,419
             --            --           --               --             --             --              --            155,204
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
     21,212,765    15,104,241    2,313,796      169,667,281    106,659,773     15,595,524      17,000,420      2,709,405,855
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
    $18,835,977   $13,218,060   $2,069,538   $  152,307,613   $ 99,975,220    $13,310,484     $14,829,339     $2,437,650,305
    ===========   ===========   ==========   ==============   ============    ===========     ===========     ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     -----------------------------------------------------------------------------------

                                        CAPITAL         BOND        MONEY         STOCK          TOTAL         MIDCAP
                                        GROWTH         INCOME       MARKET        INDEX          RETURN         VALUE
                                         SUB-           SUB-         SUB-          SUB-           SUB-          SUB-
                                        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                     -------------   ----------   ----------   ------------   ------------   -----------
INCOME
 Dividends.........................  $  14,861,966   $7,824,384   $3,437,775   $  7,336,294   $ 13,736,454   $   378,221

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................      5,409,982      639,637      495,268        528,534        436,823       481,741
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net investment income (loss)......      9,451,984    7,184,747    2,942,507      6,807,760     13,299,631      (103,520)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     81,288,400    1,588,195           --     44,833,445      5,621,175     3,374,127
  End of period....................   (113,782,828)   1,880,119           --             --    (10,785,665)   20,021,825
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net change in unrealized
  appreciation (depreciation)......   (195,071,228)     291,924           --    (44,833,445)   (16,406,840)   16,647,698
 Net realized gain (loss) on
  investments......................     (2,138,650)      (7,181)          --     27,004,313        (18,326)       26,315
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net realized and unrealized gain
  (loss) on investments............   (197,209,878)     284,743           --    (17,829,132)   (16,425,166)   16,674,013
                                     -------------   ----------   ----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(187,757,894)  $7,469,490   $2,942,507   $(11,021,372)  $ (3,125,535)  $16,570,493
                                     =============   ==========   ==========   ============   ============   ===========


                                             NEW ENGLAND ZENITH FUND
                                     ----------------------------------------
                                        GROWTH
                                         AND           SMALL          U.S.
                                        INCOME          CAP        GOVERNMENT
                                         SUB-           SUB-          SUB-
                                       ACCOUNT        ACCOUNT       ACCOUNT
                                     ------------   ------------   ----------
INCOME
 Dividends.........................  $    814,774   $ 10,644,439    $50,491

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................       591,043        900,016      7,530
                                     ------------   ------------    -------
 Net investment income (loss)......       223,731      9,744,423     42,961

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     1,010,940     30,103,161     19,698
  End of period....................   (13,488,840)     6,326,103     23,858
                                     ------------   ------------    -------
 Net change in unrealized
  appreciation (depreciation)......   (14,499,780)   (23,777,058)     4,160
 Net realized gain (loss) on
  investments......................      (100,512)        (5,616)        86
                                     ------------   ------------    -------
 Net realized and unrealized gain
  (loss) on investments............   (14,600,292)   (23,782,674)     4,246
                                     ------------   ------------    -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(14,376,561)  $(14,038,251)   $47,207
                                     ============   ============    =======

                       See Notes to Financial Statements

                                                                                           METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------   --------------------------

                     EQUITY                         BOND                     RESEARCH                     LARGE CAP
     BALANCED        GROWTH        VENTURE      OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP        GROWTH
       SUB-           SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
    -----------   ------------   ------------   -------------   ---------   -----------   ------------   -----------
       $712,069   $ 17,711,821   $ 25,909,682     $  93,555     $  17,364   $   129,228   $         --   $        --
        120,816      1,827,854      1,680,747        10,518        24,863        81,648        161,569        36,744
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
        591,253     15,883,967     24,228,935        83,037        (7,499)       47,580       (161,569)      (36,744)
     (1,826,493)      (556,076)    56,304,584       (88,187)          (63)   (1,124,252)   (11,653,506)   (1,227,677)
     (3,290,308)   (51,972,912)       526,357      (106,595)     (702,733)   (4,696,987)   (22,954,319)   (3,235,963)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,463,815)   (51,416,836)   (55,778,227)      (18,408)     (702,670)   (3,572,735)   (11,300,813)   (2,008,286)
        (21,371)    (3,900,025)       (20,358)          340       (11,947)     (277,116)      (417,064)     (249,945)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)     (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
    $  (893,933)  $(39,432,894)  $(31,569,650)    $  64,969     $(722,116)  $(3,802,271)  $(11,879,446)  $(2,294,975)
    ===========   ============   ============     =========     =========   ===========   ============   ===========

     METROPOLITAN SERIES FUND
---  -------------------------
      RUSSELL
       2000      INTERNATIONAL
       INDEX         STOCK
       SUB-          SUB-
      ACCOUNT       ACCOUNT
     ---------   -------------
     $  10,030    $   766,200
        22,945        138,598
     ---------    -----------
       (12,915)       627,602
      (642,986)       585,388
      (305,601)    (4,428,172)
     ---------    -----------
       337,385     (5,013,560)
       (22,652)      (115,753)
     ---------    -----------
       314,733     (5,129,313)
     ---------    -----------
     $ 301,818    $(4,501,711)
     =========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                              METROPOLITAN SERIES FUND
                                                    -----------------------------------------------------------------------------
                                                     AURORA                      AGGREGATE
                                                    SMALL CAP       STOCK          BOND         EAFE        MID CAP
                                                      VALUE         INDEX          INDEX       INDEX      STOCK INDEX     GROWTH
                                                      SUB-           SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT*      ACCOUNT**      ACCOUNT*     ACCOUNT*     ACCOUNT*      ACCOUNT*
                                                    ---------    ------------    ---------    --------    -----------    --------
INCOME
 Dividends........................................  $     --     $         --     $    --     $    --       $    --      $     --

EXPENSE
 Mortality and expense risk charge (Note 3).......    33,101          767,826       6,116         591         1,777         1,591
                                                    --------     ------------     -------     -------       -------      --------
 Net investment income (loss).....................   (33,101)        (767,826)     (6,116)       (591)       (1,777)       (1,591)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
  investments:
  Beginning of period.............................        --               --          --          --            --            --
  End of period...................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
                                                    --------     ------------     -------     -------       -------      --------
 Net change in unrealized appreciation
  (depreciation)..................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
 Net realized gain (loss) on investments..........    (9,118)        (251,887)        822          16            26          (798)
                                                    --------     ------------     -------     -------       -------      --------
 Net realized and unrealized gain (loss) on
  investments.....................................   608,567      (14,927,811)     45,604      (4,166)       44,528       (40,483)
                                                    --------     ------------     -------     -------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $575,466     $(15,695,637)    $39,488     $(4,757)      $42,751      $(42,074)
                                                    ========     ============     =======     =======       =======      ========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                            VARIABLE
                                                                                            INSURANCE
                                                          VARIABLE INSURANCE                PRODUCTS
        AMERICAN FUNDS INSURANCE SERIES                      PRODUCTS FUND                   FUND II
    ----------------------------------------   -----------------------------------------   -----------   -------------
                                  GLOBAL
                   GROWTH-        SMALL          EQUITY-                        HIGH          ASSET
      GROWTH       INCOME     CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-         SUB-           SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*     ACCOUNT*       ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   ---------   --------------   ------------   ------------   -----------   -----------   -------------
    $   703,326   $ 247,020    $    19,030     $ 11,204,132   $ 24,381,084   $ 1,758,933   $   849,491   $ 143,597,763
         33,863      27,140          3,946        1,103,777        762,426        95,020       104,280      16,538,330
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
        669,463     219,880         15,084       10,100,355     23,618,658     1,663,913       745,211     127,059,433
             --          --             --       42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
       (243,374)    158,373        130,865       22,318,813    (37,794,980)   (8,913,158)   (1,740,917)   (241,069,861)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (243,374)    158,373        130,865      (20,180,653)   (34,163,623)   (2,905,218)   (1,423,225)   (481,222,211)
         (5,360)     (4,325)        (4,543)          (2,881)   (23,051,827)     (408,150)      (35,169)     (4,048,656)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (248,734)    154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)   (485,270,867)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       $420,729   $ 373,928    $   141,406     $(10,083,179)  $(33,596,792)  $(1,649,455)  $  (713,183)  $(358,211,434)
    ===========   =========    ===========     ============   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                         NEW ENGLAND ZENITH FUND
                                 ------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                   CAPITAL         BOND         MONEY         STOCK                       MID CAP         AND
                                    GROWTH        INCOME        MARKET        INDEX         MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
INCOME
 Dividends.....................  $  6,825,924   $        --   $4,511,876   $    149,711   $ 1,581,304   $        --   $ 2,499,909

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............     6,877,345       511,944      500,145      1,351,047       448,504       259,625       659,437
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net investment income
  (loss).......................       (51,421)     (511,944)   4,011,731     (1,201,336)    1,132,800      (259,625)    1,840,472

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   144,771,302    (4,499,584)          --     63,685,270     9,600,369    (4,330,144)    8,566,144
  End of period................    81,288,400     1,588,195           --     44,833,445     5,621,175     3,374,127     1,010,940
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (63,482,902)    6,087,779           --    (18,851,825)   (3,979,194)    7,704,271    (7,555,204)
 Net realized gain (loss) on
  investments..................        65,557       (36,738)          --       (203,449)      (42,829)      (23,066)      (18,902)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net realized and unrealized
  gain (loss) on investments...   (63,417,345)    6,051,041           --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(63,468,766)  $ 5,539,097   $4,011,731   $(20,256,610)  $(2,889,223)  $ 7,421,580   $(5,733,634)
                                 ============   ===========   ==========   ============   ===========   ===========   ===========


                                                NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------

                                    SMALL         U.S.                       EQUITY
                                     CAP       GOVERNMENT    BALANCED        GROWTH
                                    SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ----------   -----------   ------------
INCOME
 Dividends.....................  $ 1,181,882    $     --    $     5,904   $  3,306,492

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      902,187       7,636        117,597      1,981,053
                                 -----------    --------    -----------   ------------
 Net investment income
  (loss).......................      279,695      (7,636)      (111,693)     1,325,439

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   27,466,967     (56,822)    (1,387,395)    52,277,058
  End of period................   30,103,161      19,698     (1,826,493)      (556,076)
                                 -----------    --------    -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............    2,636,194      76,520       (439,098)   (52,833,134)
 Net realized gain (loss) on
  investments..................      145,497         148         79,174        416,391
                                 -----------    --------    -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...    2,781,691      76,668       (359,924)   (52,416,743)
                                 -----------    --------    -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 3,061,386    $ 69,032    $  (471,617)  $(51,091,304)
                                 ===========    ========    ===========   ============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                                           METROPOLITAN SERIES FUND
    ---------------------------------------------------------------------   -------------------------------------------------------
    INTERNATIONAL                                                                                         RUSSELL
       MAGNUM                         BOND                     RESEARCH                     LARGE CAP      2000+     INTERNATIONAL+
      EQUITY++        VENTURE     OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP+       GROWTH+       INDEX         STOCK
        SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-           SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    -------------   -----------   -------------   ---------   -----------   ------------   -----------   ---------   --------------
     $   374,965    $        --     $      --     $    966    $     2,453   $  1,356,774   $        --   $ 306,539      $    679
         128,687      1,440,887        10,241       13,612         41,150         62,269        10,822       5,829        17,583
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
         246,278     (1,440,887)      (10,241)     (12,646)       (38,697)     1,294,505       (10,822)    300,710       (16,904)
       3,645,897     38,403,888      (154,569)      20,670        138,291             --            --          --            --
         (48,155)    56,304,584       (88,187)         (63)    (1,124,252)   (11,653,506)   (1,227,677)   (642,986)      633,543
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,694,052)    17,900,696        66,382      (20,733)    (1,262,543)   (11,653,506)   (1,227,677)   (642,986)      633,543
         (10,214)      (178,858)        5,936       (1,002)        60,137        764,362         4,567      22,026         6,780
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,683,838)    17,721,838        72,318      (21,735)    (1,202,406)   (10,889,144)   (1,223,110)   (620,960)      640,323
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
     $(3,437,560)   $16,280,951     $  62,077     $(34,381)   $(1,241,103)  $ (9,594,639)  $(1,233,932)  $(320,250)     $623,419
     ===========    ===========     =========     ========    ===========   ============   ===========   =========      ========

                                                 VARIABLE
                                                 INSURANCE
                                                 PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND         FUND II
     ----------------------------------------   -----------   -------------

       EQUITY-                       HIGH          ASSET
       INCOME        OVERSEAS       INCOME        MANAGER
        SUB-           SUB-          SUB-          SUB-
       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     -----------   ------------   -----------   -----------   -------------
     $13,394,545   $ 16,105,748   $ 1,006,372   $ 1,452,323   $  54,064,366
       1,054,512      1,056,320       103,143        95,403      17,656,978
     -----------   ------------   -----------   -----------   -------------
      12,340,033     15,049,428       903,229     1,356,920      36,407,388
      42,410,113     51,864,228      (919,900)    1,757,628     433,259,411
      42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
     -----------   ------------   -----------   -----------   -------------
          89,353    (55,495,585)   (5,088,040)   (2,075,320)   (193,107,061)
        (452,602)        27,078       261,479        16,825         928,725
     -----------   ------------   -----------   -----------   -------------
        (363,249)   (55,468,507)   (4,826,561)   (2,058,495)   (192,178,336)
     -----------   ------------   -----------   -----------   -------------
     $11,976,784   $(40,419,079)  $(3,923,332)  $  (701,575)  $(155,770,948)
     ===========   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MID CAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
---  --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     ----------------------------------------------------------------------

                                        CAPITAL              BOND              MONEY              STOCK
                                         GROWTH             INCOME            MARKET              INDEX
                                          SUB-               SUB-              SUB-               SUB-
                                        ACCOUNT            ACCOUNT            ACCOUNT            ACCOUNT
                                     --------------      ------------      -------------      -------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $    9,451,984      $  7,184,747      $   2,942,507      $   6,807,760
 Net realized and unrealized gain
  (loss) on investments............    (197,209,878)          284,743                 --        (17,829,132)
                                     --------------      ------------      -------------      -------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (187,757,894)        7,469,490          2,942,507        (11,021,372)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................     120,702,047        16,079,114        183,577,288         13,318,097
 Net transfers (to) from other
  sub-accounts.....................     (43,536,243)       21,636,526       (144,125,333)         3,725,284
 Net transfers (to) from New
  England Life Insurance Company...    (104,356,611)      (17,084,744)       (28,415,100)      (183,028,543)
                                     --------------      ------------      -------------      -------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     (27,190,807)       20,630,896         11,036,855       (165,985,162)
                                     --------------      ------------      -------------      -------------
 Net increase (decrease) in net
  assets...........................    (214,948,701)       28,100,386         13,979,362       (177,006,534)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................   1,023,284,312        74,236,713         73,661,213        177,006,534
                                     --------------      ------------      -------------      -------------
NET ASSETS, AT END OF THE PERIOD...  $  808,335,611      $102,337,099      $  87,640,575      $          --
                                     ==============      ============      =============      =============


                                                                                NEW ENGLAND ZENITH FUND
                                     ------------------------------------------------------------------
                                                                            GROWTH
                                        TOTAL            MID CAP             AND              SMALL
                                        RETURN            VALUE             INCOME             CAP
                                         SUB-              SUB-              SUB-              SUB-
                                       ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT
                                     ------------      ------------      ------------      ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $ 13,299,631      $   (103,520)     $    223,731      $  9,744,423
 Net realized and unrealized gain
  (loss) on investments............   (16,425,166)       16,674,013       (14,600,292)      (23,782,674)
                                     ------------      ------------      ------------      ------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (3,125,535)       16,570,493       (14,376,561)      (14,038,251)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................    10,244,678        12,235,298        17,243,170        27,576,083
 Net transfers (to) from other
  sub-accounts.....................     3,235,428        34,392,616        (3,228,191)         (897,800)
 Net transfers (to) from New
  England Life Insurance Company...    (8,911,220)      (15,070,924)      (19,283,427)      (19,407,100)
                                     ------------      ------------      ------------      ------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     4,568,886        31,556,990        (5,268,448)        7,271,183
                                     ------------      ------------      ------------      ------------
 Net increase (decrease) in net
  assets...........................     1,443,351        48,127,483       (19,645,009)       (6,767,068)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................    61,147,652        42,681,315        95,130,385       132,626,230
                                     ------------      ------------      ------------      ------------
NET ASSETS, AT END OF THE PERIOD...  $ 62,591,003      $ 90,808,798      $ 75,485,376      $125,859,162
                                     ============      ============      ============      ============

                       See Notes to Financial Statements


                                                                                                         METROPOLITAN SERIES FUND
-----------------------------------------------------------------------------------------------------   --------------------------
                                                                                                                          LARGE
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                        CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP        GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-           SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   ------------   -----------
      $42,961    $   591,253   $ 15,883,967   $ 24,228,935    $   83,037     $   (7,499)  $    47,580   $   (161,569)  $   (36,744)
        4,246     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)      (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       47,207       (893,933)   (39,432,894)   (31,569,650)       64,969       (722,116)   (3,802,271)   (11,879,446)   (2,294,975)
                   3,491,442     64,300,826     54,072,478            --      1,104,466     3,666,773     10,576,777     2,041,506
       28,413        919,446      2,175,648     29,927,924       102,007      1,339,007     1,144,285      9,477,069     2,813,031
       (4,106)    (2,958,148)   (59,744,572)   (30,627,232)      (33,833)      (643,381)   (1,306,512)    (6,501,181)     (818,657)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       24,307      1,452,740      6,731,902     53,373,170        68,174      1,800,092     3,504,546     13,552,665     4,035,880
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       71,514        558,807    (32,700,992)    21,803,520       133,143      1,077,976      (297,725)     1,673,219     1,740,905
      753,927     15,019,446    272,882,939    216,183,147     1,035,189      3,009,703    11,606,566     23,854,019     4,495,828
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $ 25,527,238   $ 6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ============   ===========


      METROPOLITAN SERIES FUND
---  ---------------------------

       RUSSELL     INTERNATIONAL
     2000 INDEX        STOCK
        SUB-           SUB-
       ACCOUNT        ACCOUNT
     -----------   -------------
     $   (12,915)   $   627,602
         314,733     (5,129,313)
     -----------    -----------
         301,818     (4,501,711)
       1,367,109      5,579,942
       2,704,989      5,403,726
      (1,317,567)    (3,651,972)
     -----------    -----------
       2,754,531      7,331,696
     -----------    -----------
       3,056,349      2,829,985
       2,163,212     19,387,515
     -----------    -----------
     $ 5,219,561    $22,217,500
     ===========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                          METROPOLITAN SERIES FUND
                                 --------------------------------------------------------------------------
                                   AURORA         STOCK       AGGREGATE
                                  SMALL CAP       INDEX          BOND        EAFE      MID CAP
                                    VALUE         GROWTH        INDEX       INDEX       STOCK      GROWTH
                                    SUB-           SUB-          SUB-        SUB-       SUB-        SUB-
                                  ACCOUNT*       ACCOUNT*      ACCOUNT*    ACCOUNT*   ACCOUNT*    ACCOUNT*
                                 -----------   ------------   ----------   --------   ---------   ---------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (33,101)  $   (767,826)  $   (6,116)  $   (591)  $  (1,777)  $  (1,591)
 Net realized and unrealized
   gain (loss) on
   investments.................      608,567    (14,927,811)      45,604     (4,166)     44,528     (40,483)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      575,466    (15,695,637)      39,488     (4,757)     42,751     (42,074)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    1,478,099     26,483,557      384,578     68,580     158,146      64,937
 Net transfers (to) from other
   sub-accounts................   15,717,971     11,516,630    4,188,650    333,025     944,550     940,157
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (2,601,494)   155,954,869     (520,407)    40,420    (185,314)   (173,933)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase in net assets
    resulting from policy
    related transactions.......   14,594,576    193,955,056    4,052,821    442,025     917,382     831,161
                                 -----------   ------------   ----------   --------   ---------   ---------
 Net increase (decrease) in net
   assets......................   15,170,042    178,259,419    4,092,309    437,268     960,133     789,087
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................           --             --           --         --          --          --
                                 -----------   ------------   ----------   --------   ---------   ---------
NET ASSETS, AT END OF THE
 PERIOD........................  $15,170,042   $178,259,419   $4,092,309   $437,268   $ 960,133   $ 789,087
                                 ===========   ============   ==========   ========   =========   =========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                              VARIABLE
                                                                                              INSURANCE
                                                            VARIABLE INSURANCE                PRODUCTS
         AMERICAN FUNDS INSURANCE SERIES                       PRODUCTS FUND                   FUND II
    ------------------------------------------   -----------------------------------------   -----------   --------------
                    GROWTH-      GLOBAL SMALL      EQUITY-                        HIGH          ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*      ACCOUNT*        ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   -----------   --------------   ------------   ------------   -----------   -----------   --------------
    $   669,463   $   219,880     $   15,084     $ 10,100,355   $ 23,618,658   $ 1,663,913   $   745,211   $  127,059,433
       (248,734)      154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)    (485,270,867)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
        420,729       373,928        141,406      (10,083,179)   (33,596,792)   (1,649,455)     (713,183)    (358,211,434)
      1,979,441     1,528,344        199,909       23,566,426     22,864,761     3,376,955     3,516,423      632,847,250
     19,367,339    13,853,685      2,120,530        1,729,692     (2,729,062)    3,183,382     1,595,619               --
     (2,931,532)   (2,537,897)      (392,307)     (19,935,729)   (69,812,641)   (3,232,956)   (2,789,787)    (452,283,538)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,415,248    12,844,132      1,928,132        5,360,389    (49,676,942)    3,327,381     2,322,255      180,563,712
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,835,977    13,218,060      2,069,538       (4,722,790)   (83,273,734)    1,677,926     1,609,072     (177,647,722)
             --            --             --      157,030,403    183,248,954    11,632,558    13,220,267    2,615,298,027
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
    $18,835,977   $13,218,060     $2,069,538     $152,307,613   $ 99,975,220   $13,310,484   $14,829,339   $2,437,650,305
    ===========   ===========     ==========     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------------------------
                                                                                                                       GROWTH
                             CAPITAL           BOND           MONEY          STOCK                       MID CAP         AND
                              GROWTH          INCOME         MARKET          INDEX         MANAGED        VALUE        INCOME
                               SUB-            SUB-           SUB-            SUB-          SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $      (51,421)  $   (511,944)  $   4,011,731   $ (1,201,336)  $ 1,132,800   $  (259,625)  $ 1,840,472
 Net realized and
  unrealized gain (loss)
  on investments........     (63,417,345)     6,051,041              --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (63,468,766)     5,539,097       4,011,731    (20,256,610)   (2,889,223)    7,421,580    (5,733,634)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     134,719,373     12,375,855     236,841,520     39,147,722    10,169,186     6,884,739    17,754,814
 Net transfers (to) from
  other sub-accounts....     (53,936,979)    (1,050,289)   (209,452,023)    21,601,786    (1,102,701)       19,759        71,181
 Net transfers (to) from
  New England Life
  Insurance Company.....    (140,732,696)   (10,668,357)    (94,509,898)   (28,008,433)   (9,199,841)   (5,138,115)   (2,072,288)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........     (59,950,302)       657,209     (67,120,401)    32,741,075      (133,356)    1,766,383    15,753,707
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (123,419,068)     6,196,306     (63,108,670)    12,484,465    (3,022,579)    9,187,963    10,020,073
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380     68,040,407     136,769,883    164,522,069    64,170,231    33,493,352    85,110,312
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,023,284,312   $ 74,236,713   $  73,661,213   $177,006,534   $61,147,652   $42,681,315   $95,130,385
                          ==============   ============   =============   ============   ===========   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH        EQUITY++
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $    279,695    $ (7,636)   $  (111,693)  $  1,325,439   $    246,278
 Net realized and
  unrealized gain (loss)
  on investments........     2,781,691      76,668       (359,924)   (52,416,743)    (3,683,838)
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     3,061,386      69,032       (471,617)   (51,091,304)    (3,437,560)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    22,841,356          --      3,706,077     62,510,597      3,782,500
 Net transfers (to) from
  other sub-accounts....    37,692,753     (56,167)      (718,221)    85,404,643    (16,563,486)
 Net transfers (to) from
  New England Life
  Insurance Company.....   (20,021,929)    (16,248)    (2,786,161)   (22,586,575)            --
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........    40,512,180     (72,415)       201,695    125,328,665    (12,780,986)
                          ------------    --------    -----------   ------------   ------------
 Net increase (decrease)
  in net assets.........    43,573,566      (3,383)      (269,922)    74,237,361    (16,218,546)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $132,626,230    $753,927    $15,019,446   $272,882,939   $         --
                          ============    ========    ===========   ============   ============

 + For the period May 1, 2000 (Commencement of Operations) through December 31,
   2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   --------------------------------------------------------
                                                                                LARGE       RUSSELL
      VENTURE          BOND                      RESEARCH                        CAP         2000+      INTERNATIONAL+
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP+       GROWTH+       INDEX          STOCK
        SUB-           SUB-           SUB-         SUB-           SUB-          SUB-          SUB-           SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT
    ------------   -------------   ----------   -----------   ------------   -----------   ----------   --------------
    $ (1,440,887)   $  (10,241)    $  (12,646)  $   (38,697)  $  1,294,505   $   (10,822)  $  300,710    $   (16,904)
                        72,318        (21,735)   (1,202,406)   (10,889,144)   (1,223,110)    (620,960)       640,323
      17,721,838
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------

      16,280,951        62,077        (34,381)   (1,241,103)    (9,594,639)   (1,233,932)    (320,250)       623,419

      43,590,651            --        511,027     1,389,537      2,953,055       672,516      219,502        624,545

      52,137,520       (76,915)     2,126,907    11,980,716     31,992,287     5,876,190    1,935,622     20,720,805

     (42,296,007)      (11,007)      (286,688)   (1,310,787)    (1,496,684)     (818,946)     328,338     (2,581,254)
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
                       (87,922)     2,351,246    12,059,466     33,448,658     5,729,760    2,483,462     18,764,096
      53,432,164
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      69,713,115       (25,845)     2,316,865    10,818,363     23,854,019     4,495,828    2,163,212     19,387,515

     146,470,032     1,061,034        692,838       788,203             --            --           --             --
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
    $216,183,147    $1,035,189     $3,009,703   $11,606,566   $ 23,854,019   $ 4,495,828   $2,163,212    $19,387,515
    ============    ==========     ==========   ===========   ============   ===========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
              VARIABLE INSURANCE FUND              FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,340,033   $ 15,049,428   $   903,229   $ 1,356,920   $   36,407,388
         (363,249)   (55,468,507)   (4,826,561)   (2,058,495)    (192,178,336)
     ------------   ------------   -----------   -----------   --------------
       11,976,784    (40,419,079)   (3,923,332)     (701,575)    (155,770,948)
       24,790,229     45,688,246     3,195,995     2,631,829      677,000,871
      (10,695,232)    19,044,295       658,505     2,389,044               --
      (21,100,288)    32,597,100    (1,779,533)   (2,869,212)    (377,365,509)
     ------------   ------------   -----------   -----------   --------------
       (7,005,291)    97,329,641     2,074,967     2,151,661      299,635,362
     ------------   ------------   -----------   -----------   --------------
        4,971,493     56,910,562    (1,848,365)    1,450,086      143,864,414
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                                  NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632     $    1,388   $   (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)        29,340      103,725
     -----------   ------------    -----------    ------------    ----------     ----------   ----------

     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)        30,728      102,185

      4,093,455     31,646,457      3,430,299      32,031,496            --         75,935       86,667

      1,865,860     59,949,102      1,463,742      22,546,367         1,100        684,756      763,549

     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526        (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
                    60,736,669      2,512,627      30,710,346        10,626        662,110      686,018
      4,379,734
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)       692,838      788,203

     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $  692,838   $  788,203
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
---  -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has thirty-two investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II or American Funds Insurance Series. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m.
EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. MetLife Advisers, LLC (formerly, New England Investment Management, LLC.) is the investment adviser for the series of the Zenith Fund. The Chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

                   SERIES                                       SUB-ADVISER
                   ------                      ----------------------------------------------
Capital Growth                                 Capital Growth Management Limited Partnership*
State Street Research Money Market             State Street Research and Management Company**
State Street Research Bond Income              State Street Research and Management Company**
MFS Total Return+                              Massachusetts Financial Services Company**
Westpeak Growth and Income                     Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap Value****               Harris Associates L.P.
Loomis Sayles Small Cap                        Loomis, Sayles & Company, L.P.
Balanced***                                    Wellington Management Company, LLP.
Davis Venture Value*****                       Davis Selected Advisers, L.P.
Alger Equity Growth                            Fred Alger Management, Inc.
Salomon Brothers U.S. Government               Salomon Brothers Asset Management, Inc.
Salomon Brothers Strategic Bond Opportunities  Salomon Brothers Asset Management, Inc.
MFS Investors Series                           Massachusetts Financial Services Company
MFS Research Managers Series                   Massachusetts Financial Services Company

    * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.
   ** Prior to July 1, 2001, Back Bay Adviser, L.P. was the sub-adviser.
  *** Prior to May 1, 2000, Loomis Sayles & Company was the sub-adviser.
 **** Prior to May 1, 2000, Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. was subadviser. Prior to May 1, 1998, Loomis Sayles & Company, LLP was the sub-adviser.
***** Davis Selected may also delegate any of its responsibilities to Davis
      Selected Advisers -- NY, Inc., a wholly-owned subsidiary of Davis
      Selected.
    + Formerly, the Back Bay Advisers Managed Series.

The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts. The Metlife Stock Index Portfolio was substituted for the Westpeak Stock Index Series on April 27, 2001. The Westpeak Stock Index Series is no longer available for investment under the contracts.

MetLife Advisers became investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                  PORTFOLIO                                SUB-INVESTMENT MANAGER
                  ---------                    ----------------------------------------------
Putnam Large Cap Growth                        Putnam Investment Management, LLC
Janus Mid Cap                                  Janus Capital Corporation
Russell 2000 Index                             Metropolitan Life Insurance Company*
Putnam International Stock                     Putnam Investment Management, LLC
MetLife Stock Index                            Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                    Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                      Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index           Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value   State Street Research and Management Company
Janus Growth                                   Janus Capital Corporation

* Metropolitan Life Insurance Company became sub-investment manager on May 1, 2001.

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2001:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series.......................................   187,210,262     234,291,654
State Street Research Money Market Series...................   297,971,187     291,611,817
State Street Research Bond Income Series....................    55,805,111      31,541,078
MFS Total Return Series.....................................    25,517,356      20,713,998
Westpeak Stock Index Series.................................    29,577,087      20,705,826
Westpeak Growth and Income Series...........................    31,857,925      29,133,954
Harris Oakmark Mid Cap Value Series.........................    62,984,945      25,824,328
Loomis Sayles Small Cap Series..............................    57,316,690      50,868,764
Balanced Series.............................................     7,921,255       6,114,641
Davis Venture Value Series..................................   123,357,561      76,239,954
Alger Equity Growth Series..................................   131,970,680     125,201,635
Salomon Bothers U.S. Government Series......................       804,196         806,918
Salomon Bothers Strategic Bond Opportunities Series.........       580,430         539,862
MFS Investors Series........................................     3,117,403       1,140,759
MFS Research Managers Series................................     9,377,980       6,438,666
Putnam International Stock Portfolio........................    17,224,713       8,533,291
Putnam Large Cap Growth Portfolio...........................     7,430,505       3,239,414
Janus Mid Cap Portfolio.....................................    29,528,499      12,124,400
Russell 2000 Index Portfolio................................     5,834,503       2,132,644
MetLife Stock Index Portfolio+..............................    66,613,299      46,652,727
MetLife Mid Cap Stock Index Portfolio+......................     1,230,568         158,119
Morgan Stanley EAFE Index Portfolio+........................       591,046          72,451
Lehman Brothers Aggregate Bond Index Portfolio+.............     4,940,823         497,645
State Street Research Aurora Small Cap Value Portfolio+.....    19,973,642       3,602,127
Janus Growth Portfolio......................................     1,321,567         393,099
American Funds Growth Fund+.................................    23,605,545       2,844,769
American Funds Growth-Income Fund+..........................    16,548,654       1,842,993
American Funds Global Small Capitalization Fund+............     2,623,882         455,792
VIP Equity-Income Portfolio.................................    46,115,663      43,139,853
VIP Overseas Portfolio......................................    68,636,230     128,028,513
VIP High Income Portfolio...................................    11,544,385       7,517,782
VIP II Asset Manager Portfolio..............................     7,891,831       5,225,611

+ For the period May 1, 2001 (Commencement of Sub-Account Operations) to
  December 31, 2001.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.45%    (6.38)%     14.57%    (7.39)%     37.55%     20.65%
Bond Income***........    17.55%      7.80%     12.22%    (3.70)%     20.78%      4.24%
Money Market***.......     5.84%      3.43%      2.61%      3.61%      5.33%      4.76%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.05%     33.63%     15.30%    (4.98)%   (16.72)%
Bond Income***........    10.50%      8.66%    (0.81)%      7.77%      8.43%
Money Market***.......     4.97%      4.90%      4.60%      5.85%      3.62%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.98%      6.92%      9.34%      0.76%     36.44%     22.04%     32.03%     27.49%     19.96%    (9.36)%
Total Return***.......    19.75%      6.33%     10.26%    (1.46)%     30.81%     14.62%     26.12%     19.24%      9.59%    (3.72)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.53)%
Total Return***.......   (4.14)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.47%    (0.62)%     29.90%     17.20%     16.91%    (5.79)%      0.00%     20.01%     27.33%
Growth and Income..............    13.97%    (1.55)%     35.99%     17.68%     33.01%     24.02%      8.97%    (5.48)%   (14.23)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.29%      6.69%     34.62%     13.88%     27.66%     11.24%      5.96%      8.04%    (5.29)%
Overseas.......................    14.57%      1.37%      9.30%     12.82%     11.17%     12.36%     42.13%   (19.39)%   (21.44)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.45)%     28.40%     30.22%     24.42%    (2.04)%     31.29%      4.89%    (9.15)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.58)%     20.18%     13.63%     17.26%    (4.66)%      7.78%   (22.74)%   (12.04)%
Asset Manager.............................   (4.41)%     16.55%     14.20%     20.23%     14.65%     10.70%    (4.26)%    (4.43)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.84%     12.78%     25.19%     47.27%     33.66%   (13.98)%   (12.33)%
Balanced.............................................    13.75%     16.50%     15.77%      8.73%    (5.39)%    (2.26)%    (4.78)%
International Stock**................................     3.85%      6.30%    (1.64)%      6.90%     24.18%   (10.51)%   (20.87)%
Venture Value........................................    21.64%     25.40%     33.03%     14.02%     17.11%      9.11%   (11.46)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.61%    (0.49)%   (16.23)%
Research Managers...........................................    19.52%    (3.97)%   (21.23)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.30)%   (37.54)%
Russell 2000(R) Index.......................................   (6.56)%      0.51%
Large Cap Growth............................................  (27.17)%   (31.07)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.57%
Growth Fund.................................................  (14.32)%
Growth and Income Fund......................................   (2.75)%
Janus Growth Portfolio......................................  (21.98)%
Global Small Cap............................................   (8.29)%
EAFE Index..................................................  (16.38)%
Small Cap Value.............................................   (0.23)%
Mid Cap Stock Index.........................................   (1.08)%

   * Based on a mortality and expense risk charge at an annual rate of .35%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series, since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.29%    (6.47)%     14.46%    (7.38)%     37.41%     20.53%
Bond Income***........    17.43%      7.69%     12.10%    (3.80)%     20.66%      4.14%
Money Market***.......     5.74%      3.33%      2.51%      3.35%      5.23%      4.65%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.92%     33.49%     15.18%    (5.08)%   (16.81)%
Bond Income***........    10.39%      8.55%    (0.91)%      7.66%      8.32%
Money Market***.......     4.87%      4.79%      4.49%      5.75%      3.51%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.85%      6.81%      9.23%      0.66%     36.30%     21.91%     31.90%     27.36%     19.84%    (9.45)%
Total Return***......     19.63%      6.22%     10.15%    (1.56)%     30.67%     14.51%     25.99%     19.12%      9.48%    (3.81)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.62)%
Total Return***......   (4.24)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.................     14.39%    (0.72)%     29.77%     17.08%     16.80%    (5.88)%    (0.10)%     19.89%     27.20%
Growth and Income.............     13.90%    (1.65)%     38.85%     17.56%     32.87%     23.89%      8.86%    (5.58)%   (14.31)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Income..................     9.22%      6.59%     34.49%     13.77%     27.53%     11.13%      5.85%      7.93%    (5.38)%
Overseas.......................    14.49%      1.27%      9.19%     12.70%     11.05%     12.24%     41.99%   (19.47)%   (21.52)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.52)%     28.27%     30.09%     24.29%    (2.14)%     31.16%      4.78%    (9.24)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.61)%     20.06%     13.52%     17.14%    (4.76)%      7.67%   (22.82)%   (12.13)%
Asset Manager.............................   (4.45)%     16.43%     14.09%     20.11%     14.53%     10.59%    (4.36)%    (4.52)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.76%     12.66%     25.06%     47.12%     33.53%   (14.07)%   (12.42)%
Balanced.............................................    13.67%     16.39%     15.66%      8.62%    (5.49)%    (2.35)%    (4.88)%
International Stock**................................     3.79%      6.19%    (1.74)%      6.79%     24.05%   (10.60)%   (20.95)%
Venture Value........................................    21.56%     25.27%     32.90%     13.90%     16.99%      9.00%   (11.55)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.54%    (0.59)%   (16.31)%
Research Managers...........................................    19.44%    (4.07)%   (21.31)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.35)%   (37.61)%
Russell 2000(R) Index.......................................   (6.62)%      0.41%
Large Cap Growth............................................  (27.22)%   (31.14)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.49%
Growth Fund.................................................   (14.38)%
Growth and Income Fund......................................    (2.81)%
Janus Growth Portfolio......................................   (22.04)%
Global Small Cap............................................    (8.35)%
EAFE Index..................................................   (16.44)%
Small Cap Value.............................................    (0.30)%
Mid Cap Stock Index.........................................    (1.15)%

   * Based on a mortality and expense risk charge at an annual rate of .45%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.06%    (6.61)%     14.28%    (7.62)%     37.21%     20.34%
Bond Income***........    17.25%      7.53%     11.94%    (3.94)%     20.47%      3.98%
Money Market***.......     5.58%      3.18%      2.36%      3.35%      5.07%      4.50%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.74%     33.29%     15.01%    (5.22)%   (16.93)%
Bond Income***........    10.23%      8.39%    (1.06)%      7.50%      8.15%
Money Market***.......     4.71%      4.63%      4.34%      5.59%      3.36%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.65%      6.65%      9.07%      0.51%     36.10%     21.73%     31.70%     27.17%     19.66%    (9.59)%
Total Return***.......    19.45%      6.06%      9.99%    (1.70)%     30.48%     14.34%     25.81%     18.94%      9.31%    (3.96)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.75)%
Total Return***.......   (4.38)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.28%    (0.87)%     29.57%     16.90%     16.62%    (6.03)%    (0.25)%     19.71%     27.01%
Growth and Income..............    13.78%    (1.80)%     35.65%     17.38%     32.67%     23.71%      8.70%    (5.72)%   (14.44)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.11%      6.43%     34.29%     13.59%     27.34%     10.96%      5.69%      7.77%    (5.53)%
Overseas.......................    14.38%      1.12%      9.02%     12.53%     10.89%     12.08%     41.77%   (19.59)%   (21.64)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.61)%     28.08%     29.90%     24.11%    (2.28)%     30.96%      4.62%    (9.38)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.66)%     19.88%     13.35%     16.96%    (4.90)%      7.51%   (22.94)%   (12.26)%
Asset Manager.............................   (4.49)%     16.26%     13.91%     19.93%     14.36%     10.43%    (4.50)%    (4.67)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.64%     12.49%     24.88%     46.90%     33.33%   (14.20)%   (12.55)%
Balanced.............................................    13.56%     16.21%     15.48%      8.46%    (5.63)%    (2.50)%    (5.02)%
International Stock**................................     3.68%      6.03%    (1.89)%      6.63%     23.87%   (10.73)%   (21.07)%
Venture Value........................................    21.44%     25.08%     32.70%     13.73%     16.81%      8.83%   (11.68)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.44%    (0.74)%   (16.44)%
Research Managers...........................................    19.32%    (4.21)%   (21.43)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.03)%   (38.04)%
Russell 2000(R) Index.......................................   (6.72)%      0.26%
Large Cap Growth............................................  (27.29)%   (31.24)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.39%
Growth Fund.................................................  (14.47)%
Growth and Income Fund......................................   (3.30)%
Janus Growth Portfolio......................................  (22.12)%
Global Small Cap............................................   (8.44)%
EAFE Index..................................................  (16.52)%
Small Cap Value.............................................   (0.40)%
Mid Cap Stock Index.........................................   (1.25)%

   * Based on a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    52.61%    (6.90)%     13.94%    (7.90)%     36.80%     19.98%
Bond Income***........    16.90%      7.21%     11.60%    (4.23)%     20.12%      3.67%
Money Market***.......     5.26%      2.87%      2.05%      3.04%      4.75%      4.18%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.37%     32.89%     14.67%    (5.50)%   (17.18)%
Bond Income***........     9.90%      8.07%    (1.36)%      7.18%      7.83%
Money Market***.......     4.39%      4.32%      4.03%      5.27%      3.04%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.27%      6.33%      8.74%      0.21%     35.69%     21.36%     31.31%     26.79%     19.30%    (9.86)%
Managed***............    19.10%      5.74%      9.69%    (2.00)%     30.09%     13.99%     25.43%     18.58%      8.98%    (4.24)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (13.02)%
Managed***............   (4.67)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.05%    (1.16)%     29.19%     16.55%     16.27%    (6.31)%    (0.55)%     19.36%     26.63%
Growth and Income..............    13.55%    (2.09)%     35.25%     17.03%     32.28%     23.34%      8.37%    (6.00)%   (14.70)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     8.89%      6.11%     33.89%     13.25%     26.96%     10.63%      5.38%      7.45%    (5.81)%
Overseas.......................    14.15%      0.82%      8.70%     12.19%     10.56%     11.74%     41.35%   (19.83)%   (21.88)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.80)%     27.69%     29.50%     23.73%    (2.58)%     30.57%      4.31%    (9.65)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.76)%     19.53%     13.00%     16.61%    (5.19)%      7.19%   (23.17)%   (12.53)%
Asset Manager.............................   (4.59)%     15.91%     13.57%     19.57%     14.02%     10.10%    (4.79)%    (4.95)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.39%     12.15%     24.50%     46.46%     32.93%   (14.45)%   (12.82)%
Balanced.............................................    13.33%     15.86%     15.14%      8.13%    (5.91)%    (2.79)%    (5.31)%
International Stock**................................     3.48%      5.71%    (2.18)%      6.31%     23.50%   (11.00)%   (21.31)%
Venture Value........................................    21.20%     24.71%     32.30%     13.39%     16.47%      8.51%   (11.95)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.23%    (1.04)%   (16.69)%
Research Managers...........................................    19.08%    (4.50)%   (21.67)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.17)%   (38.23)%
Russell 2000(R) Index.......................................   (6.90)%    (0.04)%
Large Cap Growth............................................  (27.44)%   (31.45)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.18%
Growth Fund.................................................  (14.64)%
Growth and Income Fund......................................   (3.11)%
Janus Growth Portfolio......................................  (22.27)%
Global Small Cap............................................   (8.63)%
EAFE Index..................................................  (16.69)%
Small Cap Value.............................................   (0.60)%
Mid Cap Stock Index.........................................   (1.45)%

   * Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

  ** On December 1, 2000 The Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (Formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001 the MetLife Stock Index Portfolio Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth.......     52.83%    (6.75)%     14.11%    (7.76)%     37.00%     20.16%
Bond Income***.......     17.08%      7.37%     11.77%    (4.08)%     20.29%      3.82%
Money Market***......      5.42%      3.02%      2.20%      3.20%      4.91%      4.34%

                            NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                       ----------------------------------------------------
                       1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------            --------   --------   --------   --------   --------
Capital Growth.......    22.56%     33.09%     14.84%    (5.36)%   (17.06)%
Bond Income***.......    10.06%      8.23%    (1.21)%      7.34%      7.99%
Money Market***......     4.55%      4.48%      4.18%      5.43%      3.20%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.46%      6.49%      8.90%      0.36%     35.90%     21.55%     31.51%     26.98%     19.48%    (9.72)%
Total Return***......     19.28%      5.90%      9.82%    (1.85)%     30.28%     14.16%     25.62%     18.76%      9.15%    (4.10)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.89)%
Total Return***......   (4.53)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.16%    (1.01)%     29.38%     16.72%     16.45%    (6.17)%    (0.40)%     19.54%     26.82%
Growth and Income..............    13.67%    (1.94)%     35.45%     17.21%     32.47%     23.52%      8.53%    (5.86)%   (14.57)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.00%      6.27%     34.09%     13.42%     27.15%     10.79%      5.54%      7.61%    (5.67)%
Overseas.......................    14.26%      0.97%      8.86%     12.36%     10.72%     11.91%     41.56%   (19.71)%   (21.76)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.71)%     27.88%     29.70%     23.92%    (2.43)%     30.77%      4.47%    (9.51)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.71)%     19.71%     13.17%     16.79%    (5.04)%      7.35%   (23.05)%   (12.40)%
Asset Manager.............................   (4.54)%     16.08%     13.74%     19.75%     14.19%     10.26%    (4.64)%    (4.81)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.51%     12.32%     24.69%     46.68%     33.13%   (14.33)%   (12.68)%
Balanced.............................................    13.44%     16.03%     15.31%      8.29%    (5.77)%    (2.64)%    (5.17)%
International Stock**................................     3.58%      5.87%    (2.04)%      6.47%     23.68%   (10.87)%   (21.19)%
Venture Value........................................    21.32%     24.89%     32.50%     13.56%     16.64%      8.67%   (11.81)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.34%    (0.89)%   (16.56)%
Research Managers...........................................    19.20%    (4.35)%   (21.55)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.10)%   (38.14)%
Russell 2000(R) Index.......................................   (6.81)%      0.11%
Large Cap Growth............................................  (27.36)%   (31.34)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.29%
Growth Fund.................................................   (14.58)%
Growth and Income Fund......................................    (3.01)%
Janus Growth Portfolio......................................   (22.19)%
Global Small Cap............................................    (8.53)%
EAFE Index..................................................   (16.61)%
Small Cap Value.............................................    (0.50)%
Mid Cap Stock Index.........................................    (1.35)%

   * Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000", "ZENITH SURVIVORSHIP LIFE 2002" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.98%    (6.05)%     14.97%    (7.07)%     38.03%     21.07%
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.48%     34.09%     15.70%    (4.65)%   (16.43)%
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.55%      6.93%     35.90%     13.75%     28.11%     11.63%      6.33%      8.42%    (4.96)%
Overseas.......................    14.84%      1.21%     11.02%     12.43%     11.56%     12.75%     42.63%   (19.11)%   (21.17)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................    (.37)%     20.79%     13.75%     17.67%    (4.33)%      8.15%   (22.47)%   (11.73)%
Asset Manager.............................   (4.65)%     17.68%     14.31%     20.65%     15.05%     11.09%    (3.93)%    (4.09)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (27.74)%   (37.67)%
Russell 2000(R) Index.......................................   (6.35)%      0.87%
Large Cap Growth............................................  (27.00)%   (30.82)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.81%
Growth Fund.................................................  (14.12)%
Growth and Income Fund......................................   (2.52)%
Janus Growth Portfolio......................................  (21.80)%
Global Small Cap............................................   (8.07)%
EAFE Index..................................................  (16.19)%
Small Cap Value.............................................     0.00%
Mid Cap Stock Index.........................................   (0.85)%

   * For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", "Zenith Survivorship Life 2002" and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              6/28/96-   1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------   --------   --------   --------
U.S. Government.............................................     4.55%      8.47%      7.61%      0.17%     10.45%      6.73%
Strategic Bond Opportunities................................     8.46%     11.07%      2.04%      1.44%      7.22%      6.82%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-   1/1/01-
SUB-ACCOUNT                                                   12/31/00  12/31/01
-----------                                                   --------  --------
Large Cap Growth............................................  (27.00)%  (30.82)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

   * For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 **** On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2002

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2001 AND 2000
(DOLLARS IN MILLIONS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               2001      2000
                                                              ------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $  344    $  245
  Equity securities, at fair value..........................      27        24
  Policy loans..............................................     262       234
  Other limited partnership interests.......................      20        13
  Short-term investments....................................      --        10
                                                              ------    ------
        Total investments...................................     653       526
Cash and cash equivalents...................................     222       114
Accrued investment income...................................      19        20
Premiums and other receivables..............................     133       121
Deferred policy acquisition costs...........................   1,185     1,021
Other assets................................................     113       110
Separate account assets.....................................   5,725     5,651
                                                              ------    ------
        TOTAL ASSETS........................................  $8,050    $7,563
                                                              ======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Future policy benefits......................................  $  245    $  190
Policyholder account balances...............................     661       412
Other policyholder funds....................................     296       249
Policyholder dividends payable..............................       2         2
Current income taxes payable................................      --         3
Deferred income taxes payable...............................      68        20
Other liabilities...........................................     115       179
Separate account liabilities................................   5,725     5,651
                                                              ------    ------
        TOTAL LIABILITIES...................................   7,112     6,706
                                                              ------    ------
Commitments and contingencies (Notes 6 and 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $125.00 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding..........       3         3
Preferred stock, no par value;1,000,000 shares authorized;
  200,000 issued and outstanding............................      --        --
Additional paid-in capital..................................     647       647
Retained earnings...........................................     284       216
Accumulated other comprehensive income (loss)...............       4        (9)
                                                              ------    ------
        TOTAL STOCKHOLDER'S EQUITY..........................     938       857
                                                              ------    ------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..................  $8,050    $7,563
                                                              ======    ======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                              2001    2000    1999
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $117    $125    $124
Universal life and investment-type product policy fees......   351     272     241
Net investment income.......................................    44      63      68
Other revenues..............................................   221     283     215
Net investment (losses) gains...............................    (1)    (28)      3
                                                              ----    ----    ----
        TOTAL REVENUES......................................   732     715     651
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   104     150     193
Interest credited to policyholder account balances..........    24      20      11
Policyholder dividends......................................     3      18      21
Other expenses..............................................   483     490     351
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   614     678     576
                                                              ----    ----    ----
Income before provision for income taxes....................   118      37      75
Provision for income taxes..................................    42      25      29
                                                              ----    ----    ----
NET INCOME..................................................  $ 76    $ 12    $ 46
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                                                         ACCUMULATED
                                                             ADDITIONAL                     OTHER
                                                   COMMON      PAID-IN      RETAINED    COMPREHENSIVE
                                                   STOCK       CAPITAL      EARNINGS    INCOME (LOSS)    TOTAL
                                                   ------    -----------    --------    -------------    -----
BALANCE AT JANUARY 1, 1999.......................    $3         $647          $178          $ 17         $845
  Dividends on preferred stock...................                               (9)                        (9)
  Comprehensive income:
    Net income...................................                               46                         46
    Other comprehensive loss:
      Unrealized investment losses, net of
        related offsets, reclassification
        adjustments and income taxes.............                                            (28)         (28)
                                                                                                         ----
  Comprehensive income...........................                                                          18
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 1999.....................     3          647           215           (11)         854
  Dividends on preferred stock...................                              (11)                       (11)
  Comprehensive income:
    Net income...................................                               12                         12
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                              2            2
                                                                                                         ----
  Comprehensive income...........................                                                          14
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2000.....................     3          647           216            (9)         857
  Dividends on preferred stock...................                               (8)                        (8)
  Comprehensive income:
    Net income...................................                               76                         76
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                             13           13
                                                                                                         ----
  Comprehensive income...........................                                                          89
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2001.....................    $3         $647          $284          $  4         $938
                                                     ==         ====          ====          ====         ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                               2001      2000     1999
                                                              -------   -------   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    76   $    12   $  46
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................       10        13      14
    Gains (losses) from sale of investments and business,
     net....................................................        1        28      (3)
    Interest credited to policyholder account balances......       24        20      11
    Universal life and investment-type product policy
     fees...................................................     (351)     (272)   (241)
    Change in accrued investment income.....................        1        10      (8)
    Change in premiums and other receivables................      (12)       (2)     25
    Change in deferred policy acquisition costs, net........     (153)     (113)   (186)
    Change in insurance-related liabilities.................      102      (420)    113
    Change in income taxes payable..........................       40       (11)    (27)
    Change in other liabilities.............................      (64)       26      58
  Other, net................................................      (13)       18      19
                                                              -------   -------   -----
Net cash used in operating activities.......................     (339)     (691)   (179)
                                                              -------   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      135       587     114
    Equity securities.......................................       --        35       2
  Purchases of:
    Fixed maturities........................................     (226)      (87)   (158)
    Equity securities.......................................       (5)       (9)    (10)
    Real estate and real estate joint ventures..............       --        --      (3)
  Net change in short-term investments......................       10        53     (10)
  Net change in policy loans................................      (28)      (52)    (46)
  Losses from sale of business, net.........................       --       (54)     --
  Other, net................................................       (7)       (3)     24
                                                              -------   -------   -----
Net cash (used in) provided by investing activities.........     (121)      470     (87)
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    2,245     1,872     518
    Withdrawals.............................................   (1,669)   (1,532)   (222)
  Financial reinsurance receivables.........................       --        --      33
  Long-term debt repaid.....................................       --       (77)    (13)
  Dividends on preferred stock..............................       (8)      (11)     (9)
                                                              -------   -------   -----
Net cash provided by financing activities...................      568       252     307
Change in cash and cash equivalents.........................      108        30      41
Cash and cash equivalents, beginning of year................      114        84      43
                                                              -------   -------   -----
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   222   $   114   $  84
                                                              =======   =======   =====
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest................................................  $     2   $     7   $  --
                                                              =======   =======   =====
    Income taxes............................................  $     7   $    22   $  30
                                                              =======   =======   =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company" or "NELICO") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage. The Company also administers certain business activities for Metropolitan Life.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, through New England Life Holdings, Inc. (a holding company for non-insurance operations) New England Securities Corporation ("NES"), MetLife Advisers LLC ("Advisers"), and NL Holding Corporation ("NL Holding") and its wholly owned subsidiaries Nathan and Lewis Securities, Inc., Nathan and Lewis Associates, Inc. On November 5, 1999 New England Financial Distributors ("NEFD"), a Limited Liability Corporation, was formed in which NELICO owns a majority interest. On October 31, 2000 Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to MetLife, Inc. the ultimate parent company of NELICO. The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisers, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisers was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to March 2000, Advisers was named TNE Advisers, Inc.

NL Holding engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a NASD registered broker/dealer. Nathan & Lewis Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD, was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method to account for its investments in other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and policy loans, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income and impairments, determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions that could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from four to seven years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $54 million and $53 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $1 million, $9 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Computer Software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Such costs are amortized over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $10 million and $1 million at December 31, 2001 and 2000, respectively. Related amortization expense was $8 million, and $2 million for the years ended December 31, 2001, and 2000, respectfully.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for non-medical health policies are amortized over the estimated life of the policy in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur.

Information regarding deferred policy acquisition costs is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2001      2000     1999
                                                              ------    ------    ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $1,021    $  931    $711
Capitalization of policy acquisition costs..................     216       223     217
                                                              ------    ------    ----
    Total...................................................   1,237     1,154     928
                                                              ------    ------    ----
Amortization allocated to:
  Net realized investment gains (losses)....................      --         1      (1)
  Unrealized investment (losses) gains......................     (11)       23     (33)
  Other expenses............................................      63       109      31
                                                              ------    ------    ----
    Total amortization......................................      52       133      (3)
                                                              ------    ------    ----
Balance at December 31......................................  $1,185    $1,021    $931
                                                              ======    ======    ====

Amortization of deferred policy acquisition costs is allocated to:
(1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Net balance at January 1....................................    $17       $19       $21
Amortization................................................     (2)       (2)       (2)
                                                                ---       ---       ---
Net balance at December 31..................................    $15       $17       $19
                                                                ===       ===       ===

                                                              DECEMBER 31,
                                                              ------------
                                                              2001    2000
                                                              ----    ----
                                                              (DOLLARS IN
                                                               MILLIONS)
Accumulated amortization....................................   $8      $6
                                                               ==      ==

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 4% to 7%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liability range from 4% to 7%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 4% to 8%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force, and 9% of the number of life insurance policies in force at December 31, 2001 and 2000. Participating policies represented approximately 52% and 67%, 55% and 65% and 57% and 62% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively.

INCOME TAXES

NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims, only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment to FASB Statement No. 133 ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, had no impact to either net income or comprehensive income, as the Company has not entered into any derivative contracts.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS No. 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $2 million for the years ended December 31, 2001, 2000 and 1999. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its consolidated financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principals to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

In July 2001, the SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 21        $1      $--       $ 22
  Foreign governments.......................................       2        --      --           2
  Corporate.................................................     181         6       3         184
  Mortgage- and asset-backed securities.....................      86        --      --          86
  Other.....................................................      50         1       1          50
                                                                ----        --      --        ----
    Total fixed maturities..................................    $340        $8      $4        $344
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 30        $--     $3        $ 27
                                                                ----        --      --        ----
    Total equity securities.................................    $ 30        $--     $3        $ 27
                                                                ====        ==      ==        ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 28        $--     $--       $ 28
  Foreign governments.......................................      26        --       1          25
  Corporate.................................................     171         2       6         167
  Mortgage- and asset-backed securities.....................      25         1       1          25
                                                                ----        --      --        ----
    Total fixed maturities..................................    $250        $3      $8        $245
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 26        $2      $4        $ 24
                                                                ----        --      --        ----
    Total equity securities.................................    $ 26        $2      $4        $ 24
                                                                ====        ==      ==        ====

The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date are shown below:

                                                               COST OR
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 19          $ 19
Due after one year through five years.......................      76            79
Due after five years through ten years......................     107           108
Due after ten years.........................................      52            52
                                                                ----          ----
    Total...................................................     254           258
Mortgage- and asset-backed securities.......................      86            86
                                                                ----          ----
    Total fixed maturities..................................    $340          $344
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sale of securities classified available-for-sale as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Proceeds....................................................  $127      $119      $67
Gross realized gains........................................     2         1        2
Gross realized losses.......................................     2         1        1

Gross investment losses above exclude write-downs of $1 million recorded during 2001 for other than temporarily impaired available-for-sale securities of $1 million. There were no write-downs recorded for the years ended December 31, 2000 and 1999.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at December 31, 2001 and 2000.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $23       $48       $54
Equity securities...........................................    1         2        14
Real estate and real estate joint ventures..................   --        --         1
Policy loans................................................   14        12         9
Other limited partnership interests.........................    5         2        (3)
Cash, cash equivalents and short-term investments...........   --        --         3
Other.......................................................    2         4        (4)
                                                              ---       ---       ---
    Total...................................................   45        68        74
Less: Investment expenses...................................    1         5         6
                                                              ---       ---       ---
    Net investment income...................................  $44       $63       $68
                                                              ===       ===       ===

NET INVESTMENT (LOSSES) GAINS

Net investment (losses) gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $--       $--       $ 1
Equity securities...........................................   --       (28)       --
Other.......................................................   (1)       (1)        3
                                                              ---       ----      ---
    Total...................................................   (1)      (29)        4
Amounts allocable to deferred policy costs..................   --         1        (1)
                                                              ---       ----      ---
    Net investment (losses) gains...........................  $(1)      $(28)     $ 3
                                                              ===       ====      ===

Investment (losses) gains have been reduced by deferred policy acquisition costs amortization to the extent that such amortization results from realized investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $4       $(5)      $(35)
Equity securities...........................................   (3)       (2)         3
Other invested assets.......................................   (2)       --         --
                                                               --       ---       ----
    Total...................................................   (1)       (7)       (32)
                                                               --       ---       ----
Amounts allocable to
    Deferred policy acquisition costs.......................    5        (6)        17
Deferred income taxes.......................................   --         4          4
                                                               --       ---       ----
    Total...................................................    5        (2)        21
                                                               --       ---       ----
    Net unrealized investment gains (losses)................   $4       $(9)      $(11)
                                                               ==       ===       ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $(9)      $(11)     $ 17
Unrealized gains (losses) during the year...................    6        25        (74)
Unrealized gains (losses) relating to
    Deferred policy acquisition costs.......................   11       (23)        33
Deferred income taxes.......................................   (4)       --         13
                                                              ---       ----      ----
Balance at December 31......................................  $ 4       $(9)      $(11)
                                                              ===       ====      ====
Net change in unrealized investment gains (losses)..........  $13       $ 2       $(28)
                                                              ===       ====      ====

3. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2001
Assets:
  Fixed maturities..........................................    $344         $344
  Equity securities.........................................      27           27
  Policy loans..............................................     262          262
  Cash and cash equivalents.................................     222          222
Liabilities:
  Policyholder account balances.............................     228          222

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2000
Assets:
  Fixed maturities..........................................    $245         $245
  Equity securities.........................................      24           24
  Policy loans..............................................     234          234
  Short-term investments....................................      10           10
  Cash and cash equivalents.................................     114          114
Liabilities:
  Policyholder account balances.............................     101           99

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. EMPLOYEE BENEFIT PLANS

Effective January 1, 2001, the Company's employees became employees of Metropolitan Life and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS     OTHER BENEFITS
                                                              -----------------    --------------
                                                               2001       2000     2001     2000
                                                              -------    ------    -----    -----
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 286      $254     $ 45     $ 47
  Service cost..............................................      --         7       --        1
  Interest cost.............................................      --        20        1        3
  Actuarial losses (gains)..................................      --        13       (1)      (2)
  Transfers out of controlled group.........................    (286)       --      (31)      --
  Benefits paid.............................................      --        (8)      (1)      (4)
                                                               -----      ----     ----     ----
Projected benefit obligation at end of year.................      --       286       13       45
                                                               -----      ----     ----     ----
Change in plan assets:
Contract value of plan assets at beginning of year..........     213       210       --       --
  Actuarial return on plan assets...........................      --         6       --       --
  Employer and participant contribution.....................      --         5       --       --
  Transfers out of controlled group.........................    (213)       --       --       --
  Benefits paid.............................................      --        (8)      --       --
                                                               -----      ----     ----     ----
Contract value of plan assets at end of year................      --       213       --       --
Under funded................................................      --       (73)     (13)     (45)
                                                               -----      ----     ----     ----
Unrecognized net actuarial losses (gains)...................      --        32      (18)     (21)
Unrecognized prior service cost.............................      --        15       --       --
                                                               -----      ----     ----     ----
Accrued benefit cost........................................   $  --      $(26)    $(31)    $(66)
                                                               =====      ====     ====     ====
Accrued liability pension cost..............................   $  --      $ (3)
Non-qualified plan accrued pension cost.....................      --       (23)
                                                               -----      ----
Accrued Liability...........................................   $  --      $(26)
                                                               =====      ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                   NON-QUALIFIED
                                                QUALIFIED PLAN          PLAN             TOTAL
                                                ---------------    --------------    -------------
                                                2001      2000     2001     2000     2001    2000
                                                -----    ------    -----    -----    ----    -----
                                                              (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation........   $--     $(245)     $--     $(41)     $--    $(286)
Aggregate contract value of plan assets
  (principally Company contracts).............   --        213      --        --      --       213
                                                 --      -----      --      ----      --     -----
Under funded..................................   $--     $ (32)     $--     $(41)     $--    $ (73)
                                                 ==      =====      ==      ====      ==     =====

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               2001      2000     2001     2000
                                                              ------    ------    -----    -----
                                                                    (DOLLARS IN MILLIONS)
Weighted average assumptions at December 31,
Discount rate...............................................    N/A      7.75%    7.40%    7.50%
Expected rate of return on plan assets......................    N/A      9.00%     N/A      N/A
Rate of compensation increase...............................    N/A      5.50%     N/A      N/A

The assumed health care cost trend rate used in measuring the accumulated non-pension post-retirement benefit obligation was generally 9.5% in 2001, gradually decreasing to 5% in 2010 and generally 7% in 2000, gradually decreasing to 5% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have no material effect on the health care plans.

The components of periodic benefit costs were as follows:

                                       PENSION BENEFITS         OTHER BENEFITS
                                     --------------------    --------------------
                                     2001    2000    1999    2001    2000    1999
                                     ----    ----    ----    ----    ----    ----
                                                (DOLLARS IN MILLIONS)
Service cost.......................  --        7       8      --       1       1
Interest cost......................  --       20      18       1       3       3
Expected return on plan assets.....  --      (19)    (15)     --      --      --
Amortization of prior actuarial
  gains............................  --        1       1      (1)     (1)     (1)
                                     --      ---     ---      --      --      --
Net periodic benefit cost..........  --        9      12      --       3       3
                                     ==      ===     ===      ==      ==      ==

SAVINGS AND INVESTMENT PLANS

The Company sponsored savings and investment plans for substantially all employees under which the Company matched a portion of employee contributions. The Company contributed $2 million, for the years ended December 31, 2000 and 1999. As previously stated, the NEF 401K Plan was merged into Metropolitan Life's SIP plan effective January 1, 2001. All contributions to the SIP plan are made by Metropolitan Life.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

5. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $5,725 million and $5,651 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $48 million, $46 million and $37 million for the years ended December 31, 2001, 2000 and 1999, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2001, 2000, and 1999.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

7. INCOME TAXES

The provision for income tax expense in the consolidated statements of income is shown below:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Current:
  Federal...................................................    $(2)     $ 36       $21
                                                                ---      ----       ---
                                                                 (2)       36        21
                                                                ---      ----       ---
Deferred:
  Federal...................................................     44       (12)        8
  State and local...........................................     --         1        --
                                                                ---      ----       ---
                                                                 44       (11)        8
                                                                ---      ----       ---
Provision for income taxes..................................    $42      $ 25       $29
                                                                ===      ====       ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................    $42       $13       $26
Tax effect of:
  Tax exempt investment income..............................     (2)       --        --
  Sale of Subsidiaries......................................     --        10        --
  Other, net................................................      2         2         3
                                                                ---       ---       ---
Provision for income taxes..................................    $42       $25       $29
                                                                ===       ===       ===

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................    $284          $283
  Tax loss carry-forwards...................................      10            10
  Net unrealized investment losses..........................      --             4
  Other.....................................................      20            11
                                                                ----          ----
                                                                 314           308
                                                                ----          ----
  Less: valuation allowance.................................      10            10
                                                                ----          ----
                                                                 304           298
                                                                ----          ----
Deferred income tax liabilities:
  Investments...............................................       6             2
  Deferred policy acquisition costs.........................     344           298
  Other.....................................................      22            18
                                                                ----          ----
                                                                 372           318
                                                                ----          ----
Net deferred tax liability..................................    $(68)         $(20)
                                                                ====          ====

8. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2001      2000     1999
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 305     $ 221     $163
Reinsurance assumed.........................................    (10)       11       58
Reinsurance ceded...........................................   (178)     (107)     (97)
                                                              -----     -----     ----
Net premiums................................................  $ 117     $ 125     $124
                                                              =====     =====     ====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 102     $  73     $ 52
                                                              =====     =====     ====

Reinsurance recoverables, included in premiums and other receivables, were $94 million and $80 million at December 31, 2001 and 2000 respectively.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
BALANCE AT JANUARY 1........................................  $ 4       $ 4       $ 2
  Reinsurance recoverables..................................   (3)       (3)       (1)
                                                              ---       ---       ---
NET BALANCE AT JANUARY 1....................................    1         1         1
                                                              ---       ---       ---
Incurred related to:
  Current year..............................................    1        --        --
                                                              ---       ---       ---
                                                                1        --        --
                                                              ---       ---       ---
NET BALANCE AT DECEMBER 31..................................    2         1         1
  Add: Reinsurance recoverables.............................    5         3         3
                                                              ---       ---       ---
BALANCE AT DECEMBER 31......................................  $ 7       $ 4       $ 4
                                                              ===       ===       ===

9. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 106     $  92     $  97
Commissions.................................................    224       234       195
Interest and debt issue costs...............................      2         6         5
Amortization of policy acquisition costs....................     63       109        31
Capitalization of policy acquisition costs..................   (216)     (223)     (217)
Rent, net of sublease income................................     20        48         6
Insurance taxes, licenses, and fees.........................     23        27        21
Other.......................................................    261       197       213
                                                              -----     -----     -----
  Total other expenses......................................  $ 483     $ 490     $ 351
                                                              =====     =====     =====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001         2000
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Statutory capital and surplus...............................   $  364       $  353
GAAP adjustments for:
  Future policy benefits and policyholders account
    balances................................................     (325)        (338)
  Deferred policy acquisition costs.........................    1,185        1,021
  Deferred income taxes.....................................      (88)         (20)
  Valuation of investments..................................        2           (5)
  Statutory asset valuation reserves........................       12           16
  Other, net................................................     (212)        (170)
                                                               ------       ------
Stockholder's Equity........................................   $  938       $  857
                                                               ======       ======

                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2001    2000     1999
                                                              ----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Net change in statutory capital and surplus.................  $11     $ (11)   $ (41)
GAAP adjustment for:
  Future policy benefits and policyholders account
    balances................................................   26      (311)    (296)
  Deferred policy acquisition costs.........................  153       177      186
  Deferred income taxes.....................................  (44)       11       (8)
  Valuation of investments..................................    8       (61)      14
  Other, net................................................  (78)      207      191
                                                              ----    -----    -----
Net Income..................................................  $76     $  12    $  46
                                                              ====    =====    =====

In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

11. OTHER COMPREHENSIVE INCOME (LOSS)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              2001     2000     1999
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 20     $ 23     $(72)
Income tax effect of holding gains or losses................    (5)      16       22
Reclassification adjustments:
  Recognized holding losses (gains) included in current year
    income..................................................   (12)      --       (3)
  Amortization of premium and discount on investments.......    (1)      --       --
  Recognized holding (losses) gains allocated to other
    policyholder amounts....................................    --       --        1
  Income tax effect.........................................     3       --        1
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    11      (23)      33
Income tax effect of allocation of holding gains or losses
  to other policyholder amounts.............................    (3)     (14)     (10)
                                                              ----     ----     ----
Net unrealized investment gains (losses)....................    13        2      (28)
                                                              ----     ----     ----
Other comprehensive income (loss)...........................  $ 13     $  2     $(28)
                                                              ====     ====     ====

12. RELATED PARTY TRANSACTIONS

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. This Agreement replaced the former Administrative Services Agreement ("ASA") under which the Company provided such services for certain Metropolitan Life life insurance and annuity contracts defined in the ASA. Metropolitan Life charged the Company $73 million for administrative services in 2001. The Company charged Metropolitan Life $164 million and $161 million for administrative services for 2000 and 1999, respectively. In addition, $61 million and $9 million for 2000 and 1999, respectively, were charged to Metropolitan Life by the Company for other miscellaneous services. These services were charged based upon direct costs incurred. Service fees charged to Metropolitan Life were recorded by NELICO as a reduction in operating expenses. Management believes intercompany expenses are calculated on a reasonable basis, however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company has preferred stock outstanding of $200 million owned by MetLife Credit Corporation. The Company paid $8 million, $11 million and $9 million of dividends on the preferred stock in 2001, 2000 and 1999, respectively.

During 1998 the Company acquired NL Holding and entered into employment agreements with key individuals of NL Holding. The Company paid $5 million in 2001, made no payments in 2000 and paid $3 million in 1999 under these agreements, which expired in 2001.

Commissions earned by NES from sales of New England Funds ("NEF") shares, a subsidiary of MetLife through October 2000, were $12 million in 2000 and 1999, respectively. NES earned asset-based income of $10 million, and $11 million on average assets under management with NEF of approximately $3,500 million and $4,500 million in 2000 and 1999, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

13. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because either they provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and net investment gains (losses) were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2001                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   73       $    1     $   --       $42         $    1      $  117
Universal life and investment-type product
  policy fees.............................       247           30         10        --             64         351
Net investment income.....................        (6)           3          3         1             43          44
Other revenues............................         6            3          4        10            198         221
Net investment gains (losses).............         2           --         --        --             (3)         (1)
Policyholder benefits and claims..........        69            2         (2)       32              3         104
Interest credited to policyholder.........        18            3          3        --             --          24
Policyholders' Dividends..................         3           --         --        --             --           3
Other Expenses............................       160           32          7        13            271         483
Income (loss) before provision for income
  taxes...................................        72           --          9         8             29         118
Provision (benefit) for income taxes......        24           --          3         3             12          42
Net income (loss).........................        48           --          6         5             17          76
Total assets..............................     3,704        2,047      1,252        48          1,001       8,052
Deferred policy acquisition costs.........     1,062          101         11         5              6       1,185
Separate account assets...................     2,709        1,834      1,182        --             --       5,725
Policyholder liabilities..................       894          182         47        42             39       1,204
Separate account liabilities..............     2,709        1,834      1,182        --             --       5,725

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2000                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   70       $   --      $ --       $ 36          $ 19       $  125
Universal life and investment-type product
  policy fees.............................       210           25         7         --            30          272
Net investment income.....................       (13)          (1)        1         --            76           63
Other revenues............................        11           10         7          8           247          283
Net investment gains (losses).............        35            2        (2)        --           (63)         (28)
Policyholder benefits and claims..........        83            6        --         31            30          150
Interest credited to policyholder.........        13            2         3         --             2           20
Policyholders' Dividends..................         3           --        --         --            15           18
Other Expenses............................       153           33         8         13           283          490
Income (loss) before provision for income
  taxes...................................        61           (5)        2         --           (21)          37
Provision (benefit) for income taxes......         9           (3)        2         --            17           25
Net income (loss).........................        52           (2)       --         --           (38)          12
Total assets..............................     3,634        1,788       773        406           962        7,563
Deferred policy acquisition costs.........       915           83        11         12            --        1,021
Separate account assets...................     2,879        1,704       726        342            --        5,651
Policyholder liabilities..................       676           70        38         58            11          853
Separate account liabilities..............     2,879        1,704       726        342            --        5,651

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 1999                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   63       $   --      $ --       $ 29         $   32      $  124
Universal life and investment-type product
  policy fees.............................       198           17         4         --             22         241
Net investment income.....................       (31)          --        --         --             99          68
Other revenues............................        23            7         3         34            148         215
Net investment gains (losses).............        --           --        --         --              3           3
Policyholder benefits and claims..........       125            5        --         24             39         193
Interest credited to policyholder.........         9            2         1         --             (1)         11
Policyholders' Dividends..................         2           --        --         --             19          21
Other Expenses............................       123           22         6         36            164         351
Income (loss) before provision for income
  taxes...................................        (6)          (5)       --          3             83          75
Provision (benefit) for income taxes......         1           (2)       --          1             29          29
Net income (loss).........................        (7)          (3)       --          2             54          46
Total assets..............................     3,276        1,441       569        266          1,579       7,131
Deferred policy acquisition costs.........       772           63        10          9             77         931
Separate account assets...................     2,705        1,399       518        218             --       4,840
Policyholder liabilities..................       536           44        45         44            518       1,187
Separate account liabilities..............     2,705        1,399       518        218             --       4,840

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                               BOSTON, MA 02116

                                    RECEIPT


This is to acknowledge receipt of an Enterprise Executive Advantage Prospectus dated May 1, 2002. This Variable Life policy is offered by New England Life Insurance Company.


------ --------------------
(Date) (Client's Signature)

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                        ZENITH EXECUTIVE ADVANTAGE PLUS
         FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICIES

                        Supplement Dated May 1, 2002 to
        Prospectuses Dated April 30, 1999, May 1, 2000 and May 1, 2001

   This supplement updates certain information contained in the prospectuses dated April 30, 1999, May 1, 2000 and May 1, 2001, as periodically and annually supplemented.


                        ZENITH EXECUTIVE ADVANTAGE 2000
         FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICIES

                        Supplement Dated May 1, 2002 to
                         Prospectus Dated May 1, 2001

   This supplement updates certain information contained in the prospectus dated May 1, 2001, as periodically supplemented.

   You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Executive Advantage Plus and Zenith Executive Advantage 2000 Policies are no longer available for sale.

   NELICO is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL
PERFORM.

                         INTRODUCTION TO THE POLICIES

COMMUNICATIONS AND PAYMENTS

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us, if we receive a request or payment conforming to our administrative procedures at our Designated Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

   The Designated Office for various Policy transactions is as follows:

              Premium Payments          New England Financial 75
                                        Remittance Drive,
                                        Suite 1672
                                        Chicago, IL 60675-1672

              All Other Matters         New England
                                        Financial/MetLife P.O.
                                        Box 547 Warwick, RI
                                        02887-0547 (888) 458-2654

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

   CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. Daily charges against the Eligible Fund portfolios are deducted for investment advisory services and fund operating expenses.

   ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each New England Zenith Fund series, based on actual expenses for 2001 (anticipated expenses for 2002 for the FI Mid Cap Opportunities Series), after giving effect to any applicable expense deferral arrangement:

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE DEFERRAL)

                                         MANAGEMENT  OTHER   TOTAL ANNUAL
      SERIES                                FEES    EXPENSES   EXPENSES
      ------                             ---------- -------- ------------
      Zenith Equity.....................    .66%      .09%       .75%*
      State Street Research Bond Income.    .40%      .09%       .49%
      State Street Research Money Market    .35%      .07%       .42%
      MFS Total Return..................    .50%      .13%       .63%
      FI Structured Equity..............    .68%      .10%       .78%**
      Loomis Sayles Small Cap...........    .90%      .10%      1.00%
      Harris Oakmark Focused Value......    .75%      .12%       .87%**
      Balanced..........................    .70%      .13%       .83%
      Davis Venture Value...............    .75%      .08%       .83%**
      Alger Equity Growth...............     75%      .09%       .84%
      MFS Investors Trust...............    .75%      .15%       .90%***
      MFS Research Managers.............    .75%      .15%       .90%***
      FI Mid Cap Opportunities..........    .80%      .15%       .95%***

--------
 * Effective May 1, 2002, the Zenith Equity Series became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series, and the Capital Guardian U.S. Equity Series (together, the "Underlying Series"). The Zenith Equity Series does not have a management fee, but has its own operating expenses, and will also bear indirectly the management fees and other expenses of the Underlying Series. Investing in a fund of funds, like the Zenith Equity Series, involves some duplication of expenses, and may be more expensive than investing in a series that is not a fund of funds. The expenses shown for the Zenith Equity Series for the year ended December 31, 2001, have been restated to reflect the impact of such indirect expenses of the Underlying Series, based upon the equal allocation of assets among the three Underlying Series. MetLife Advisers maintains the equal division of assets among the Underlying Series by rebalancing Zenith Equity Series' assets each fiscal quarter. Actual expenses, however may vary as the allocation of assets to the various Underlying Series will fluctuate slightly during the course of each quarter. The Zenith Fund prospectus provides more specific information on the fees and expenses of the Zenith Equity Series.
** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .74% for the FI Structured Equity Series, .84% for the Harris Oakmark Focused Value Series and .82% for the Davis Venture Value Series.
***Without the applicable expense deferral arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been: MFS Investors Trust Series, 1.37% and MFS Research Managers Series, 1.06%. Anticipated Total Annual Expenses for the FI Mid Cap Opportunities Series (annualized from its May 1, 2002 start date) would be 1.30%.

   Our affiliate, MetLife Advisers, LLC (formerly New England Investment Management, LLC), advises the series of the Zenith Fund. MetLife Advisers and the Zenith Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Series of the Zenith Fund, so that Total Annual Expenses of these Series will not exceed, at any time prior to April 30, 2003, the following percentages: .90% for the MFS Investors Trust Series; .90% for MFS Research Managers Series; and .95% for the FI Mid Cap Opportunities Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed by a Series for fees waived or Expenses paid if, in the future, actual Expenses are less than these expense limits.

   METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2001 (in the case of the State Street Research Large Cap Value Portfolio, anticipated expenses for 2002), after any applicable expense subsidy, as a percentage of Portfolio net assets.

                                                                        TOTAL
                                                   MANAGEMENT  OTHER    ANNUAL
 PORTFOLIO                                            FEES    EXPENSES EXPENSES
 ---------                                         ---------- -------- --------
 Putnam Large Cap Growth..........................    .80%      .20%    1.00%*
 Janus Mid Cap....................................    .67%      .07%     .74%
 Russell 2000 Index...............................    .25%      .30%     .55%*
 Putnam International Stock.......................    .90%      .26%    1.16%**
 MetLife Stock Index..............................    .25%      .06%     .31%
 MetLife Mid Cap Stock Index......................    .25%      .20%     .45%*
 Morgan Stanley EAFE Index........................    .30%      .45%     .75%*
 Lehman Brothers Aggregate Bond Index.............    .25%      .13%     .38%
 State Street Research Aurora.....................    .85%      .13%     .98%
 Janus Growth.....................................    .80%      .15%     .95%*
 State Street Research Investment Trust...........    .48%      .05%     .53%**
 Franklin Templeton Small Cap Growth..............    .90%      .15%    1.05%*
 Neuberger Berman Partners Mid Cap Value..........    .69%      .12%     .81%**
 Harris Oakmark Large Cap Value...................    .75%      .11%     .86%**
 State Street Research Large Cap Value............    .70%      .15%     .85%*

--------
 * Without the applicable expense subsidy arrangement (similar to that described below), Total Annual Expenses for the year ended December 31, 2001 would have been 1.12% for the Putnam Large Cap Growth Portfolio, .56% for the Russell 2000 Index Portfolio, .52% for the MetLife Mid Cap Stock Index Portfolio, .82% for the Morgan Stanley EAFE Index Portfolio, 2.26% for the Janus Growth Portfolio and 2.69% for the Franklin Templeton Small Cap Growth Portfolio. Anticipated Total Annual Expenses for the State Street Research Large Cap Value Portfolio would be 1.56% (annualized since the Portfolio's start date of May 1, 2002). Expenses for the Morgan Stanley EAFE Index Portfolio have been restated to reflect the terms of the expense arrangement described below.
** Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been 1.14% for the Putnam International Stock Portfolio, .50% for the State Street Research Investment Trust Portfolio, .69% for the Neuberger Berman Partners Mid Cap Value Portfolio and .84% for the Harris Oakmark Large Cap Value Portfolio.

   MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2003, the following percentages: 1.00% for the Putnam Large Cap Growth Portfolio; .55% for the Russell 2000 Index Portfolio; .45% for the MetLife Mid Cap Stock Index Portfolio; .75% for the Morgan Stanley EAFE Index Portfolio; ..95% for the Janus Growth Portfolio; 1.05% for the Franklin Templeton Small Cap Growth Portfolio; and .85% for the State Street Research Large Cap Value Portfolio. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Janus Growth Portfolio, the Franklin Templeton Small Cap Growth Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.

   MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory LLC ("Met Investors Advisory") (formerly known as Met Investors Advisory Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The total operating expenses of the Portfolios for the year ended December 31, 2001, after any applicable expense subsidy, as a percentage of Portfolio average net assets, were:

                                                                        TOTAL
                                                  MANAGEMENT  OTHER    ANNUAL
 PORTFOLIO                                           FEES    EXPENSES EXPENSES*
 ---------                                        ---------- -------- ---------
 MFS Mid Cap Growth..............................    .00%      .80%      .80%
 PIMCO Innovation................................    .00%     1.10%     1.10%
 Met/AIM Mid Cap Core Equity.....................    .00%      .90%      .90%
 Mid/AIM Small Cap Growth........................    .00%     1.05%     1.05%
 PIMCO Total Return..............................    .00%      .65%      .65%
 State Street Research Concentrated International    .00%     1.10%     1.10%

--------
* Met Investors Advisory and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that the Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2003, the following percentages: .80% for the MFS Mid Cap Growth Portfolio, 1.10% for the PIMCO Innovation Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, .65% for the PIMCO Total Return Portfolio and 1.10% for the State Street Research Concentrated International Portfolio. Absent this Agreement, Total Annual Expenses (and Management Fees) for the period ended December 31, 2001 would have been 2.35% (.65%) for the MFS Mid Cap Growth Portfolio, 3.97% (1.05%) for the PIMCO Innovation Portfolio and 1.15% (.50%) for the PIMCO Total Return Portfolio (annualized from the February 12, 2001 start date for these Portfolios); and 6.93% (.75%) for the Met/AIM Mid Cap Core Equity Portfolio, 4.97% (.90%) for the Met/AIM Small Cap Growth Portfolio and 5.44% (.85%) for the State Street Research Concentrated International Portfolio (annualized from the October 9, 2001 start date for these Portfolios). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.

   VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:

                                                                        TOTAL
                                                  MANAGEMENT  OTHER    ANNUAL
PORTFOLIO                                            FEES    EXPENSES EXPENSES*
---------                                         ---------- -------- ---------
VIP Equity-Income................................    .48%      .10%     .58%
VIP Overseas.....................................    .73%      .19%     .92%
VIP High Income..................................    .58%      .13%     .71%
VIP II Asset Manager.............................    .53%      .11%     .64%

--------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .57% for VIP Equity-Income Portfolio, .87% for VIP Overseas Portfolio, .70% for VIP High Income Portfolio and .63% for VIP II Asset Manager Portfolio.

   AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2001, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:

                                           MANAGEMENT 12B-1  OTHER   TOTAL ANNUAL
FUND                                          FEES    FEES  EXPENSES   EXPENSES
----                                       ---------- ----- -------- ------------
American Funds Growth.....................    .37%    .25%    .01%       .63%
American Funds Growth-Income..............    .33%    .25%    .02%       .60%
American Funds Global Small Capitalization    .80%    .25%    .03%      1.08%

   An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.

INVESTMENT OPTIONS

   You can allocate your Policy's premiums and cash value among the Sub-Accounts of the Variable Account and the Fixed Account in any combination, and among as many accounts (including the Fixed Account) as you choose. You must allocate whole percentages.

   You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Communications and Payments".)

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

   The Zenith State Street Research Money Market Series (formerly, the Back Bay Advisors Money Market Series). Its investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Series may become extremely low and possibly negative.

   The Zenith State Street Research Bond Income Series (formerly, the Back Bay Advisors Bond Income Series). Its investment objective is a competitive total return primarily from investing in fixed-income securities.

   The Zenith Equity Series (formerly, the Capital Growth Series). Its investment objective is long-term capital appreciation.

   The Zenith MFS Total Return Series (formerly, the Back Bay Advisors Managed Series). Its investment objective is a favorable total return through investment in a diversified portfolio.

   The Zenith FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Its investment objective is long-term growth of capital.

   The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

   The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

   The Zenith Harris Oakmark Focused Value Series (formerly, the Harris Oakmark Mid Cap Value Series). Its investment objective is long-term capital appreciation.

   The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

   The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.

   The Zenith MFS Investors Trust Series (formerly, the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

   The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

   The Zenith FI Mid Cap Opportunities Series. Its investment objective is long-term growth of capital.

   The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

   The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

   The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

   The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.

   The Metropolitan MetLife Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.

   The Metropolitan MetLife Mid Cap Stock Index Portfolio. Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.

   The Metropolitan Morgan Stanley EAFE Index Portfolio. Its investment objective is to equal the performance of the MSCI EAFE Index.

   The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio. Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

   The Metropolitan State Street Research Aurora Portfolio (formerly, the State Street Research Aurora Small Cap Value Portfolio). Its investment objective is high total return consisting principally of capital appreciation.

   The Metropolitan Janus Growth Portfolio. Its investment objective is long-term growth of capital.

   The Metropolitan State Street Research Investment Trust Portfolio (formerly, the State Street Research Growth Portfolio). Its investment objective is long-term growth of capital and income.

   The Metropolitan Franklin Templeton Small Cap Growth Portfolio. Its investment objective is long-term capital growth.

   The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio. Its investment objective is capital growth.

   The Metropolitan Harris Oakmark Large Cap Value Portfolio. Its investment objective is long-term capital appreciation.

   The Metropolitan State Street Research Large Cap Value Portfolio. Its investment objective is long-term growth of capital.

   The Met Investors MFS Mid Cap Growth Portfolio. Its investment objective is long-term growth of capital.

   The Met Investors PIMCO Innovation Portfolio. Its investment objective is to seek capital appreciation: no consideration is given to income.

   The Met Investors Met/AIM Mid Cap Core Equity Portfolio. Its investment objective is long-term growth of capital.

   The Met Investors Met/AIM Small Cap Growth Portfolio. Its investment objective is long-term growth of capital.

   The Met Investors PIMCO Total Return Portfolio. Its investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

   The Met Investors State Street Research Concentrated International Portfolio. Its investment objective is long-term growth of capital.

   The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the S&P 500.

   The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

   The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

   The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

   The American Funds Insurance Series American Funds Growth Fund. Its investment objective is to seek capital appreciation through stocks.

   The American Funds Insurance Series American Funds Growth-Income Fund. Its investment objective is to seek capital appreciation and income.

   The American Funds Insurance Series American Funds Global Small Capitalization Fund. Its investment objective is to seek capital appreciation through stocks.

   The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.

   VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

   The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

   The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks, is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

   The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT

   MetLife Advisers, LLC (formerly New England Investment Management, LLC) is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

              SERIES                               SUB-ADVISER
              ------                               -----------
Zenith Equity                      N/A
State Street Research Money Market State Street Research and Management Company
State Street Research Bond Income  State Street Research and Management Company
MFS Total Return                   Massachusetts Financial Services Company
FI Structured Equity               Fidelity Management & Research Company
Loomis Sayles Small Cap            Loomis, Sayles & Company, L.P.
Balanced                           Wellington Management Company, LLP
Harris Oakmark Focused Value       Harris Associates L.P.
Davis Venture Value                Davis Selected Advisers, L.P.***
Alger Equity Growth                Fred Alger Management, Inc.
MFS Investors Trust                Massachusetts Financial Services Company
MFS Research Managers              Massachusetts Financial Services Company
FI Mid Cap Opportunities           Fidelity Management & Research Company

--------
* Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

   Effective May 1, 2002, the Zenith Equity Series (formerly, the Capital Growth Series) became a "fund of funds" that invests equally in three other series of the Zenith Fund--the FI Structured Equity Series, the Jennison Growth Series and the Capital Guardian U.S. Equity Series. The sub-advisers to these funds are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively. Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Series until May 1, 2002. Also effective May 1, 2002, Fidelity Management & Research Company became the sub-adviser to the FI Structured Equity Series (formerly, the Westpeak Growth and Income Series). Prior to that time, Westpeak Investment Advisors, L.P. was the sub-adviser. In the case of the State Street Research Money Market Series, the State Street Research Bond Income Series, the MFS Total Return Series, the FI Structured Equity Series, the Loomis Sayles Small Cap Series and the Harris Oakmark Focused Value Series, MetLife Advisers became the adviser on May 1, 1995. The State Street Research Money Market Series', State Street Research Bond Income Series' and MFS Total Return Series' sub-adviser was Back Bay Advisors, L.P. until July 1, 2001. At that time State Street Research and Management Company became the sub-adviser to the State Street Research Money Market and Bond Income Series and Massachusetts Financial Services Company became the sub-adviser to the MFS Total Return Series. The Harris Oakmark Focused Value Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates L.P. became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles & Company, L.P. until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

   MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The chart below shows the sub-investment manager for each Portfolio of the Metropolitan Series Fund.

               PORTFOLIO                           SUB-INVESTMENT MANAGER
               ---------                           ----------------------
Putnam Large Cap Growth                 Putnam Investment Management, LLC
Janus Mid Cap                           Janus Capital Corporation
Russell 2000 Index                      Metropolitan Life Insurance Company*
Putnam International Stock              Putnam Investment Management, LLC
MetLife Stock Index                     Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index             Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index               Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index    Metropolitan Life Insurance Company*
State Street Research Aurora            State Street Research and Management Company
Janus Growth                            Janus Capital Corporation
State Street Research Investment Trust  State Street Research and Management Company
Franklin Templeton Small Cap Growth     Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value Neuberger Berman Management Inc.
Harris Oakmark Large Cap Value          Harris Associates L.P.
State Street Research Large Cap Value   State Street Research and Management Company

--------
* Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.

   Met Investors Advisory LLC (formerly known as Met Investors Advisory Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the Manager for the Portfolios of the Met Investors Series Trust. For more information regarding the Manager and Advisers of the Met Investors Series Trust, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The following chart shows the Adviser for each portfolio of the Met Investors Series Trust.

                   PORTFOLIO                                       ADVISER
                   ---------                                       -------
MFS Mid Cap Growth                               Massachusetts Financial Services Company
PIMCO Innovation                                 PIMCO Equity Advisors
Met/AIM Mid Cap Core Equity                      AIM Capital Management, Inc.
Met/AIM Small Cap Growth                         AIM Capital Management, Inc.
PIMCO Total Return                               Pacific Investment Management Company LLC
State Street Research Concentrated International State Street Research and Management Company

   Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.

   Capital Research and Management Company ("Capital Research") is the investment adviser for the American Funds Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer only to the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II, we offer Initial Class shares only, and for the American Funds Insurance Series, we offer Class 2 shares only.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies which are at or near being fully paid-up in the first two Policy years, Policies issued on a rated or guaranteed issue basis, and Policies with term riders added. It is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.

   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. A material change may also occur if you request an increase in the face amount of your Policy. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments, to limit increases in face amount, or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax adviser should be consulted when considering a loan.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Loans may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

   The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant, and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

       NAME AND PRINCIPAL                              PRINCIPAL BUSINESS EXPERIENCE
        BUSINESS ADDRESS                                DURING THE PAST FIVE YEARS
       ------------------                              -----------------------------
James M. Benson.................. Chairman, President and Chief Executive Officer of NELICO since 1998 and President, Individual Business of Metropolitan Life Insurance
                                    Company since 1999; formerly, Director, President and Chief
                                    Operating Officer 1997-1998 of NELICO; President and Chief
                                    Executive Officer 1996-1997 of Equitable Life Assurance Society;
                                    President and Chief Operating Officer 1996-1997 of Equitable
                                    Companies, Inc.

Susan C. Crampton................ Director of NELICO since 1996 and serves as Principal of The Vermont
  6 Tarbox Road                     Partnership, a business consulting firm located in Jericho, Vermont
  Jericho, VT 05465                 since 1989.

Edward A. Fox.................... Director of NELICO since 1996 and Chairman of the Board of USA
  USA Education, Inc.               Education, Inc. since 2001, formerly, Chairman of the Board 1997-
  11600 Sally Mae Drive             2001 of SLM Holdings.
  Reston, VA 20193

George J. Goodman................ Director of NELICO since 1996 and author, television journalist, and
  Adam Smith's Global Television    editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153

Dr. Evelyn E. Handler............ Director of NELICO since 1996 and President of Merrimack Higher
  Ten Sterling Place                Education Associates, Inc. since 1998; formerly Director 1987-1996
  Bow, NH 03304                     of New England Mutual and Executive Director and Chief Executive
                                    Officer 1994-1997 of the California Academy of Sciences.

Philip K. Howard, Esq............ Director of NELICO since 1996 and Partner of the law firm of Covington
  Covington & Burling               & Burling in New York City.
  1330 Avenue of the Americas
  New York, NY 10019

Bernard A. Leventhal............. Director of NELICO since 1996; formerly, Vice Chairman of the Board of
  Burlington Industries             Directors 1995-1998 of Burlington Industries, Inc.; Director and
  580 Park Avenue                   Executive Vice President 1993-1995 of Burlington Menswear Division.
  New York, NY 10021

Thomas J. May.................... Director of NELICO since 1996 and Chairman and Chief Executive Officer
  NSTAR                             of NSTAR since 2000; formerly, Chairman, President and Chief
  800 Boylston Street               Executive Officer 1994-2000 of Boston Edison Company and Director
  Boston, MA 02199                  1994-1996 of New England Mutual.

Stewart G. Nagler................ Director of NELICO since 1996 and Vice Chairman and Chief Financial
  Metropolitan Life                 Officer of Metropolitan Life Insurance Company since 1998; formerly,
  Insurance Co.                     Senior Executive Vice President and Chief Financial Officer 1986-1998
  One Madison Avenue                of Metropolitan Life Insurance Company.
  New York, NY 10010

         NAME AND PRINCIPAL                                PRINCIPAL BUSINESS EXPERIENCE
          BUSINESS ADDRESS                                  DURING THE PAST FIVE YEARS
         ------------------                                -----------------------------

Catherine A. Rein.................... Director of NELICO since 1998 and President and Chief Executive Officer
  Metropolitan Property and Casualty    of Metropolitan Property and Casualty Insurance Company since
  Insurance Company                     1999; formerly, Senior Executive Vice President 1998-1999; Executive
  700 Quaker Lane                       Vice President 1989-1998 of Metropolitan Life Insurance Company.
  Warwick, RI 02887

Rand N. Stowell...................... Director of NELICO since 1996 and President of United Timber Corp.
  P.O. Box 60                           and President, Randwell Co. since 2000 of Weld, Maine; formerly,
  Weld, ME 04285                        Director 1990-1996 of New England Mutual.

Lisa M. Weber........................ Director of NELICO since 2000 and Senior Executive Vice President and
  Metropolitan Life Insurance Company   Chief Administrative Officer of Metropolitan Life Insurance Company
  One Madison Avenue                    since 2001; formerly, Executive Vice President 1998-2001 of
  New York, New York 10010              Metropolitan Life; Director of Diversity Strategies and Development
                                        and an Associate Director of Human Resources of Paine Webber.

                         EXECUTIVE OFFICERS OF NELICO
                             OTHER THAN DIRECTORS

                                                         PRINCIPAL BUSINESS EXPERIENCE
                NAME                                      DURING THE PAST FIVE YEARS
                ----                                     -----------------------------

James M. Benson...................... See Directors above.

David W. Allen....................... Senior Vice President of NELICO since 1996 and Vice President of
                                        Metropolitan Life Insurance Company since 2000.

Mary Ann Brown....................... President, New England Products and Services of NELICO since 1998 and Senior Vice President of Metropolitan Life Insurance Company
                                        since 2000; formerly, Director, Worldwide Life Insurance 1997-1998 for Swiss Reinsurance New Markets; President & Chief Executive
                                        Officer 1996-1998 of Atlantic International Reinsurance Company;
                                        Executive Vice President 1996-1997 of Swiss Re Atrium and Swiss
                                        Re Services and Principal 1987-1996 of Tillinghast/Towers Perrin.

Anthony J. Candito................... President, NEF Information Services and Chief Information Officer of
                                        NELICO since 1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly Senior Vice President 1996-
                                        1998 of NELICO.

Thom A. Faria........................ President, Career Agency System of NELICO since 1996 and
                                        President--NEF Distribution of Metropolitan Life Insurance Company
                                        since 2000.

Anne M. Goggin....................... Senior Vice President and General Counsel of NELICO since 2000 and
                                        Chief Counsel--Individual Business of Metropolitan Life Insurance
                                        Company since 2000; formerly, Senior Vice President and Associate
                                        General Counsel 1997-2000 and Vice President and Counsel 1996-
                                        1997 of NELICO.

Alan C. Leland, Jr................... Senior Vice President of NELICO since 1996 and Vice President of
                                        Metropolitan Life Insurance Company since 2000.

                                                 PRINCIPAL BUSINESS EXPERIENCE
            NAME                                  DURING THE PAST FIVE YEARS
            ----                                 -----------------------------

George J. Maloof............. Executive Vice President of NELICO since 2001 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000; formerly, Senior Vice President 1996-2001 of NELICO.

Kenneth D. Martinelli........ Executive Vice President of NELICO since 1999 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000; formerly, Vice President 1997-1999 of NELICO.

Thomas W. McConnell.......... Senior Vice President of NELICO since 1996 and Director, Chief
                                Executive Officer and President of New England Securities
                                Corporation since 1993.

Hugh C. McHaffie............. Senior Vice President of NELICO since 1999 and Senior Vice President of Metropolitan Life Insurance Company since 2000; formerly, Vice
                                President 1994-1999 of Manufacturers Life Insurance Company of
                                North America.

Stephen J. McLaughlin........ Senior Vice President of NELICO since 1999 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000; formerly, Vice President 1996-1999 of NELICO.

Thomas W. Moore.............. Senior Vice President of NELICO since 1996 and Senior Vice
                                President--NEF Distribution of Metropolitan Life Insurance Company
                                since 2000.

Kathryn F. Plazak............ Vice President, Secretary and Clerk of NELICO since 2001 and Vice
                                President of Metropolitan Life Insurance Company since 2000;
                                formerly, Vice President-Public Affairs and Administrative Officer
                                1999-2001, Second Vice President 1996-1999 of NELICO.

David Y. Rogers.............. Executive Vice President and Chief Financial Officer of NELICO since
                                1999 and Senior Vice President of Metropolitan Life Insurance
                                Company since 2000; formerly, Partner, Actuarial Consulting 1992-
                                1999 of Price Waterhouse Coopers LLP.

John G. Small, Jr............ President, New England Services of NELICO since 1997 and
                                Vice President of Metropolitan Life Insurance Company since 2000;
                                formerly, Senior Vice President 1996-1997 of NELICO.

   The principal business address for each of the directors and executive officers is the same as NELICO's except where indicated otherwise.

                                 VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

   Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

   We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

                               TOLL-FREE NUMBERS

   For information about historical values of the Variable Account Sub-Accounts, call 1-888-458-2654, or visit us online at http://www.nef.com.

   You may also call 1-888-458-2654 for Sub-Account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, as well as for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                                 LEGAL MATTERS

   Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                                    EXPERTS

   The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, State Street Research Bond Income Sub-Account, State Street Research Money Market Sub-Account, Westpeak Stock Index Sub-Account, MFS Total Return Sub-Account, Harris Oakmark Mid Cap Value Sub-Account, Westpeak Growth and Income Sub-Account, Loomis Sayles Small Cap Sub-Account, Salomon Brothers U.S. Government Sub-Account, Balanced Sub-Account, Alger Equity Growth Sub-Account, Davis Venture Value Sub-Account, Salomon Brothers Bond Opportunities Sub-Account, MFS Investors Trust Sub-Account, MFS Research Managers Sub-Account, Janus Mid Cap Sub-Account, Putnam Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, Putnam International Stock Sub-Account, MetLife Stock Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, State Street Research Aurora Small Cap Value Sub-Account, Janus Growth Sub-Account, VIP Equity-Income Sub-Account, VIP Overseas Sub-Account, VIP High Income Sub-Account, VIP II Asset Manager Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2001, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 22, 2002

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------

                                         CAPITAL          BOND          MONEY          TOTAL        MID CAP
                                          GROWTH         INCOME         MARKET        RETURN         VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $874,531,822   $114,180,090   $ 99,500,958   $69,489,979   $101,586,264


                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $85,380,506   $142,269,823

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers U.S
 Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000(R)
 Index Portfolio....     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------
                                         CAPITAL          BOND          MONEY                       MID CAP
                                          GROWTH         INCOME         MARKET        MANAGED        VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       482,509        281,027        379,226        39,065        202,271
 Dividends receivable................            --             --        155,204            --             --
                                       ------------   ------------   ------------   -----------   ------------
   Total Assets......................   875,014,331    114,461,117    100,035,388    69,529,044    101,788,535

LIABILITIES
 Due to New England Life Insurance
  Company............................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
   Total Liabilities.................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $808,335,611   $102,337,099   $ 87,640,575   $62,591,003   $ 90,808,798
                                       ============   ============   ============   ===========   ============

                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       53,575        111,127
 Dividends receivable................           --             --
                                       -----------   ------------
   Total Assets......................   85,434,081    142,380,950

LIABILITIES
 Due to New England Life Insurance
  Company............................    9,948,705     16,521,788
                                       -----------   ------------
   Total Liabilities.................    9,948,705     16,521,788
                                       -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $75,485,376   $125,859,162
                                       ===========   ============

                       See Notes to Financial Statements


                                         NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
    -------------------------------------------------------------------------------------------------   ------------------------
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   -----------   ----------
     $838,581    $17,909,444   $272,683,651   $270,803,178    $1,198,841     $4,720,184   $12,826,711   $29,287,581   $7,143,704

       13,714         30,995        230,767        251,499         7,500          1,857         8,393        27,925       14,559
           --             --             --             --            --             --            --            --           --
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
      852,295     17,940,439    272,914,418    271,054,677     1,206,341      4,722,041    12,835,104    29,315,506    7,158,263
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $25,527,238   $6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ===========   ==========


    METROPOLITAN SERIES FUND
     --------------------------
      RUSSELL     INTERNATIONAL
     2000 INDEX       STOCK
        SUB-          SUB-
      ACCOUNT        ACCOUNT
     ----------   -------------
     $5,951,708    $22,833,885

         34,615         85,257
             --             --
     ----------    -----------
      5,986,323     22,919,142
        766,762        701,642
     ----------    -----------
        766,762        701,642
     ----------    -----------
     $5,219,561    $22,217,500
     ==========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                METROPOLITAN SERIES FUND
                                       ---------------------------------------------------------------------------
                                         AURORA                                               MID CAP
                                        SMALL CAP       STOCK        AGGREGATE      EAFE       STOCK       JANUS
                                          VALUE         INDEX          BOND        INDEX       INDEX       GROWTH
                                          SUB-           SUB-          INDEX        SUB-        SUB-        SUB-
                                         ACCOUNT       ACCOUNT      SUB-ACCOUNT   ACCOUNT     ACCOUNT     ACCOUNT
                                       -----------   ------------   -----------   --------   ----------   --------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $16,873,571   $202,034,330   $4,435,911    $514,317   $1,111,396   $880,600

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers
 U.S. Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000 Index
 Portfolio..........     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................      106,190        282,841       52,871        112        4,536      7,385
 Dividends receivable................           --             --           --         --           --         --
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Assets......................   16,979,761    202,317,171    4,488,782    514,429    1,115,932    887,985

LIABILITIES
 Due to New England Life Insurance
  Company............................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Liabilities.................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $15,170,042   $178,259,419   $4,092,309   $437,268   $  960,133   $789,087
                                       ===========   ============   ==========   ========   ==========   ========

                       See Notes to Financial Statements

                                                                                                  VARIABLE
                                                                                                 INSURANCE
                                                             VARIABLE INSURANCE                   PRODUCTS
       AMERICAN FUNDS INSURANCE SERIES                          PRODUCTS FUND                     FUND II
----------------------------------------------   -------------------------------------------   --------------
                                    GLOBAL       ------------------------------------------------------------   --------------
                    GROWTH-         SMALL          EQUITY-                         HIGH            ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS        INCOME          MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-           SUB-             SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT         ACCOUNT           TOTAL
    -----------   -----------   --------------   ------------   ------------   -------------   --------------   --------------
    $21,101,194   $15,029,874     $2,308,057      169,937,860    106,565,449    $15,589,779     $16,996,984     $2,706,516,232



        111,571        74,367        5,739         (270,579)        94,324          5,745           3,436          2,734,419
             --            --           --               --             --             --              --            155,204
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
     21,212,765    15,104,241    2,313,796      169,667,281    106,659,773     15,595,524      17,000,420      2,709,405,855
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
    $18,835,977   $13,218,060   $2,069,538   $  152,307,613   $ 99,975,220    $13,310,484     $14,829,339     $2,437,650,305
    ===========   ===========   ==========   ==============   ============    ===========     ===========     ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     -----------------------------------------------------------------------------------

                                        CAPITAL         BOND        MONEY         STOCK          TOTAL         MIDCAP
                                        GROWTH         INCOME       MARKET        INDEX          RETURN         VALUE
                                         SUB-           SUB-         SUB-          SUB-           SUB-          SUB-
                                        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                     -------------   ----------   ----------   ------------   ------------   -----------
INCOME
 Dividends.........................  $  14,861,966   $7,824,384   $3,437,775   $  7,336,294   $ 13,736,454   $   378,221

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................      5,409,982      639,637      495,268        528,534        436,823       481,741
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net investment income (loss)......      9,451,984    7,184,747    2,942,507      6,807,760     13,299,631      (103,520)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     81,288,400    1,588,195           --     44,833,445      5,621,175     3,374,127
  End of period....................   (113,782,828)   1,880,119           --             --    (10,785,665)   20,021,825
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net change in unrealized
  appreciation (depreciation)......   (195,071,228)     291,924           --    (44,833,445)   (16,406,840)   16,647,698
 Net realized gain (loss) on
  investments......................     (2,138,650)      (7,181)          --     27,004,313        (18,326)       26,315
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net realized and unrealized gain
  (loss) on investments............   (197,209,878)     284,743           --    (17,829,132)   (16,425,166)   16,674,013
                                     -------------   ----------   ----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(187,757,894)  $7,469,490   $2,942,507   $(11,021,372)  $ (3,125,535)  $16,570,493
                                     =============   ==========   ==========   ============   ============   ===========


                                             NEW ENGLAND ZENITH FUND
                                     ----------------------------------------
                                        GROWTH
                                         AND           SMALL          U.S.
                                        INCOME          CAP        GOVERNMENT
                                         SUB-           SUB-          SUB-
                                       ACCOUNT        ACCOUNT       ACCOUNT
                                     ------------   ------------   ----------
INCOME
 Dividends.........................  $    814,774   $ 10,644,439    $50,491

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................       591,043        900,016      7,530
                                     ------------   ------------    -------
 Net investment income (loss)......       223,731      9,744,423     42,961

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     1,010,940     30,103,161     19,698
  End of period....................   (13,488,840)     6,326,103     23,858
                                     ------------   ------------    -------
 Net change in unrealized
  appreciation (depreciation)......   (14,499,780)   (23,777,058)     4,160
 Net realized gain (loss) on
  investments......................      (100,512)        (5,616)        86
                                     ------------   ------------    -------
 Net realized and unrealized gain
  (loss) on investments............   (14,600,292)   (23,782,674)     4,246
                                     ------------   ------------    -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(14,376,561)  $(14,038,251)   $47,207
                                     ============   ============    =======

                       See Notes to Financial Statements

                                                                                           METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------   --------------------------

                     EQUITY                         BOND                     RESEARCH                     LARGE CAP
     BALANCED        GROWTH        VENTURE      OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP        GROWTH
       SUB-           SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
    -----------   ------------   ------------   -------------   ---------   -----------   ------------   -----------
       $712,069   $ 17,711,821   $ 25,909,682     $  93,555     $  17,364   $   129,228   $         --   $        --
        120,816      1,827,854      1,680,747        10,518        24,863        81,648        161,569        36,744
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
        591,253     15,883,967     24,228,935        83,037        (7,499)       47,580       (161,569)      (36,744)
     (1,826,493)      (556,076)    56,304,584       (88,187)          (63)   (1,124,252)   (11,653,506)   (1,227,677)
     (3,290,308)   (51,972,912)       526,357      (106,595)     (702,733)   (4,696,987)   (22,954,319)   (3,235,963)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,463,815)   (51,416,836)   (55,778,227)      (18,408)     (702,670)   (3,572,735)   (11,300,813)   (2,008,286)
        (21,371)    (3,900,025)       (20,358)          340       (11,947)     (277,116)      (417,064)     (249,945)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)     (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
    $  (893,933)  $(39,432,894)  $(31,569,650)    $  64,969     $(722,116)  $(3,802,271)  $(11,879,446)  $(2,294,975)
    ===========   ============   ============     =========     =========   ===========   ============   ===========

     METROPOLITAN SERIES FUND
---  -------------------------
      RUSSELL
       2000      INTERNATIONAL
       INDEX         STOCK
       SUB-          SUB-
      ACCOUNT       ACCOUNT
     ---------   -------------
     $  10,030    $   766,200
        22,945        138,598
     ---------    -----------
       (12,915)       627,602
      (642,986)       585,388
      (305,601)    (4,428,172)
     ---------    -----------
       337,385     (5,013,560)
       (22,652)      (115,753)
     ---------    -----------
       314,733     (5,129,313)
     ---------    -----------
     $ 301,818    $(4,501,711)
     =========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                              METROPOLITAN SERIES FUND
                                                    -----------------------------------------------------------------------------
                                                     AURORA                      AGGREGATE
                                                    SMALL CAP       STOCK          BOND         EAFE        MID CAP
                                                      VALUE         INDEX          INDEX       INDEX      STOCK INDEX     GROWTH
                                                      SUB-           SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT*      ACCOUNT**      ACCOUNT*     ACCOUNT*     ACCOUNT*      ACCOUNT*
                                                    ---------    ------------    ---------    --------    -----------    --------
INCOME
 Dividends........................................  $     --     $         --     $    --     $    --       $    --      $     --

EXPENSE
 Mortality and expense risk charge (Note 3).......    33,101          767,826       6,116         591         1,777         1,591
                                                    --------     ------------     -------     -------       -------      --------
 Net investment income (loss).....................   (33,101)        (767,826)     (6,116)       (591)       (1,777)       (1,591)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
  investments:
  Beginning of period.............................        --               --          --          --            --            --
  End of period...................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
                                                    --------     ------------     -------     -------       -------      --------
 Net change in unrealized appreciation
  (depreciation)..................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
 Net realized gain (loss) on investments..........    (9,118)        (251,887)        822          16            26          (798)
                                                    --------     ------------     -------     -------       -------      --------
 Net realized and unrealized gain (loss) on
  investments.....................................   608,567      (14,927,811)     45,604      (4,166)       44,528       (40,483)
                                                    --------     ------------     -------     -------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $575,466     $(15,695,637)    $39,488     $(4,757)      $42,751      $(42,074)
                                                    ========     ============     =======     =======       =======      ========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                            VARIABLE
                                                                                            INSURANCE
                                                          VARIABLE INSURANCE                PRODUCTS
        AMERICAN FUNDS INSURANCE SERIES                      PRODUCTS FUND                   FUND II
    ----------------------------------------   -----------------------------------------   -----------   -------------
                                  GLOBAL
                   GROWTH-        SMALL          EQUITY-                        HIGH          ASSET
      GROWTH       INCOME     CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-         SUB-           SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*     ACCOUNT*       ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   ---------   --------------   ------------   ------------   -----------   -----------   -------------
    $   703,326   $ 247,020    $    19,030     $ 11,204,132   $ 24,381,084   $ 1,758,933   $   849,491   $ 143,597,763
         33,863      27,140          3,946        1,103,777        762,426        95,020       104,280      16,538,330
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
        669,463     219,880         15,084       10,100,355     23,618,658     1,663,913       745,211     127,059,433
             --          --             --       42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
       (243,374)    158,373        130,865       22,318,813    (37,794,980)   (8,913,158)   (1,740,917)   (241,069,861)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (243,374)    158,373        130,865      (20,180,653)   (34,163,623)   (2,905,218)   (1,423,225)   (481,222,211)
         (5,360)     (4,325)        (4,543)          (2,881)   (23,051,827)     (408,150)      (35,169)     (4,048,656)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (248,734)    154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)   (485,270,867)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       $420,729   $ 373,928    $   141,406     $(10,083,179)  $(33,596,792)  $(1,649,455)  $  (713,183)  $(358,211,434)
    ===========   =========    ===========     ============   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                         NEW ENGLAND ZENITH FUND
                                 ------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                   CAPITAL         BOND         MONEY         STOCK                       MID CAP         AND
                                    GROWTH        INCOME        MARKET        INDEX         MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
INCOME
 Dividends.....................  $  6,825,924   $        --   $4,511,876   $    149,711   $ 1,581,304   $        --   $ 2,499,909

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............     6,877,345       511,944      500,145      1,351,047       448,504       259,625       659,437
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net investment income
  (loss).......................       (51,421)     (511,944)   4,011,731     (1,201,336)    1,132,800      (259,625)    1,840,472

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   144,771,302    (4,499,584)          --     63,685,270     9,600,369    (4,330,144)    8,566,144
  End of period................    81,288,400     1,588,195           --     44,833,445     5,621,175     3,374,127     1,010,940
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (63,482,902)    6,087,779           --    (18,851,825)   (3,979,194)    7,704,271    (7,555,204)
 Net realized gain (loss) on
  investments..................        65,557       (36,738)          --       (203,449)      (42,829)      (23,066)      (18,902)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net realized and unrealized
  gain (loss) on investments...   (63,417,345)    6,051,041           --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(63,468,766)  $ 5,539,097   $4,011,731   $(20,256,610)  $(2,889,223)  $ 7,421,580   $(5,733,634)
                                 ============   ===========   ==========   ============   ===========   ===========   ===========


                                                NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------

                                    SMALL         U.S.                       EQUITY
                                     CAP       GOVERNMENT    BALANCED        GROWTH
                                    SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ----------   -----------   ------------
INCOME
 Dividends.....................  $ 1,181,882    $     --    $     5,904   $  3,306,492

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      902,187       7,636        117,597      1,981,053
                                 -----------    --------    -----------   ------------
 Net investment income
  (loss).......................      279,695      (7,636)      (111,693)     1,325,439

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   27,466,967     (56,822)    (1,387,395)    52,277,058
  End of period................   30,103,161      19,698     (1,826,493)      (556,076)
                                 -----------    --------    -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............    2,636,194      76,520       (439,098)   (52,833,134)
 Net realized gain (loss) on
  investments..................      145,497         148         79,174        416,391
                                 -----------    --------    -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...    2,781,691      76,668       (359,924)   (52,416,743)
                                 -----------    --------    -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 3,061,386    $ 69,032    $  (471,617)  $(51,091,304)
                                 ===========    ========    ===========   ============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                                           METROPOLITAN SERIES FUND
    ---------------------------------------------------------------------   -------------------------------------------------------
    INTERNATIONAL                                                                                         RUSSELL
       MAGNUM                         BOND                     RESEARCH                     LARGE CAP      2000+     INTERNATIONAL+
      EQUITY++        VENTURE     OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP+       GROWTH+       INDEX         STOCK
        SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-           SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    -------------   -----------   -------------   ---------   -----------   ------------   -----------   ---------   --------------
     $   374,965    $        --     $      --     $    966    $     2,453   $  1,356,774   $        --   $ 306,539      $    679
         128,687      1,440,887        10,241       13,612         41,150         62,269        10,822       5,829        17,583
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
         246,278     (1,440,887)      (10,241)     (12,646)       (38,697)     1,294,505       (10,822)    300,710       (16,904)
       3,645,897     38,403,888      (154,569)      20,670        138,291             --            --          --            --
         (48,155)    56,304,584       (88,187)         (63)    (1,124,252)   (11,653,506)   (1,227,677)   (642,986)      633,543
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,694,052)    17,900,696        66,382      (20,733)    (1,262,543)   (11,653,506)   (1,227,677)   (642,986)      633,543
         (10,214)      (178,858)        5,936       (1,002)        60,137        764,362         4,567      22,026         6,780
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,683,838)    17,721,838        72,318      (21,735)    (1,202,406)   (10,889,144)   (1,223,110)   (620,960)      640,323
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
     $(3,437,560)   $16,280,951     $  62,077     $(34,381)   $(1,241,103)  $ (9,594,639)  $(1,233,932)  $(320,250)     $623,419
     ===========    ===========     =========     ========    ===========   ============   ===========   =========      ========

                                                 VARIABLE
                                                 INSURANCE
                                                 PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND         FUND II
     ----------------------------------------   -----------   -------------

       EQUITY-                       HIGH          ASSET
       INCOME        OVERSEAS       INCOME        MANAGER
        SUB-           SUB-          SUB-          SUB-
       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     -----------   ------------   -----------   -----------   -------------
     $13,394,545   $ 16,105,748   $ 1,006,372   $ 1,452,323   $  54,064,366
       1,054,512      1,056,320       103,143        95,403      17,656,978
     -----------   ------------   -----------   -----------   -------------
      12,340,033     15,049,428       903,229     1,356,920      36,407,388
      42,410,113     51,864,228      (919,900)    1,757,628     433,259,411
      42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
     -----------   ------------   -----------   -----------   -------------
          89,353    (55,495,585)   (5,088,040)   (2,075,320)   (193,107,061)
        (452,602)        27,078       261,479        16,825         928,725
     -----------   ------------   -----------   -----------   -------------
        (363,249)   (55,468,507)   (4,826,561)   (2,058,495)   (192,178,336)
     -----------   ------------   -----------   -----------   -------------
     $11,976,784   $(40,419,079)  $(3,923,332)  $  (701,575)  $(155,770,948)
     ===========   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MID CAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
---  --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     ----------------------------------------------------------------------

                                        CAPITAL              BOND              MONEY              STOCK
                                         GROWTH             INCOME            MARKET              INDEX
                                          SUB-               SUB-              SUB-               SUB-
                                        ACCOUNT            ACCOUNT            ACCOUNT            ACCOUNT
                                     --------------      ------------      -------------      -------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $    9,451,984      $  7,184,747      $   2,942,507      $   6,807,760
 Net realized and unrealized gain
  (loss) on investments............    (197,209,878)          284,743                 --        (17,829,132)
                                     --------------      ------------      -------------      -------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (187,757,894)        7,469,490          2,942,507        (11,021,372)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................     120,702,047        16,079,114        183,577,288         13,318,097
 Net transfers (to) from other
  sub-accounts.....................     (43,536,243)       21,636,526       (144,125,333)         3,725,284
 Net transfers (to) from New
  England Life Insurance Company...    (104,356,611)      (17,084,744)       (28,415,100)      (183,028,543)
                                     --------------      ------------      -------------      -------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     (27,190,807)       20,630,896         11,036,855       (165,985,162)
                                     --------------      ------------      -------------      -------------
 Net increase (decrease) in net
  assets...........................    (214,948,701)       28,100,386         13,979,362       (177,006,534)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................   1,023,284,312        74,236,713         73,661,213        177,006,534
                                     --------------      ------------      -------------      -------------
NET ASSETS, AT END OF THE PERIOD...  $  808,335,611      $102,337,099      $  87,640,575      $          --
                                     ==============      ============      =============      =============


                                                                                NEW ENGLAND ZENITH FUND
                                     ------------------------------------------------------------------
                                                                            GROWTH
                                        TOTAL            MID CAP             AND              SMALL
                                        RETURN            VALUE             INCOME             CAP
                                         SUB-              SUB-              SUB-              SUB-
                                       ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT
                                     ------------      ------------      ------------      ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $ 13,299,631      $   (103,520)     $    223,731      $  9,744,423
 Net realized and unrealized gain
  (loss) on investments............   (16,425,166)       16,674,013       (14,600,292)      (23,782,674)
                                     ------------      ------------      ------------      ------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (3,125,535)       16,570,493       (14,376,561)      (14,038,251)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................    10,244,678        12,235,298        17,243,170        27,576,083
 Net transfers (to) from other
  sub-accounts.....................     3,235,428        34,392,616        (3,228,191)         (897,800)
 Net transfers (to) from New
  England Life Insurance Company...    (8,911,220)      (15,070,924)      (19,283,427)      (19,407,100)
                                     ------------      ------------      ------------      ------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     4,568,886        31,556,990        (5,268,448)        7,271,183
                                     ------------      ------------      ------------      ------------
 Net increase (decrease) in net
  assets...........................     1,443,351        48,127,483       (19,645,009)       (6,767,068)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................    61,147,652        42,681,315        95,130,385       132,626,230
                                     ------------      ------------      ------------      ------------
NET ASSETS, AT END OF THE PERIOD...  $ 62,591,003      $ 90,808,798      $ 75,485,376      $125,859,162
                                     ============      ============      ============      ============

                       See Notes to Financial Statements


                                                                                                         METROPOLITAN SERIES FUND
-----------------------------------------------------------------------------------------------------   --------------------------
                                                                                                                          LARGE
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                        CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP        GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-           SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   ------------   -----------
      $42,961    $   591,253   $ 15,883,967   $ 24,228,935    $   83,037     $   (7,499)  $    47,580   $   (161,569)  $   (36,744)
        4,246     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)      (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       47,207       (893,933)   (39,432,894)   (31,569,650)       64,969       (722,116)   (3,802,271)   (11,879,446)   (2,294,975)
                   3,491,442     64,300,826     54,072,478            --      1,104,466     3,666,773     10,576,777     2,041,506
       28,413        919,446      2,175,648     29,927,924       102,007      1,339,007     1,144,285      9,477,069     2,813,031
       (4,106)    (2,958,148)   (59,744,572)   (30,627,232)      (33,833)      (643,381)   (1,306,512)    (6,501,181)     (818,657)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       24,307      1,452,740      6,731,902     53,373,170        68,174      1,800,092     3,504,546     13,552,665     4,035,880
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       71,514        558,807    (32,700,992)    21,803,520       133,143      1,077,976      (297,725)     1,673,219     1,740,905
      753,927     15,019,446    272,882,939    216,183,147     1,035,189      3,009,703    11,606,566     23,854,019     4,495,828
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $ 25,527,238   $ 6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ============   ===========


      METROPOLITAN SERIES FUND
---  ---------------------------

       RUSSELL     INTERNATIONAL
     2000 INDEX        STOCK
        SUB-           SUB-
       ACCOUNT        ACCOUNT
     -----------   -------------
     $   (12,915)   $   627,602
         314,733     (5,129,313)
     -----------    -----------
         301,818     (4,501,711)
       1,367,109      5,579,942
       2,704,989      5,403,726
      (1,317,567)    (3,651,972)
     -----------    -----------
       2,754,531      7,331,696
     -----------    -----------
       3,056,349      2,829,985
       2,163,212     19,387,515
     -----------    -----------
     $ 5,219,561    $22,217,500
     ===========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                          METROPOLITAN SERIES FUND
                                 --------------------------------------------------------------------------
                                   AURORA         STOCK       AGGREGATE
                                  SMALL CAP       INDEX          BOND        EAFE      MID CAP
                                    VALUE         GROWTH        INDEX       INDEX       STOCK      GROWTH
                                    SUB-           SUB-          SUB-        SUB-       SUB-        SUB-
                                  ACCOUNT*       ACCOUNT*      ACCOUNT*    ACCOUNT*   ACCOUNT*    ACCOUNT*
                                 -----------   ------------   ----------   --------   ---------   ---------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (33,101)  $   (767,826)  $   (6,116)  $   (591)  $  (1,777)  $  (1,591)
 Net realized and unrealized
   gain (loss) on
   investments.................      608,567    (14,927,811)      45,604     (4,166)     44,528     (40,483)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      575,466    (15,695,637)      39,488     (4,757)     42,751     (42,074)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    1,478,099     26,483,557      384,578     68,580     158,146      64,937
 Net transfers (to) from other
   sub-accounts................   15,717,971     11,516,630    4,188,650    333,025     944,550     940,157
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (2,601,494)   155,954,869     (520,407)    40,420    (185,314)   (173,933)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase in net assets
    resulting from policy
    related transactions.......   14,594,576    193,955,056    4,052,821    442,025     917,382     831,161
                                 -----------   ------------   ----------   --------   ---------   ---------
 Net increase (decrease) in net
   assets......................   15,170,042    178,259,419    4,092,309    437,268     960,133     789,087
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................           --             --           --         --          --          --
                                 -----------   ------------   ----------   --------   ---------   ---------
NET ASSETS, AT END OF THE
 PERIOD........................  $15,170,042   $178,259,419   $4,092,309   $437,268   $ 960,133   $ 789,087
                                 ===========   ============   ==========   ========   =========   =========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                              VARIABLE
                                                                                              INSURANCE
                                                            VARIABLE INSURANCE                PRODUCTS
         AMERICAN FUNDS INSURANCE SERIES                       PRODUCTS FUND                   FUND II
    ------------------------------------------   -----------------------------------------   -----------   --------------
                    GROWTH-      GLOBAL SMALL      EQUITY-                        HIGH          ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*      ACCOUNT*        ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   -----------   --------------   ------------   ------------   -----------   -----------   --------------
    $   669,463   $   219,880     $   15,084     $ 10,100,355   $ 23,618,658   $ 1,663,913   $   745,211   $  127,059,433
       (248,734)      154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)    (485,270,867)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
        420,729       373,928        141,406      (10,083,179)   (33,596,792)   (1,649,455)     (713,183)    (358,211,434)
      1,979,441     1,528,344        199,909       23,566,426     22,864,761     3,376,955     3,516,423      632,847,250
     19,367,339    13,853,685      2,120,530        1,729,692     (2,729,062)    3,183,382     1,595,619               --
     (2,931,532)   (2,537,897)      (392,307)     (19,935,729)   (69,812,641)   (3,232,956)   (2,789,787)    (452,283,538)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,415,248    12,844,132      1,928,132        5,360,389    (49,676,942)    3,327,381     2,322,255      180,563,712
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,835,977    13,218,060      2,069,538       (4,722,790)   (83,273,734)    1,677,926     1,609,072     (177,647,722)
             --            --             --      157,030,403    183,248,954    11,632,558    13,220,267    2,615,298,027
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
    $18,835,977   $13,218,060     $2,069,538     $152,307,613   $ 99,975,220   $13,310,484   $14,829,339   $2,437,650,305
    ===========   ===========     ==========     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------------------------
                                                                                                                       GROWTH
                             CAPITAL           BOND           MONEY          STOCK                       MID CAP         AND
                              GROWTH          INCOME         MARKET          INDEX         MANAGED        VALUE        INCOME
                               SUB-            SUB-           SUB-            SUB-          SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $      (51,421)  $   (511,944)  $   4,011,731   $ (1,201,336)  $ 1,132,800   $  (259,625)  $ 1,840,472
 Net realized and
  unrealized gain (loss)
  on investments........     (63,417,345)     6,051,041              --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (63,468,766)     5,539,097       4,011,731    (20,256,610)   (2,889,223)    7,421,580    (5,733,634)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     134,719,373     12,375,855     236,841,520     39,147,722    10,169,186     6,884,739    17,754,814
 Net transfers (to) from
  other sub-accounts....     (53,936,979)    (1,050,289)   (209,452,023)    21,601,786    (1,102,701)       19,759        71,181
 Net transfers (to) from
  New England Life
  Insurance Company.....    (140,732,696)   (10,668,357)    (94,509,898)   (28,008,433)   (9,199,841)   (5,138,115)   (2,072,288)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........     (59,950,302)       657,209     (67,120,401)    32,741,075      (133,356)    1,766,383    15,753,707
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (123,419,068)     6,196,306     (63,108,670)    12,484,465    (3,022,579)    9,187,963    10,020,073
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380     68,040,407     136,769,883    164,522,069    64,170,231    33,493,352    85,110,312
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,023,284,312   $ 74,236,713   $  73,661,213   $177,006,534   $61,147,652   $42,681,315   $95,130,385
                          ==============   ============   =============   ============   ===========   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH        EQUITY++
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $    279,695    $ (7,636)   $  (111,693)  $  1,325,439   $    246,278
 Net realized and
  unrealized gain (loss)
  on investments........     2,781,691      76,668       (359,924)   (52,416,743)    (3,683,838)
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     3,061,386      69,032       (471,617)   (51,091,304)    (3,437,560)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    22,841,356          --      3,706,077     62,510,597      3,782,500
 Net transfers (to) from
  other sub-accounts....    37,692,753     (56,167)      (718,221)    85,404,643    (16,563,486)
 Net transfers (to) from
  New England Life
  Insurance Company.....   (20,021,929)    (16,248)    (2,786,161)   (22,586,575)            --
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........    40,512,180     (72,415)       201,695    125,328,665    (12,780,986)
                          ------------    --------    -----------   ------------   ------------
 Net increase (decrease)
  in net assets.........    43,573,566      (3,383)      (269,922)    74,237,361    (16,218,546)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $132,626,230    $753,927    $15,019,446   $272,882,939   $         --
                          ============    ========    ===========   ============   ============

 + For the period May 1, 2000 (Commencement of Operations) through December 31,
   2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   --------------------------------------------------------
                                                                                LARGE       RUSSELL
      VENTURE          BOND                      RESEARCH                        CAP         2000+      INTERNATIONAL+
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP+       GROWTH+       INDEX          STOCK
        SUB-           SUB-           SUB-         SUB-           SUB-          SUB-          SUB-           SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT
    ------------   -------------   ----------   -----------   ------------   -----------   ----------   --------------
    $ (1,440,887)   $  (10,241)    $  (12,646)  $   (38,697)  $  1,294,505   $   (10,822)  $  300,710    $   (16,904)
                        72,318        (21,735)   (1,202,406)   (10,889,144)   (1,223,110)    (620,960)       640,323
      17,721,838
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------

      16,280,951        62,077        (34,381)   (1,241,103)    (9,594,639)   (1,233,932)    (320,250)       623,419

      43,590,651            --        511,027     1,389,537      2,953,055       672,516      219,502        624,545

      52,137,520       (76,915)     2,126,907    11,980,716     31,992,287     5,876,190    1,935,622     20,720,805

     (42,296,007)      (11,007)      (286,688)   (1,310,787)    (1,496,684)     (818,946)     328,338     (2,581,254)
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
                       (87,922)     2,351,246    12,059,466     33,448,658     5,729,760    2,483,462     18,764,096
      53,432,164
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      69,713,115       (25,845)     2,316,865    10,818,363     23,854,019     4,495,828    2,163,212     19,387,515

     146,470,032     1,061,034        692,838       788,203             --            --           --             --
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
    $216,183,147    $1,035,189     $3,009,703   $11,606,566   $ 23,854,019   $ 4,495,828   $2,163,212    $19,387,515
    ============    ==========     ==========   ===========   ============   ===========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
              VARIABLE INSURANCE FUND              FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,340,033   $ 15,049,428   $   903,229   $ 1,356,920   $   36,407,388
         (363,249)   (55,468,507)   (4,826,561)   (2,058,495)    (192,178,336)
     ------------   ------------   -----------   -----------   --------------
       11,976,784    (40,419,079)   (3,923,332)     (701,575)    (155,770,948)
       24,790,229     45,688,246     3,195,995     2,631,829      677,000,871
      (10,695,232)    19,044,295       658,505     2,389,044               --
      (21,100,288)    32,597,100    (1,779,533)   (2,869,212)    (377,365,509)
     ------------   ------------   -----------   -----------   --------------
       (7,005,291)    97,329,641     2,074,967     2,151,661      299,635,362
     ------------   ------------   -----------   -----------   --------------
        4,971,493     56,910,562    (1,848,365)    1,450,086      143,864,414
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                                  NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632     $    1,388   $   (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)        29,340      103,725
     -----------   ------------    -----------    ------------    ----------     ----------   ----------

     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)        30,728      102,185

      4,093,455     31,646,457      3,430,299      32,031,496            --         75,935       86,667

      1,865,860     59,949,102      1,463,742      22,546,367         1,100        684,756      763,549

     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526        (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
                    60,736,669      2,512,627      30,710,346        10,626        662,110      686,018
      4,379,734
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)       692,838      788,203

     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $  692,838   $  788,203
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
---  -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has thirty-two investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II or American Funds Insurance Series. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m.
EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. MetLife Advisers, LLC (formerly, New England Investment Management, LLC.) is the investment adviser for the series of the Zenith Fund. The Chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

                   SERIES                                       SUB-ADVISER
                   ------                      ----------------------------------------------
Capital Growth                                 Capital Growth Management Limited Partnership*
State Street Research Money Market             State Street Research and Management Company**
State Street Research Bond Income              State Street Research and Management Company**
MFS Total Return+                              Massachusetts Financial Services Company**
Westpeak Growth and Income                     Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap Value****               Harris Associates L.P.
Loomis Sayles Small Cap                        Loomis, Sayles & Company, L.P.
Balanced***                                    Wellington Management Company, LLP.
Davis Venture Value*****                       Davis Selected Advisers, L.P.
Alger Equity Growth                            Fred Alger Management, Inc.
Salomon Brothers U.S. Government               Salomon Brothers Asset Management, Inc.
Salomon Brothers Strategic Bond Opportunities  Salomon Brothers Asset Management, Inc.
MFS Investors Series                           Massachusetts Financial Services Company
MFS Research Managers Series                   Massachusetts Financial Services Company

    * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.
   ** Prior to July 1, 2001, Back Bay Adviser, L.P. was the sub-adviser.
  *** Prior to May 1, 2000, Loomis Sayles & Company was the sub-adviser.
 **** Prior to May 1, 2000, Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. was subadviser. Prior to May 1, 1998, Loomis Sayles & Company, LLP was the sub-adviser.
***** Davis Selected may also delegate any of its responsibilities to Davis
      Selected Advisers -- NY, Inc., a wholly-owned subsidiary of Davis
      Selected.
    + Formerly, the Back Bay Advisers Managed Series.

The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts. The Metlife Stock Index Portfolio was substituted for the Westpeak Stock Index Series on April 27, 2001. The Westpeak Stock Index Series is no longer available for investment under the contracts.

MetLife Advisers became investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                  PORTFOLIO                                SUB-INVESTMENT MANAGER
                  ---------                    ----------------------------------------------
Putnam Large Cap Growth                        Putnam Investment Management, LLC
Janus Mid Cap                                  Janus Capital Corporation
Russell 2000 Index                             Metropolitan Life Insurance Company*
Putnam International Stock                     Putnam Investment Management, LLC
MetLife Stock Index                            Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                    Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                      Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index           Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value   State Street Research and Management Company
Janus Growth                                   Janus Capital Corporation

* Metropolitan Life Insurance Company became sub-investment manager on May 1, 2001.

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2001:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series.......................................   187,210,262     234,291,654
State Street Research Money Market Series...................   297,971,187     291,611,817
State Street Research Bond Income Series....................    55,805,111      31,541,078
MFS Total Return Series.....................................    25,517,356      20,713,998
Westpeak Stock Index Series.................................    29,577,087      20,705,826
Westpeak Growth and Income Series...........................    31,857,925      29,133,954
Harris Oakmark Mid Cap Value Series.........................    62,984,945      25,824,328
Loomis Sayles Small Cap Series..............................    57,316,690      50,868,764
Balanced Series.............................................     7,921,255       6,114,641
Davis Venture Value Series..................................   123,357,561      76,239,954
Alger Equity Growth Series..................................   131,970,680     125,201,635
Salomon Bothers U.S. Government Series......................       804,196         806,918
Salomon Bothers Strategic Bond Opportunities Series.........       580,430         539,862
MFS Investors Series........................................     3,117,403       1,140,759
MFS Research Managers Series................................     9,377,980       6,438,666
Putnam International Stock Portfolio........................    17,224,713       8,533,291
Putnam Large Cap Growth Portfolio...........................     7,430,505       3,239,414
Janus Mid Cap Portfolio.....................................    29,528,499      12,124,400
Russell 2000 Index Portfolio................................     5,834,503       2,132,644
MetLife Stock Index Portfolio+..............................    66,613,299      46,652,727
MetLife Mid Cap Stock Index Portfolio+......................     1,230,568         158,119
Morgan Stanley EAFE Index Portfolio+........................       591,046          72,451
Lehman Brothers Aggregate Bond Index Portfolio+.............     4,940,823         497,645
State Street Research Aurora Small Cap Value Portfolio+.....    19,973,642       3,602,127
Janus Growth Portfolio......................................     1,321,567         393,099
American Funds Growth Fund+.................................    23,605,545       2,844,769
American Funds Growth-Income Fund+..........................    16,548,654       1,842,993
American Funds Global Small Capitalization Fund+............     2,623,882         455,792
VIP Equity-Income Portfolio.................................    46,115,663      43,139,853
VIP Overseas Portfolio......................................    68,636,230     128,028,513
VIP High Income Portfolio...................................    11,544,385       7,517,782
VIP II Asset Manager Portfolio..............................     7,891,831       5,225,611

+ For the period May 1, 2001 (Commencement of Sub-Account Operations) to
  December 31, 2001.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.45%    (6.38)%     14.57%    (7.39)%     37.55%     20.65%
Bond Income***........    17.55%      7.80%     12.22%    (3.70)%     20.78%      4.24%
Money Market***.......     5.84%      3.43%      2.61%      3.61%      5.33%      4.76%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.05%     33.63%     15.30%    (4.98)%   (16.72)%
Bond Income***........    10.50%      8.66%    (0.81)%      7.77%      8.43%
Money Market***.......     4.97%      4.90%      4.60%      5.85%      3.62%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.98%      6.92%      9.34%      0.76%     36.44%     22.04%     32.03%     27.49%     19.96%    (9.36)%
Total Return***.......    19.75%      6.33%     10.26%    (1.46)%     30.81%     14.62%     26.12%     19.24%      9.59%    (3.72)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.53)%
Total Return***.......   (4.14)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.47%    (0.62)%     29.90%     17.20%     16.91%    (5.79)%      0.00%     20.01%     27.33%
Growth and Income..............    13.97%    (1.55)%     35.99%     17.68%     33.01%     24.02%      8.97%    (5.48)%   (14.23)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.29%      6.69%     34.62%     13.88%     27.66%     11.24%      5.96%      8.04%    (5.29)%
Overseas.......................    14.57%      1.37%      9.30%     12.82%     11.17%     12.36%     42.13%   (19.39)%   (21.44)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.45)%     28.40%     30.22%     24.42%    (2.04)%     31.29%      4.89%    (9.15)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.58)%     20.18%     13.63%     17.26%    (4.66)%      7.78%   (22.74)%   (12.04)%
Asset Manager.............................   (4.41)%     16.55%     14.20%     20.23%     14.65%     10.70%    (4.26)%    (4.43)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.84%     12.78%     25.19%     47.27%     33.66%   (13.98)%   (12.33)%
Balanced.............................................    13.75%     16.50%     15.77%      8.73%    (5.39)%    (2.26)%    (4.78)%
International Stock**................................     3.85%      6.30%    (1.64)%      6.90%     24.18%   (10.51)%   (20.87)%
Venture Value........................................    21.64%     25.40%     33.03%     14.02%     17.11%      9.11%   (11.46)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.61%    (0.49)%   (16.23)%
Research Managers...........................................    19.52%    (3.97)%   (21.23)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.30)%   (37.54)%
Russell 2000(R) Index.......................................   (6.56)%      0.51%
Large Cap Growth............................................  (27.17)%   (31.07)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.57%
Growth Fund.................................................  (14.32)%
Growth and Income Fund......................................   (2.75)%
Janus Growth Portfolio......................................  (21.98)%
Global Small Cap............................................   (8.29)%
EAFE Index..................................................  (16.38)%
Small Cap Value.............................................   (0.23)%
Mid Cap Stock Index.........................................   (1.08)%

   * Based on a mortality and expense risk charge at an annual rate of .35%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series, since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.29%    (6.47)%     14.46%    (7.38)%     37.41%     20.53%
Bond Income***........    17.43%      7.69%     12.10%    (3.80)%     20.66%      4.14%
Money Market***.......     5.74%      3.33%      2.51%      3.35%      5.23%      4.65%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.92%     33.49%     15.18%    (5.08)%   (16.81)%
Bond Income***........    10.39%      8.55%    (0.91)%      7.66%      8.32%
Money Market***.......     4.87%      4.79%      4.49%      5.75%      3.51%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.85%      6.81%      9.23%      0.66%     36.30%     21.91%     31.90%     27.36%     19.84%    (9.45)%
Total Return***......     19.63%      6.22%     10.15%    (1.56)%     30.67%     14.51%     25.99%     19.12%      9.48%    (3.81)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.62)%
Total Return***......   (4.24)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.................     14.39%    (0.72)%     29.77%     17.08%     16.80%    (5.88)%    (0.10)%     19.89%     27.20%
Growth and Income.............     13.90%    (1.65)%     38.85%     17.56%     32.87%     23.89%      8.86%    (5.58)%   (14.31)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Income..................     9.22%      6.59%     34.49%     13.77%     27.53%     11.13%      5.85%      7.93%    (5.38)%
Overseas.......................    14.49%      1.27%      9.19%     12.70%     11.05%     12.24%     41.99%   (19.47)%   (21.52)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.52)%     28.27%     30.09%     24.29%    (2.14)%     31.16%      4.78%    (9.24)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.61)%     20.06%     13.52%     17.14%    (4.76)%      7.67%   (22.82)%   (12.13)%
Asset Manager.............................   (4.45)%     16.43%     14.09%     20.11%     14.53%     10.59%    (4.36)%    (4.52)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.76%     12.66%     25.06%     47.12%     33.53%   (14.07)%   (12.42)%
Balanced.............................................    13.67%     16.39%     15.66%      8.62%    (5.49)%    (2.35)%    (4.88)%
International Stock**................................     3.79%      6.19%    (1.74)%      6.79%     24.05%   (10.60)%   (20.95)%
Venture Value........................................    21.56%     25.27%     32.90%     13.90%     16.99%      9.00%   (11.55)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.54%    (0.59)%   (16.31)%
Research Managers...........................................    19.44%    (4.07)%   (21.31)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.35)%   (37.61)%
Russell 2000(R) Index.......................................   (6.62)%      0.41%
Large Cap Growth............................................  (27.22)%   (31.14)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.49%
Growth Fund.................................................   (14.38)%
Growth and Income Fund......................................    (2.81)%
Janus Growth Portfolio......................................   (22.04)%
Global Small Cap............................................    (8.35)%
EAFE Index..................................................   (16.44)%
Small Cap Value.............................................    (0.30)%
Mid Cap Stock Index.........................................    (1.15)%

   * Based on a mortality and expense risk charge at an annual rate of .45%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.06%    (6.61)%     14.28%    (7.62)%     37.21%     20.34%
Bond Income***........    17.25%      7.53%     11.94%    (3.94)%     20.47%      3.98%
Money Market***.......     5.58%      3.18%      2.36%      3.35%      5.07%      4.50%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.74%     33.29%     15.01%    (5.22)%   (16.93)%
Bond Income***........    10.23%      8.39%    (1.06)%      7.50%      8.15%
Money Market***.......     4.71%      4.63%      4.34%      5.59%      3.36%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.65%      6.65%      9.07%      0.51%     36.10%     21.73%     31.70%     27.17%     19.66%    (9.59)%
Total Return***.......    19.45%      6.06%      9.99%    (1.70)%     30.48%     14.34%     25.81%     18.94%      9.31%    (3.96)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.75)%
Total Return***.......   (4.38)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.28%    (0.87)%     29.57%     16.90%     16.62%    (6.03)%    (0.25)%     19.71%     27.01%
Growth and Income..............    13.78%    (1.80)%     35.65%     17.38%     32.67%     23.71%      8.70%    (5.72)%   (14.44)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.11%      6.43%     34.29%     13.59%     27.34%     10.96%      5.69%      7.77%    (5.53)%
Overseas.......................    14.38%      1.12%      9.02%     12.53%     10.89%     12.08%     41.77%   (19.59)%   (21.64)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.61)%     28.08%     29.90%     24.11%    (2.28)%     30.96%      4.62%    (9.38)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.66)%     19.88%     13.35%     16.96%    (4.90)%      7.51%   (22.94)%   (12.26)%
Asset Manager.............................   (4.49)%     16.26%     13.91%     19.93%     14.36%     10.43%    (4.50)%    (4.67)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.64%     12.49%     24.88%     46.90%     33.33%   (14.20)%   (12.55)%
Balanced.............................................    13.56%     16.21%     15.48%      8.46%    (5.63)%    (2.50)%    (5.02)%
International Stock**................................     3.68%      6.03%    (1.89)%      6.63%     23.87%   (10.73)%   (21.07)%
Venture Value........................................    21.44%     25.08%     32.70%     13.73%     16.81%      8.83%   (11.68)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.44%    (0.74)%   (16.44)%
Research Managers...........................................    19.32%    (4.21)%   (21.43)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.03)%   (38.04)%
Russell 2000(R) Index.......................................   (6.72)%      0.26%
Large Cap Growth............................................  (27.29)%   (31.24)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.39%
Growth Fund.................................................  (14.47)%
Growth and Income Fund......................................   (3.30)%
Janus Growth Portfolio......................................  (22.12)%
Global Small Cap............................................   (8.44)%
EAFE Index..................................................  (16.52)%
Small Cap Value.............................................   (0.40)%
Mid Cap Stock Index.........................................   (1.25)%

   * Based on a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    52.61%    (6.90)%     13.94%    (7.90)%     36.80%     19.98%
Bond Income***........    16.90%      7.21%     11.60%    (4.23)%     20.12%      3.67%
Money Market***.......     5.26%      2.87%      2.05%      3.04%      4.75%      4.18%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.37%     32.89%     14.67%    (5.50)%   (17.18)%
Bond Income***........     9.90%      8.07%    (1.36)%      7.18%      7.83%
Money Market***.......     4.39%      4.32%      4.03%      5.27%      3.04%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.27%      6.33%      8.74%      0.21%     35.69%     21.36%     31.31%     26.79%     19.30%    (9.86)%
Managed***............    19.10%      5.74%      9.69%    (2.00)%     30.09%     13.99%     25.43%     18.58%      8.98%    (4.24)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (13.02)%
Managed***............   (4.67)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.05%    (1.16)%     29.19%     16.55%     16.27%    (6.31)%    (0.55)%     19.36%     26.63%
Growth and Income..............    13.55%    (2.09)%     35.25%     17.03%     32.28%     23.34%      8.37%    (6.00)%   (14.70)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     8.89%      6.11%     33.89%     13.25%     26.96%     10.63%      5.38%      7.45%    (5.81)%
Overseas.......................    14.15%      0.82%      8.70%     12.19%     10.56%     11.74%     41.35%   (19.83)%   (21.88)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.80)%     27.69%     29.50%     23.73%    (2.58)%     30.57%      4.31%    (9.65)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.76)%     19.53%     13.00%     16.61%    (5.19)%      7.19%   (23.17)%   (12.53)%
Asset Manager.............................   (4.59)%     15.91%     13.57%     19.57%     14.02%     10.10%    (4.79)%    (4.95)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.39%     12.15%     24.50%     46.46%     32.93%   (14.45)%   (12.82)%
Balanced.............................................    13.33%     15.86%     15.14%      8.13%    (5.91)%    (2.79)%    (5.31)%
International Stock**................................     3.48%      5.71%    (2.18)%      6.31%     23.50%   (11.00)%   (21.31)%
Venture Value........................................    21.20%     24.71%     32.30%     13.39%     16.47%      8.51%   (11.95)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.23%    (1.04)%   (16.69)%
Research Managers...........................................    19.08%    (4.50)%   (21.67)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.17)%   (38.23)%
Russell 2000(R) Index.......................................   (6.90)%    (0.04)%
Large Cap Growth............................................  (27.44)%   (31.45)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.18%
Growth Fund.................................................  (14.64)%
Growth and Income Fund......................................   (3.11)%
Janus Growth Portfolio......................................  (22.27)%
Global Small Cap............................................   (8.63)%
EAFE Index..................................................  (16.69)%
Small Cap Value.............................................   (0.60)%
Mid Cap Stock Index.........................................   (1.45)%

   * Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

  ** On December 1, 2000 The Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (Formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001 the MetLife Stock Index Portfolio Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth.......     52.83%    (6.75)%     14.11%    (7.76)%     37.00%     20.16%
Bond Income***.......     17.08%      7.37%     11.77%    (4.08)%     20.29%      3.82%
Money Market***......      5.42%      3.02%      2.20%      3.20%      4.91%      4.34%

                            NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                       ----------------------------------------------------
                       1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------            --------   --------   --------   --------   --------
Capital Growth.......    22.56%     33.09%     14.84%    (5.36)%   (17.06)%
Bond Income***.......    10.06%      8.23%    (1.21)%      7.34%      7.99%
Money Market***......     4.55%      4.48%      4.18%      5.43%      3.20%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.46%      6.49%      8.90%      0.36%     35.90%     21.55%     31.51%     26.98%     19.48%    (9.72)%
Total Return***......     19.28%      5.90%      9.82%    (1.85)%     30.28%     14.16%     25.62%     18.76%      9.15%    (4.10)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.89)%
Total Return***......   (4.53)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.16%    (1.01)%     29.38%     16.72%     16.45%    (6.17)%    (0.40)%     19.54%     26.82%
Growth and Income..............    13.67%    (1.94)%     35.45%     17.21%     32.47%     23.52%      8.53%    (5.86)%   (14.57)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.00%      6.27%     34.09%     13.42%     27.15%     10.79%      5.54%      7.61%    (5.67)%
Overseas.......................    14.26%      0.97%      8.86%     12.36%     10.72%     11.91%     41.56%   (19.71)%   (21.76)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.71)%     27.88%     29.70%     23.92%    (2.43)%     30.77%      4.47%    (9.51)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.71)%     19.71%     13.17%     16.79%    (5.04)%      7.35%   (23.05)%   (12.40)%
Asset Manager.............................   (4.54)%     16.08%     13.74%     19.75%     14.19%     10.26%    (4.64)%    (4.81)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.51%     12.32%     24.69%     46.68%     33.13%   (14.33)%   (12.68)%
Balanced.............................................    13.44%     16.03%     15.31%      8.29%    (5.77)%    (2.64)%    (5.17)%
International Stock**................................     3.58%      5.87%    (2.04)%      6.47%     23.68%   (10.87)%   (21.19)%
Venture Value........................................    21.32%     24.89%     32.50%     13.56%     16.64%      8.67%   (11.81)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.34%    (0.89)%   (16.56)%
Research Managers...........................................    19.20%    (4.35)%   (21.55)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.10)%   (38.14)%
Russell 2000(R) Index.......................................   (6.81)%      0.11%
Large Cap Growth............................................  (27.36)%   (31.34)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.29%
Growth Fund.................................................   (14.58)%
Growth and Income Fund......................................    (3.01)%
Janus Growth Portfolio......................................   (22.19)%
Global Small Cap............................................    (8.53)%
EAFE Index..................................................   (16.61)%
Small Cap Value.............................................    (0.50)%
Mid Cap Stock Index.........................................    (1.35)%

   * Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000", "ZENITH SURVIVORSHIP LIFE 2002" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.98%    (6.05)%     14.97%    (7.07)%     38.03%     21.07%
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.48%     34.09%     15.70%    (4.65)%   (16.43)%
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.55%      6.93%     35.90%     13.75%     28.11%     11.63%      6.33%      8.42%    (4.96)%
Overseas.......................    14.84%      1.21%     11.02%     12.43%     11.56%     12.75%     42.63%   (19.11)%   (21.17)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................    (.37)%     20.79%     13.75%     17.67%    (4.33)%      8.15%   (22.47)%   (11.73)%
Asset Manager.............................   (4.65)%     17.68%     14.31%     20.65%     15.05%     11.09%    (3.93)%    (4.09)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (27.74)%   (37.67)%
Russell 2000(R) Index.......................................   (6.35)%      0.87%
Large Cap Growth............................................  (27.00)%   (30.82)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.81%
Growth Fund.................................................  (14.12)%
Growth and Income Fund......................................   (2.52)%
Janus Growth Portfolio......................................  (21.80)%
Global Small Cap............................................   (8.07)%
EAFE Index..................................................  (16.19)%
Small Cap Value.............................................     0.00%
Mid Cap Stock Index.........................................   (0.85)%

   * For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", "Zenith Survivorship Life 2002" and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              6/28/96-   1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------   --------   --------   --------
U.S. Government.............................................     4.55%      8.47%      7.61%      0.17%     10.45%      6.73%
Strategic Bond Opportunities................................     8.46%     11.07%      2.04%      1.44%      7.22%      6.82%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-   1/1/01-
SUB-ACCOUNT                                                   12/31/00  12/31/01
-----------                                                   --------  --------
Large Cap Growth............................................  (27.00)%  (30.82)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

   * For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 **** On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2002

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2001 AND 2000
(DOLLARS IN MILLIONS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               2001      2000
                                                              ------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $  344    $  245
  Equity securities, at fair value..........................      27        24
  Policy loans..............................................     262       234
  Other limited partnership interests.......................      20        13
  Short-term investments....................................      --        10
                                                              ------    ------
        Total investments...................................     653       526
Cash and cash equivalents...................................     222       114
Accrued investment income...................................      19        20
Premiums and other receivables..............................     133       121
Deferred policy acquisition costs...........................   1,185     1,021
Other assets................................................     113       110
Separate account assets.....................................   5,725     5,651
                                                              ------    ------
        TOTAL ASSETS........................................  $8,050    $7,563
                                                              ======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Future policy benefits......................................  $  245    $  190
Policyholder account balances...............................     661       412
Other policyholder funds....................................     296       249
Policyholder dividends payable..............................       2         2
Current income taxes payable................................      --         3
Deferred income taxes payable...............................      68        20
Other liabilities...........................................     115       179
Separate account liabilities................................   5,725     5,651
                                                              ------    ------
        TOTAL LIABILITIES...................................   7,112     6,706
                                                              ------    ------
Commitments and contingencies (Notes 6 and 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $125.00 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding..........       3         3
Preferred stock, no par value;1,000,000 shares authorized;
  200,000 issued and outstanding............................      --        --
Additional paid-in capital..................................     647       647
Retained earnings...........................................     284       216
Accumulated other comprehensive income (loss)...............       4        (9)
                                                              ------    ------
        TOTAL STOCKHOLDER'S EQUITY..........................     938       857
                                                              ------    ------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..................  $8,050    $7,563
                                                              ======    ======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                              2001    2000    1999
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $117    $125    $124
Universal life and investment-type product policy fees......   351     272     241
Net investment income.......................................    44      63      68
Other revenues..............................................   221     283     215
Net investment (losses) gains...............................    (1)    (28)      3
                                                              ----    ----    ----
        TOTAL REVENUES......................................   732     715     651
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   104     150     193
Interest credited to policyholder account balances..........    24      20      11
Policyholder dividends......................................     3      18      21
Other expenses..............................................   483     490     351
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   614     678     576
                                                              ----    ----    ----
Income before provision for income taxes....................   118      37      75
Provision for income taxes..................................    42      25      29
                                                              ----    ----    ----
NET INCOME..................................................  $ 76    $ 12    $ 46
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                                                         ACCUMULATED
                                                             ADDITIONAL                     OTHER
                                                   COMMON      PAID-IN      RETAINED    COMPREHENSIVE
                                                   STOCK       CAPITAL      EARNINGS    INCOME (LOSS)    TOTAL
                                                   ------    -----------    --------    -------------    -----
BALANCE AT JANUARY 1, 1999.......................    $3         $647          $178          $ 17         $845
  Dividends on preferred stock...................                               (9)                        (9)
  Comprehensive income:
    Net income...................................                               46                         46
    Other comprehensive loss:
      Unrealized investment losses, net of
        related offsets, reclassification
        adjustments and income taxes.............                                            (28)         (28)
                                                                                                         ----
  Comprehensive income...........................                                                          18
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 1999.....................     3          647           215           (11)         854
  Dividends on preferred stock...................                              (11)                       (11)
  Comprehensive income:
    Net income...................................                               12                         12
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                              2            2
                                                                                                         ----
  Comprehensive income...........................                                                          14
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2000.....................     3          647           216            (9)         857
  Dividends on preferred stock...................                               (8)                        (8)
  Comprehensive income:
    Net income...................................                               76                         76
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                             13           13
                                                                                                         ----
  Comprehensive income...........................                                                          89
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2001.....................    $3         $647          $284          $  4         $938
                                                     ==         ====          ====          ====         ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                               2001      2000     1999
                                                              -------   -------   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    76   $    12   $  46
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................       10        13      14
    Gains (losses) from sale of investments and business,
     net....................................................        1        28      (3)
    Interest credited to policyholder account balances......       24        20      11
    Universal life and investment-type product policy
     fees...................................................     (351)     (272)   (241)
    Change in accrued investment income.....................        1        10      (8)
    Change in premiums and other receivables................      (12)       (2)     25
    Change in deferred policy acquisition costs, net........     (153)     (113)   (186)
    Change in insurance-related liabilities.................      102      (420)    113
    Change in income taxes payable..........................       40       (11)    (27)
    Change in other liabilities.............................      (64)       26      58
  Other, net................................................      (13)       18      19
                                                              -------   -------   -----
Net cash used in operating activities.......................     (339)     (691)   (179)
                                                              -------   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      135       587     114
    Equity securities.......................................       --        35       2
  Purchases of:
    Fixed maturities........................................     (226)      (87)   (158)
    Equity securities.......................................       (5)       (9)    (10)
    Real estate and real estate joint ventures..............       --        --      (3)
  Net change in short-term investments......................       10        53     (10)
  Net change in policy loans................................      (28)      (52)    (46)
  Losses from sale of business, net.........................       --       (54)     --
  Other, net................................................       (7)       (3)     24
                                                              -------   -------   -----
Net cash (used in) provided by investing activities.........     (121)      470     (87)
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    2,245     1,872     518
    Withdrawals.............................................   (1,669)   (1,532)   (222)
  Financial reinsurance receivables.........................       --        --      33
  Long-term debt repaid.....................................       --       (77)    (13)
  Dividends on preferred stock..............................       (8)      (11)     (9)
                                                              -------   -------   -----
Net cash provided by financing activities...................      568       252     307
Change in cash and cash equivalents.........................      108        30      41
Cash and cash equivalents, beginning of year................      114        84      43
                                                              -------   -------   -----
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   222   $   114   $  84
                                                              =======   =======   =====
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest................................................  $     2   $     7   $  --
                                                              =======   =======   =====
    Income taxes............................................  $     7   $    22   $  30
                                                              =======   =======   =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company" or "NELICO") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage. The Company also administers certain business activities for Metropolitan Life.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, through New England Life Holdings, Inc. (a holding company for non-insurance operations) New England Securities Corporation ("NES"), MetLife Advisers LLC ("Advisers"), and NL Holding Corporation ("NL Holding") and its wholly owned subsidiaries Nathan and Lewis Securities, Inc., Nathan and Lewis Associates, Inc. On November 5, 1999 New England Financial Distributors ("NEFD"), a Limited Liability Corporation, was formed in which NELICO owns a majority interest. On October 31, 2000 Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to MetLife, Inc. the ultimate parent company of NELICO. The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisers, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisers was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to March 2000, Advisers was named TNE Advisers, Inc.

NL Holding engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a NASD registered broker/dealer. Nathan & Lewis Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD, was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method to account for its investments in other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and policy loans, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income and impairments, determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions that could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from four to seven years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $54 million and $53 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $1 million, $9 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Computer Software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Such costs are amortized over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $10 million and $1 million at December 31, 2001 and 2000, respectively. Related amortization expense was $8 million, and $2 million for the years ended December 31, 2001, and 2000, respectfully.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for non-medical health policies are amortized over the estimated life of the policy in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur.

Information regarding deferred policy acquisition costs is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2001      2000     1999
                                                              ------    ------    ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $1,021    $  931    $711
Capitalization of policy acquisition costs..................     216       223     217
                                                              ------    ------    ----
    Total...................................................   1,237     1,154     928
                                                              ------    ------    ----
Amortization allocated to:
  Net realized investment gains (losses)....................      --         1      (1)
  Unrealized investment (losses) gains......................     (11)       23     (33)
  Other expenses............................................      63       109      31
                                                              ------    ------    ----
    Total amortization......................................      52       133      (3)
                                                              ------    ------    ----
Balance at December 31......................................  $1,185    $1,021    $931
                                                              ======    ======    ====

Amortization of deferred policy acquisition costs is allocated to:
(1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Net balance at January 1....................................    $17       $19       $21
Amortization................................................     (2)       (2)       (2)
                                                                ---       ---       ---
Net balance at December 31..................................    $15       $17       $19
                                                                ===       ===       ===

                                                              DECEMBER 31,
                                                              ------------
                                                              2001    2000
                                                              ----    ----
                                                              (DOLLARS IN
                                                               MILLIONS)
Accumulated amortization....................................   $8      $6
                                                               ==      ==

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 4% to 7%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liability range from 4% to 7%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 4% to 8%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force, and 9% of the number of life insurance policies in force at December 31, 2001 and 2000. Participating policies represented approximately 52% and 67%, 55% and 65% and 57% and 62% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively.

INCOME TAXES

NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims, only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment to FASB Statement No. 133 ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, had no impact to either net income or comprehensive income, as the Company has not entered into any derivative contracts.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS No. 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $2 million for the years ended December 31, 2001, 2000 and 1999. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its consolidated financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principals to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

In July 2001, the SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 21        $1      $--       $ 22
  Foreign governments.......................................       2        --      --           2
  Corporate.................................................     181         6       3         184
  Mortgage- and asset-backed securities.....................      86        --      --          86
  Other.....................................................      50         1       1          50
                                                                ----        --      --        ----
    Total fixed maturities..................................    $340        $8      $4        $344
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 30        $--     $3        $ 27
                                                                ----        --      --        ----
    Total equity securities.................................    $ 30        $--     $3        $ 27
                                                                ====        ==      ==        ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 28        $--     $--       $ 28
  Foreign governments.......................................      26        --       1          25
  Corporate.................................................     171         2       6         167
  Mortgage- and asset-backed securities.....................      25         1       1          25
                                                                ----        --      --        ----
    Total fixed maturities..................................    $250        $3      $8        $245
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 26        $2      $4        $ 24
                                                                ----        --      --        ----
    Total equity securities.................................    $ 26        $2      $4        $ 24
                                                                ====        ==      ==        ====

The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date are shown below:

                                                               COST OR
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 19          $ 19
Due after one year through five years.......................      76            79
Due after five years through ten years......................     107           108
Due after ten years.........................................      52            52
                                                                ----          ----
    Total...................................................     254           258
Mortgage- and asset-backed securities.......................      86            86
                                                                ----          ----
    Total fixed maturities..................................    $340          $344
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sale of securities classified available-for-sale as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Proceeds....................................................  $127      $119      $67
Gross realized gains........................................     2         1        2
Gross realized losses.......................................     2         1        1

Gross investment losses above exclude write-downs of $1 million recorded during 2001 for other than temporarily impaired available-for-sale securities of $1 million. There were no write-downs recorded for the years ended December 31, 2000 and 1999.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at December 31, 2001 and 2000.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $23       $48       $54
Equity securities...........................................    1         2        14
Real estate and real estate joint ventures..................   --        --         1
Policy loans................................................   14        12         9
Other limited partnership interests.........................    5         2        (3)
Cash, cash equivalents and short-term investments...........   --        --         3
Other.......................................................    2         4        (4)
                                                              ---       ---       ---
    Total...................................................   45        68        74
Less: Investment expenses...................................    1         5         6
                                                              ---       ---       ---
    Net investment income...................................  $44       $63       $68
                                                              ===       ===       ===

NET INVESTMENT (LOSSES) GAINS

Net investment (losses) gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $--       $--       $ 1
Equity securities...........................................   --       (28)       --
Other.......................................................   (1)       (1)        3
                                                              ---       ----      ---
    Total...................................................   (1)      (29)        4
Amounts allocable to deferred policy costs..................   --         1        (1)
                                                              ---       ----      ---
    Net investment (losses) gains...........................  $(1)      $(28)     $ 3
                                                              ===       ====      ===

Investment (losses) gains have been reduced by deferred policy acquisition costs amortization to the extent that such amortization results from realized investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $4       $(5)      $(35)
Equity securities...........................................   (3)       (2)         3
Other invested assets.......................................   (2)       --         --
                                                               --       ---       ----
    Total...................................................   (1)       (7)       (32)
                                                               --       ---       ----
Amounts allocable to
    Deferred policy acquisition costs.......................    5        (6)        17
Deferred income taxes.......................................   --         4          4
                                                               --       ---       ----
    Total...................................................    5        (2)        21
                                                               --       ---       ----
    Net unrealized investment gains (losses)................   $4       $(9)      $(11)
                                                               ==       ===       ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $(9)      $(11)     $ 17
Unrealized gains (losses) during the year...................    6        25        (74)
Unrealized gains (losses) relating to
    Deferred policy acquisition costs.......................   11       (23)        33
Deferred income taxes.......................................   (4)       --         13
                                                              ---       ----      ----
Balance at December 31......................................  $ 4       $(9)      $(11)
                                                              ===       ====      ====
Net change in unrealized investment gains (losses)..........  $13       $ 2       $(28)
                                                              ===       ====      ====

3. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2001
Assets:
  Fixed maturities..........................................    $344         $344
  Equity securities.........................................      27           27
  Policy loans..............................................     262          262
  Cash and cash equivalents.................................     222          222
Liabilities:
  Policyholder account balances.............................     228          222

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2000
Assets:
  Fixed maturities..........................................    $245         $245
  Equity securities.........................................      24           24
  Policy loans..............................................     234          234
  Short-term investments....................................      10           10
  Cash and cash equivalents.................................     114          114
Liabilities:
  Policyholder account balances.............................     101           99

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. EMPLOYEE BENEFIT PLANS

Effective January 1, 2001, the Company's employees became employees of Metropolitan Life and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS     OTHER BENEFITS
                                                              -----------------    --------------
                                                               2001       2000     2001     2000
                                                              -------    ------    -----    -----
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 286      $254     $ 45     $ 47
  Service cost..............................................      --         7       --        1
  Interest cost.............................................      --        20        1        3
  Actuarial losses (gains)..................................      --        13       (1)      (2)
  Transfers out of controlled group.........................    (286)       --      (31)      --
  Benefits paid.............................................      --        (8)      (1)      (4)
                                                               -----      ----     ----     ----
Projected benefit obligation at end of year.................      --       286       13       45
                                                               -----      ----     ----     ----
Change in plan assets:
Contract value of plan assets at beginning of year..........     213       210       --       --
  Actuarial return on plan assets...........................      --         6       --       --
  Employer and participant contribution.....................      --         5       --       --
  Transfers out of controlled group.........................    (213)       --       --       --
  Benefits paid.............................................      --        (8)      --       --
                                                               -----      ----     ----     ----
Contract value of plan assets at end of year................      --       213       --       --
Under funded................................................      --       (73)     (13)     (45)
                                                               -----      ----     ----     ----
Unrecognized net actuarial losses (gains)...................      --        32      (18)     (21)
Unrecognized prior service cost.............................      --        15       --       --
                                                               -----      ----     ----     ----
Accrued benefit cost........................................   $  --      $(26)    $(31)    $(66)
                                                               =====      ====     ====     ====
Accrued liability pension cost..............................   $  --      $ (3)
Non-qualified plan accrued pension cost.....................      --       (23)
                                                               -----      ----
Accrued Liability...........................................   $  --      $(26)
                                                               =====      ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                   NON-QUALIFIED
                                                QUALIFIED PLAN          PLAN             TOTAL
                                                ---------------    --------------    -------------
                                                2001      2000     2001     2000     2001    2000
                                                -----    ------    -----    -----    ----    -----
                                                              (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation........   $--     $(245)     $--     $(41)     $--    $(286)
Aggregate contract value of plan assets
  (principally Company contracts).............   --        213      --        --      --       213
                                                 --      -----      --      ----      --     -----
Under funded..................................   $--     $ (32)     $--     $(41)     $--    $ (73)
                                                 ==      =====      ==      ====      ==     =====

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               2001      2000     2001     2000
                                                              ------    ------    -----    -----
                                                                    (DOLLARS IN MILLIONS)
Weighted average assumptions at December 31,
Discount rate...............................................    N/A      7.75%    7.40%    7.50%
Expected rate of return on plan assets......................    N/A      9.00%     N/A      N/A
Rate of compensation increase...............................    N/A      5.50%     N/A      N/A

The assumed health care cost trend rate used in measuring the accumulated non-pension post-retirement benefit obligation was generally 9.5% in 2001, gradually decreasing to 5% in 2010 and generally 7% in 2000, gradually decreasing to 5% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have no material effect on the health care plans.

The components of periodic benefit costs were as follows:

                                       PENSION BENEFITS         OTHER BENEFITS
                                     --------------------    --------------------
                                     2001    2000    1999    2001    2000    1999
                                     ----    ----    ----    ----    ----    ----
                                                (DOLLARS IN MILLIONS)
Service cost.......................  --        7       8      --       1       1
Interest cost......................  --       20      18       1       3       3
Expected return on plan assets.....  --      (19)    (15)     --      --      --
Amortization of prior actuarial
  gains............................  --        1       1      (1)     (1)     (1)
                                     --      ---     ---      --      --      --
Net periodic benefit cost..........  --        9      12      --       3       3
                                     ==      ===     ===      ==      ==      ==

SAVINGS AND INVESTMENT PLANS

The Company sponsored savings and investment plans for substantially all employees under which the Company matched a portion of employee contributions. The Company contributed $2 million, for the years ended December 31, 2000 and 1999. As previously stated, the NEF 401K Plan was merged into Metropolitan Life's SIP plan effective January 1, 2001. All contributions to the SIP plan are made by Metropolitan Life.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

5. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $5,725 million and $5,651 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $48 million, $46 million and $37 million for the years ended December 31, 2001, 2000 and 1999, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2001, 2000, and 1999.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

7. INCOME TAXES

The provision for income tax expense in the consolidated statements of income is shown below:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Current:
  Federal...................................................    $(2)     $ 36       $21
                                                                ---      ----       ---
                                                                 (2)       36        21
                                                                ---      ----       ---
Deferred:
  Federal...................................................     44       (12)        8
  State and local...........................................     --         1        --
                                                                ---      ----       ---
                                                                 44       (11)        8
                                                                ---      ----       ---
Provision for income taxes..................................    $42      $ 25       $29
                                                                ===      ====       ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................    $42       $13       $26
Tax effect of:
  Tax exempt investment income..............................     (2)       --        --
  Sale of Subsidiaries......................................     --        10        --
  Other, net................................................      2         2         3
                                                                ---       ---       ---
Provision for income taxes..................................    $42       $25       $29
                                                                ===       ===       ===

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................    $284          $283
  Tax loss carry-forwards...................................      10            10
  Net unrealized investment losses..........................      --             4
  Other.....................................................      20            11
                                                                ----          ----
                                                                 314           308
                                                                ----          ----
  Less: valuation allowance.................................      10            10
                                                                ----          ----
                                                                 304           298
                                                                ----          ----
Deferred income tax liabilities:
  Investments...............................................       6             2
  Deferred policy acquisition costs.........................     344           298
  Other.....................................................      22            18
                                                                ----          ----
                                                                 372           318
                                                                ----          ----
Net deferred tax liability..................................    $(68)         $(20)
                                                                ====          ====

8. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2001      2000     1999
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 305     $ 221     $163
Reinsurance assumed.........................................    (10)       11       58
Reinsurance ceded...........................................   (178)     (107)     (97)
                                                              -----     -----     ----
Net premiums................................................  $ 117     $ 125     $124
                                                              =====     =====     ====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 102     $  73     $ 52
                                                              =====     =====     ====

Reinsurance recoverables, included in premiums and other receivables, were $94 million and $80 million at December 31, 2001 and 2000 respectively.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
BALANCE AT JANUARY 1........................................  $ 4       $ 4       $ 2
  Reinsurance recoverables..................................   (3)       (3)       (1)
                                                              ---       ---       ---
NET BALANCE AT JANUARY 1....................................    1         1         1
                                                              ---       ---       ---
Incurred related to:
  Current year..............................................    1        --        --
                                                              ---       ---       ---
                                                                1        --        --
                                                              ---       ---       ---
NET BALANCE AT DECEMBER 31..................................    2         1         1
  Add: Reinsurance recoverables.............................    5         3         3
                                                              ---       ---       ---
BALANCE AT DECEMBER 31......................................  $ 7       $ 4       $ 4
                                                              ===       ===       ===

9. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 106     $  92     $  97
Commissions.................................................    224       234       195
Interest and debt issue costs...............................      2         6         5
Amortization of policy acquisition costs....................     63       109        31
Capitalization of policy acquisition costs..................   (216)     (223)     (217)
Rent, net of sublease income................................     20        48         6
Insurance taxes, licenses, and fees.........................     23        27        21
Other.......................................................    261       197       213
                                                              -----     -----     -----
  Total other expenses......................................  $ 483     $ 490     $ 351
                                                              =====     =====     =====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001         2000
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Statutory capital and surplus...............................   $  364       $  353
GAAP adjustments for:
  Future policy benefits and policyholders account
    balances................................................     (325)        (338)
  Deferred policy acquisition costs.........................    1,185        1,021
  Deferred income taxes.....................................      (88)         (20)
  Valuation of investments..................................        2           (5)
  Statutory asset valuation reserves........................       12           16
  Other, net................................................     (212)        (170)
                                                               ------       ------
Stockholder's Equity........................................   $  938       $  857
                                                               ======       ======

                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2001    2000     1999
                                                              ----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Net change in statutory capital and surplus.................  $11     $ (11)   $ (41)
GAAP adjustment for:
  Future policy benefits and policyholders account
    balances................................................   26      (311)    (296)
  Deferred policy acquisition costs.........................  153       177      186
  Deferred income taxes.....................................  (44)       11       (8)
  Valuation of investments..................................    8       (61)      14
  Other, net................................................  (78)      207      191
                                                              ----    -----    -----
Net Income..................................................  $76     $  12    $  46
                                                              ====    =====    =====

In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

11. OTHER COMPREHENSIVE INCOME (LOSS)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              2001     2000     1999
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 20     $ 23     $(72)
Income tax effect of holding gains or losses................    (5)      16       22
Reclassification adjustments:
  Recognized holding losses (gains) included in current year
    income..................................................   (12)      --       (3)
  Amortization of premium and discount on investments.......    (1)      --       --
  Recognized holding (losses) gains allocated to other
    policyholder amounts....................................    --       --        1
  Income tax effect.........................................     3       --        1
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    11      (23)      33
Income tax effect of allocation of holding gains or losses
  to other policyholder amounts.............................    (3)     (14)     (10)
                                                              ----     ----     ----
Net unrealized investment gains (losses)....................    13        2      (28)
                                                              ----     ----     ----
Other comprehensive income (loss)...........................  $ 13     $  2     $(28)
                                                              ====     ====     ====

12. RELATED PARTY TRANSACTIONS

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. This Agreement replaced the former Administrative Services Agreement ("ASA") under which the Company provided such services for certain Metropolitan Life life insurance and annuity contracts defined in the ASA. Metropolitan Life charged the Company $73 million for administrative services in 2001. The Company charged Metropolitan Life $164 million and $161 million for administrative services for 2000 and 1999, respectively. In addition, $61 million and $9 million for 2000 and 1999, respectively, were charged to Metropolitan Life by the Company for other miscellaneous services. These services were charged based upon direct costs incurred. Service fees charged to Metropolitan Life were recorded by NELICO as a reduction in operating expenses. Management believes intercompany expenses are calculated on a reasonable basis, however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company has preferred stock outstanding of $200 million owned by MetLife Credit Corporation. The Company paid $8 million, $11 million and $9 million of dividends on the preferred stock in 2001, 2000 and 1999, respectively.

During 1998 the Company acquired NL Holding and entered into employment agreements with key individuals of NL Holding. The Company paid $5 million in 2001, made no payments in 2000 and paid $3 million in 1999 under these agreements, which expired in 2001.

Commissions earned by NES from sales of New England Funds ("NEF") shares, a subsidiary of MetLife through October 2000, were $12 million in 2000 and 1999, respectively. NES earned asset-based income of $10 million, and $11 million on average assets under management with NEF of approximately $3,500 million and $4,500 million in 2000 and 1999, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

13. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because either they provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and net investment gains (losses) were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2001                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   73       $    1     $   --       $42         $    1      $  117
Universal life and investment-type product
  policy fees.............................       247           30         10        --             64         351
Net investment income.....................        (6)           3          3         1             43          44
Other revenues............................         6            3          4        10            198         221
Net investment gains (losses).............         2           --         --        --             (3)         (1)
Policyholder benefits and claims..........        69            2         (2)       32              3         104
Interest credited to policyholder.........        18            3          3        --             --          24
Policyholders' Dividends..................         3           --         --        --             --           3
Other Expenses............................       160           32          7        13            271         483
Income (loss) before provision for income
  taxes...................................        72           --          9         8             29         118
Provision (benefit) for income taxes......        24           --          3         3             12          42
Net income (loss).........................        48           --          6         5             17          76
Total assets..............................     3,704        2,047      1,252        48          1,001       8,052
Deferred policy acquisition costs.........     1,062          101         11         5              6       1,185
Separate account assets...................     2,709        1,834      1,182        --             --       5,725
Policyholder liabilities..................       894          182         47        42             39       1,204
Separate account liabilities..............     2,709        1,834      1,182        --             --       5,725

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2000                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   70       $   --      $ --       $ 36          $ 19       $  125
Universal life and investment-type product
  policy fees.............................       210           25         7         --            30          272
Net investment income.....................       (13)          (1)        1         --            76           63
Other revenues............................        11           10         7          8           247          283
Net investment gains (losses).............        35            2        (2)        --           (63)         (28)
Policyholder benefits and claims..........        83            6        --         31            30          150
Interest credited to policyholder.........        13            2         3         --             2           20
Policyholders' Dividends..................         3           --        --         --            15           18
Other Expenses............................       153           33         8         13           283          490
Income (loss) before provision for income
  taxes...................................        61           (5)        2         --           (21)          37
Provision (benefit) for income taxes......         9           (3)        2         --            17           25
Net income (loss).........................        52           (2)       --         --           (38)          12
Total assets..............................     3,634        1,788       773        406           962        7,563
Deferred policy acquisition costs.........       915           83        11         12            --        1,021
Separate account assets...................     2,879        1,704       726        342            --        5,651
Policyholder liabilities..................       676           70        38         58            11          853
Separate account liabilities..............     2,879        1,704       726        342            --        5,651

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 1999                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   63       $   --      $ --       $ 29         $   32      $  124
Universal life and investment-type product
  policy fees.............................       198           17         4         --             22         241
Net investment income.....................       (31)          --        --         --             99          68
Other revenues............................        23            7         3         34            148         215
Net investment gains (losses).............        --           --        --         --              3           3
Policyholder benefits and claims..........       125            5        --         24             39         193
Interest credited to policyholder.........         9            2         1         --             (1)         11
Policyholders' Dividends..................         2           --        --         --             19          21
Other Expenses............................       123           22         6         36            164         351
Income (loss) before provision for income
  taxes...................................        (6)          (5)       --          3             83          75
Provision (benefit) for income taxes......         1           (2)       --          1             29          29
Net income (loss).........................        (7)          (3)       --          2             54          46
Total assets..............................     3,276        1,441       569        266          1,579       7,131
Deferred policy acquisition costs.........       772           63        10          9             77         931
Separate account assets...................     2,705        1,399       518        218             --       4,840
Policyholder liabilities..................       536           44        45         44            518       1,187
Separate account liabilities..............     2,705        1,399       518        218             --       4,840

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

         The prospectus consisting of 226 pages.

         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:

                    James J. Reilly, Jr., F.S.A., M.A.A.A.
                    (see Exhibit 3(iii) below)
                    Anne M. Goggin, Esq. (see Exhibit 3(iv) below) Sutherland Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditor (see Exhibit 11 below)

         The following exhibits:

1.A.(1)                January 31, 1983 resolution of the Board of
                       Directors of NEVLICO 5
    (2)                None

    (3)  (a)           Distribution Agreement between NEVLICO and NELESCO 6
         (b)(i)        Form of Contract between NELICO and its General Agents 5

            (ii)       Form of Contract between NEVLICO and its Agents 6
         (c)(i)        Commission Schedule for Policies 12
            (ii)       Commission Schedule for Executive Advantage 2000 Policies 14
            (iii)      Updated Commission Schedule for Executive Advantage 2000 Policies 18
         (d)           Form of contract among NES, NELICO and other broker dealers 3
    (4)                None
    (5)  (a)           Specimen of Policy 4
         (b)           Additional Specimen of Policy 13
         (c)           Riders and Endorsements 8
         (d)           Additional Riders and Endorsements 5
         (e)           Additional Riders and Endorsements 7
         (f)           Additional Riders and Endorsements 13
         (g)           Additional Endorsements 18
         (h)           Additional Rider and Endoresements
    (6)  (a)           Amended and restated Articles of Organization of NELICO 2
         (b)           Amended and restated By-Laws of NELICO 3
         (c)           Amendments to the Amended and restated Articles of Organization 10
         (d)           Amended and restated By-Laws of NELICO 17
    (7)                None
    (8)                None
    (9)                None
    (10) (a)           Specimen of Applications for Policy 4
         (b)           Additional specimen of Application 9
2.                     See Exhibit 3(ii)
3.          (i)        Opinion and Consent of H. James Wilson, Esq. 8
            (ii)       Opinion and Consent of Anne M. Goggin, Esq. 15
            (iii)      Opinion and Consent of James J. Reilly, Jr., F.S.A., M.A.A.A.
            (iv)       Consent of Anne M. Goggin, Esq.
4.                     None
5.                     Inapplicable
6.                     Consent of Sutherland Asbill & Brennan LLP
7.                     Powers of Attorney 16
8.                     Inapplicable
9.                     Inapplicable
10.                    Inapplicable
11.                    Consent of Independent Auditor
12.                    Schedule for computation of performance quotations 6
13.         (i)        Consolidated memorandum describing certain procedures, filed pursuant to Rule
                       6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 6
            (ii)       Second Addendum to Consolidated Memorandum 11
            (iii)      Third Addendum to Consolidated Memorandum 14

14.         (i)        Participation Agreement among Variable
                       Insurance Products Fund, Fidelity Distributors Corporation and New England
                       Variable Life Insurance Company 6
            (ii)       Amendment No. 1 to Participation Agreement among Variable Insurance Products
                       Fund, Fidelity Distributors Corporation and New England Variable Life Insurance
                       Company 1
            (iii)      Participation Agreement among Variable Insurance Products Fund II, Fidelity
                       Distributors Corporation and New England Variable Life Insurance Company 1
            (iv)       Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life
                       Insurance Company and New England Life Insurance Company 15
            (v)        Participation Agreement among New England Zenith Fund, New England Investment
                       Management, Inc., New England Securities Corporation and New England Life
                       Insurance Company 15
            (vi)       Amendment No. 2 to Participation Agreement among Variable Insurance Products
                       Fund, Fidelity Distributors Corporation and New England Life Insurance Company 16
            (vii)      Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund
                       II, Fidelity Distributors Corporation and New England Life Insurance Company 16
            (viii)     Participation Agreement among Met Investors Series Trust, Met Investors Advisory
                       Corp., Met Investors Distributors Inc. and New England Life Insurance Company 20
            (ix)       Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 19



1        Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6
         Registration Statement, File No. 033-88082, filed June 22, 1995.
2        Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No.
         333-21767, filed February 13, 1997.
3        Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6
         Registration Statement, File No. 333-21767, filed July 16, 1997.


4        Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No.
         333-46401, filed February 17, 1998.
5        Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6
         Registration Statement, File No. 033-66864, filed February 25, 1998.
6        Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6
         Registration Statement, File No. 033-52050, filed April 24, 1998.
7        Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6
         Registration Statement, File No. 033-88082, filed April 24, 1998.
8        Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6
         Registration Statement, File No. 333-46401, filed July 9, 1998.
9        Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6
         Registration Statement, File No. 033-88082, filed January 20, 1999.
10       Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6
         Registration Statement, File No. 033-65263, filed February 24, 1999.
11       Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form
         S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.
12       Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form S-6
         Registration Statement, File No. 333-46401, filed April 26, 1999.
13       Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6
         Registration Statement, File No. 333-46401, filed March 1, 2000.
14       Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6
         Registration Statement, File No. 333-46401, filed April 28, 2000.


15       Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form
         S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.
16       Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6
         Registration Statement, File No. 333-89409, filed February 26, 2001.
17       Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6
         Registration Statement, File No. 333-21767, filed April 25, 2001.
18       Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6
         Registration Statement, File No. 333-46401, filed April 26, 2001.
19       Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6
         Registration Statement, File No. 333-89409, filed July 20, 2001.
20       Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No.
         333-73676, filed November 19, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 2002.

                                            New England Variable Life Separate
                                              Account
                                                (Registrant)

                                            By: New England Life Insurance
                                                Company

                                                         (Depositor)


                                            By:      /s/ Anne M. Goggin
                                                     --------------------------
                                                      Anne M. Goggin
                                                      Senior Vice President
                                                      and General Counsel

Attest:


/s/ John E. Connolly, Jr.
------------------------------------
  John E. Connolly, Jr.
         Counsel

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 2002.

                                          New England Life Insurance Company

(Seal)

Attest: /s/ John E. Connolly, Jr.         By: /s/ Anne M. Goggin
       --------------------------             ---------------------------------
        John E. Connolly, Jr.                 Anne M. Goggin
        Counsel                               Senior Vice President
                                              and General Counsel

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2002.

       *                                      Chairman, President and
----------------------                        Chief Executive Officer
James M. Benson

       *
----------------------                                Director
Susan C. Crampton

       *
----------------------                                Director
Edward A. Fox

       *
----------------------                                Director
George J. Goodman

       *
----------------------                                Director
Evelyn E. Handler

       *
----------------------                                Director
Philip K. Howard

       *
----------------------                                Director
Bernard A. Leventhal

       *
----------------------                                Director
Thomas J. May

       *
----------------------                                Director
Stewart G. Nagler

       *
----------------------                                Director
Catherine A. Rein

       *                                      Executive Vice President,
----------------------                      Chief Financial Officer and
David Y. Rogers                               Chief Accounting Officer

       *
----------------------                                Director
Rand N. Stowell

       *
----------------------                                Director
Lisa M. Weber

                                   By:      /s/ Marie C. Swift
                                            --------------------------
                                            Marie C. Swift, Esq.
                                              Attorney-in-fact

* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective
         Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, on February 26, 2001.

                                  EXHIBIT LIST


                                                              Sequentially
Exhibit Number                      Title                     Numbered Page*
--------------                      -----                     --------------

     1.A.5(h)           Additional Rider and Endorsements

     3.(iii)            Opinion and Consent of James J.
                        Reilly, Jr., F.S.A., M.A.A.A.

     3.(iv)             Consent of Anne M. Goggin, Esq.

     6.                 Consent of Sutherland Asbill &
                        Brennan LLP

    11.                 Consent of the Independent Auditor

---------
* Page numbers inserted on manually-signed copy only.